UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN CONSENT STATEMENT
SCHEDULE 14A INFORMATION
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IMEDICOR, INC.

(Name of Registrant as Specified In Its Charter)

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iMEDICOR, INC.
13506 Summerport Parkway #160
Windermere, FL 34786

CONSENT STATEMENT OF ACTION BY WRITTEN
CONSENT OF STOCKHOLDERS

To our Stockholders:

On March 30, 2017, stockholders of iMedicor, Inc. (the “Company”) holding not less than twothirds of its outstanding shares of its Series A Preferred Stock and its Series B Preferred Stock and more than a majority of the total of its outstanding shares of its Common Stock and the shares of its Common Stock into which its outstanding shares Series A Preferred Stock and Series B Preferred Stock are convertible (the holders of the shares of Series A Preferred Stock and Series B Preferred Stock are entitled to vote on an as converted basis with the holders of the shares of its Common Stock) approved a recapitalization of the Company (the “Recapitalization”), that will include:

1.
The amendment of the Articles of Incorporation of the Company to increase the number of shares of Common Stock that the Company is authorized to issue from two billion (2,000,000,000) to twenty billion (20,000,000,000).

2.
The amendment of the Series A Preferred Stock Certificate of Designation to provide that the Series A Preferred Stock may be converted by the Company into shares of Common Stock at any time.

3.
The amendment of the Series B Preferred Stock Certificate of Designation to provide that the Series B Preferred Stock may be converted by the Company into shares of Common Stock at any time.

4.
The conversion by holders of convertible debt in an aggregate principal amount of approximately $6,388,000 (as of May 31, 2017) into shares of Common Stock.

5.
The conversion of the Series B Preferred Stock into shares of Common Stock.

6.
The conversion of the Series A Preferred Stock into shares of Common Stock.

7.
The combination of the outstanding shares of Common Stock so that immediately following such reverse split the number of shares of Common Stock outstanding shall be 10,000,000 shares (the “Reverse Split”), provided, however, no fractional share of Common Stock shall remain outstanding following the Reverse Split and in lieu thereof each holder who otherwise would receive a fractional share shall be entitled to receive cash therefor.

8.
The amendment and restatement of the Articles of Incorporation to provide that the Company shall be authorized to issue 610,000,000 shares, consisting of 600,000,000 shares of Common Stock, of which approximately 10,000,000 shares shall be outstanding, and 10,000,000 shares of Preferred Stock, none of which shall be outstanding.

9.
The amendment and restatement of the ByLaws of the Company.

The Recapitalization will be effective upon the filing of certain certificates with the Secretary of State of Nevada and is scheduled to occur on June 30, 2017 (the "Recapitalization Date"). Immediately following the Recapitalization, the Company will further amend and restate its Articles of Incorporation to change the name of the Company from iMedicor, Inc.to iCoreConnect, Inc

Also, the stockholders of the Company have approved the 2016 LongTerm Incentive Compensation Plan of the Company and the 2016 Incentive Bonus Compensation Plan of the Company that the Board of Directors had previously approved and adopted subject to the approval of the stockholders of the Company.

This Definitive Consent Statement is being mailed on June 17, 2017 to all stockholders of record as of the close of business on May 31, 2017.

By Order of the Board of Directors:

/s/ Robert McDermott

Robert McDermott
President

iMEDICOR, INC.

CONSENT STATEMENT

This Consent Statement is being furnished in connection with iMedicor, Inc., a Nevada corporation (“iMedicor” “the Company,” “we” or “us”), obtaining written consents of stockholders of the Company to approve a recapitalization of the Company (the “Recapitalization”).

The reason for the Recapitalization is to simplify the capitalization of the Company by converting substantially all of the outstanding long term debt of the Company, the outstanding shares of Series B Preferred Stock and the outstanding shares of Series A Preferred Stock into shares of Common Stock, to reduce the number of outstanding shares of Common Stock by combining the number of outstanding shares of Common Stock into a lesser number of shares of Common Stock and to enhance the ability of the Company to raise funds to conduct its operations and to add value to the Company and its Common Stock.

This Consent Statement and the enclosed form of consent (the “Consent”) are first being sent to the Company’s stockholders on or about June 17, 2017.

Stockholders are urged to complete, date and sign the accompanying form of Consent and return it promptly in the envelope provided with these materials. All such Consents will expire on January 1, 2018 at 12:01 a.m. Pacific Standard Time.

CONSENT PROCEDURE

Record Date

The Company’s Board of Directors (the “Board”) has fixed the close of business on May 31, 2017, as the record date (the “Record Date”) for the determination of the stockholders of record entitled to execute a Consent with respect to the Recapitalization. The enclosed Consent is being sent to, and may be executed only by, stockholders of record as of the Record Date. As of the Record Date, we had issued and outstanding 35.75 shares of Series A Preferred Stock, 63.075 shares of Series B Preferred Stock and 1,419,651,828 shares of Common Stock. Each share of Common Stock outstanding on the Record Date entitles the record holder to execute the Consent with respect to one share for the approval of the Recapitalization. Each share of Series A Preferred Stock and each share of Series B Preferred Stock outstanding on the Record Date entitles the record holder thereof to execute the consent with respect to the number of shares of Common Stock which the holder would be entitled to receive if such holder converted the shares of Series A Preferred Stock and/or Series B Preferred Stock held by such holder.

Consents Required

Under the Nevada Revised Statutes (the “NRS”), unless otherwise provided in the articles of incorporation, any action that may be taken at an annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be provided by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted. Our Amended and Restated Articles of Incorporation (the “Articles”) do not limit, prohibit, restrict, or otherwise qualify the use of this procedure.

The NRS generally requires the approval of a majority voting power of the Company and, in this instance, to amend the Certificate of Designation of the Series A Preferred Stock and the Certificate of Designation of the Series B Preferred Stock which amendments are part of the Recapitalization, the approval of two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock and two-thirds (2/3) of the outstanding shares of the Series B Preferred Stock, respectively.

As a result, approval of the Recapitalization will require the receipt of unrevoked written Consents from the holders of at least sixty-six and two-thirds percent (66  2⁄3%) of the outstanding shares of Series A Preferred Stock and at least sixty-six and two thirds percent (66  2⁄3%) the outstanding shares of Series B Preferred Stock and of more than a majority of the outstanding shares of the Common Stock and the shares of Common Stock into which its outstanding shares of Series A Preferred Stock and Series B Preferred Stock are convertible (the holders of the shares of Series A Preferred Stock and Series B Preferred Stock are entitled to vote on an as converted basis with the holders of the shares of its Common Stock). As of the date of this Consent Statement, the holders of more than two-thirds percent (66  2⁄3%) of the outstanding shares of Series A Preferred Stock and of more than sixty-six and two thirds percent (66  2⁄3%) of the outstanding shares of Series B Preferred Stock and the holders holding more than a majority of the total of its outstanding shares of the Common Stock and the shares of its Common Stock into which its outstanding shares Series A Preferred Stock and Series B Preferred Stock are convertible (the holders of the shares of Series A Preferred Stock and Series B Preferred Stock are entitled to vote on an as converted basis with the holders of the shares of its Common Stock) have entered into a Recapitalization Agreement dated as of November 1, 2016 approving and consenting to the Recapitalization. Accordingly, the holders of shares of the capital stock of the Company whose approval and consent is required to consummate the Recapitalization have as of the date of this Consent Statement approved and consented to the Recapitalization. If and when the Recapitalization is consummated, the Company will notify its stockholders by filing a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”).

Expiration of Consents

If the Recapitalization shall not have occurred, Consents will expire on January 1, 2018 at 12:01 A.M. Pacific Standard Time.

Submission and Revocation of Consents

The enclosed Consent permits stockholders to approve of and consent to, disapprove of and not consent to, or abstain with respect to the Recapitalization. All properly executed Consents will be counted in accordance with the instructions indicated on the Consent, if any. If a properly executed Consent has been received but no instructions are provided or indicated as to what action is to be taken, such Consent will be deemed to constitute a Consent FOR the approval of the Recapitalization.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise discretion with respect to the Recapitalization. Thus, if stockholders do not give their broker or nominee specific instructions as to how to consent with respect to the Recapitalization, their shares may not be and will not be counted in determining the number of Consents that have been received approving and consenting to the Recapitalization.

Any stockholder submitting a Consent may revoke it at any time before the action authorized by the executed Consents becomes effective by duly executing and delivering a written revocation to the Company. A revocation of a Consent may be in any written form validly executed by the revoking stockholder so long as it clearly states that the Consent previously given is no longer effective. Any written revocation of a Consent shall be delivered to the Secretary of the Company at our principal executive offices, located at the address set forth above. As stated above, a sufficient number of unrevoked written consents to take the proposed action have been signed by stockholders of record and delivered to the Company.

Appraisal Rights

Under the NRS it is conceivable that a stockholder may be entitled to notice of and assert stockholder’s dissenter’s rights as set forth in NRS 92A.300 to 92A.500. See paragraph 7 of Section III hereunder and Exhibit I attached hereto. In order for a stockholder to assert dissenter’s rights under the NRS, the stockholder must not approve or consent to the Recapitalization.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Some of the information included in this Consent Statement and the documents incorporated by reference herein contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements use forward-looking words such as “may,” “will,” “should,” “could,” “achievable,” “anticipate,” “believe,” “expect,” “estimate,” “project” or other words and phrases of similar meaning. These statements discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition or state other “forward-looking” information. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statements. We believe we have chosen these assumptions or bases in good faith and that they are reasonable. However, we caution you that assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. When considering forward-looking statements, you should keep in mind the cautionary statements in the documents we have incorporated by reference, including in our Annual Report on Form 10-K for the year ended June 30, 2014. These statements reflect our current views with respect to future events and are subject to various risks, uncertainties and assumptions, including, but not limited to:

●
The availability of additional capital.
●
The ability to attract, retain and motivate highly skilled personnel.
●
The ability to achieve significant sales for our products and services.
●
The disclosure or misuse of our confidential information.
●
The ability to keep pace with rapid technological changes.
●
The ability to utilize third- party software to deliver specified aspects of our services.
●
Competition of competitors with greater financial resources and established relationships with major customers.
●
The potential introduction by others of products competitive with our products.
●
The ability to protect our intellectual property rights and avoid liability for infringing intellectual property rights of others.
●
The ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.
●
Future regulatory developments related to the internet.
●
The unpredictable nature of online businesses and e-commerce in general.
●
The general economic conditions in the United States and world wide.

RECAPITLIZATION

I.
BACKGROUND

The Company was incorporated under the laws of the State of Nevada on November 2, 1992 as E & M Management, Inc. ("E&M"). E&M entered into a certain Plan and Agreement of Merger (the "Merger Agreement") dated July 29, 1998 with Omninet International, Inc. ("Omninet"), and, subject to numerous terms and conditions, E&M was to be merged with and into Omninet, whereby Omninet would be the surviving corporation. In anticipation of the proposed merger, on September18, 1998 E&M changed its name to Omninet International, Inc. As a result of a failed business venture at Omninet, Omninet and E&M entered into a Mutual Termination Agreement and Release dated as of October 27, 1999 that terminated the Merger Agreement. On December 6, 1999, the Company changed its name to OMII Corp.

Pursuant to a Share Exchange Agreement dated October 12, 2005, the Company issued an aggregate of 17,600,000 shares of Common Stock, representing approximately 80% of the Common Stock immediately outstanding after the transaction, to the stockholders of Vemics, Inc., a Delaware corporation ("VemicsDelaware"), in exchange for all of the outstanding stock of VemicsDelaware. Following this transaction, VemicsDelaware became a wholly owned subsidiary of the Company, though for accounting purposes VemicsDelaware was deemed to have been the acquirer in a "reverse merger."

On October 25, 2005, the Company amended its Articles of Incorporation to increase the total number of its authorized shares of Common Stock from twenty five million (25,000,000) shares to seventy five million (75,000,000) shares and changed its name to Vemics, Inc.

On April 15, 2008, the Company amended and restated its Articles of Incorporation to increase the aggregate number of shares of stock that the Company had authority to issue to three hundred million (300,000,000) shares, consisting of two hundred million (200,000,000) shares of common stock (the "Common Stock") and one hundred million (100,000,000) shares of preferred stock (the "Preferred Stock").

On July 24, 2009, the Company amended its Articles of Incorporation to change the name of the Company to iMedicor, Inc.

On May 3, 2010, the Company amended its Articles of Incorporation to provide that the aggregate number of shares of stock that the Company had authority to issue was seven hundred million (700,000,000) shares, consisting of six hundred million (600,000,000) shares of Common Stock and one hundred million (100,000,000) shares of Preferred Stock (the “Preferred Stock’).

On October 10, 2011, the Company filed a Certificate of Designation creating a series of Preferred Stock consisting of 28 authorized shares of Preferred Stock designated as “Series A Preferred Stock” and setting forth the voting powers, designation, preferences, limitations, restrictions and related rights of the Series A Preferred Stock (the “Series A Preferred Stock Certificate of Designation”).

On October 10, 2011, the Company filed a Certificate of Designation creating a series of Preferred Stock consisting of 60 authorized shares of Preferred Stock designated as “Series B Preferred Stock” and setting forth the voting powers, designation, preferences, limitations, restrictions and related rights of the Series B Preferred Stock (the “Series B Preferred Stock Certificate of Designation”).

On July 27, 2012, the Company amended its Articles of Incorporation to provide that the number of shares of stock that the Company had authority to issue was two billion (2,000,000,000) shares.

On December 19, 2012, the Company filed a Certificate of Correction to correct its Articles of Incorporation to provide that the aggregate number of shares of stock that the Company had authority to issue was two billion one hundred million (2,100,000,000) shares, consisting of two billion (2,000,000,000) shares of Common Stock and one hundred million (100,000,000) shares of Preferred Stock.

On March 22, 2013, the Company amended the Series A Preferred Stock Certificate of Designation to increase the number of shares constituting such series to up to 37 and to redefine the powers, preferences, rights and limitations of the Series A Preferred Stock.

On March 22, 2013, the Company amended the Series B Preferred Stock Certificate of Designation to increase the number of shares constituting such series to up to 63 and to redefine the powers, preferences, rights and limitations of the Series B Preferred Stock.

Throughout the period commencing with the incorporation of the Company to the date of this Consent Statement the Company has issued shares of its Series A Preferred Stock, Series B Preferred Stock and Common Stock, as well as securities convertible into or exercisable or exchangeable for shares of its Common Stock in exchange for funds used by the Company to operate the business of the Company and/or for services rendered to or on behalf of the Company.

As of the date of this Consent Statement (i.e. before the Reverse Split referred to in paragraph 6 under Section III of this Consent Statement), the Company has or will have issued and outstanding:

(i) convertible debt convertible into shares of Common Stock as follows:

Amount of Principal and
Accrued and Unpaid Interest
(as of June 30, 2017)	Number of Shares
$14,765,516	6,500,732,091

(ii) shares of stock as follows:

Class of Stock	Number of Shares
Series A Preferred Stock	35.750
Series B Preferred Stock	63.075
Common Stock	1,419,651,828

(iii) options and warrants exercisable for shares of Common Stock as follows:

Type of Security	Number of Shares
Options	494,966,666
Warrants	106,457,230

II.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding beneficial ownership of our Series A Preferred Stock, our Series B Preferred Stock, and our Common Stock as of April 13, 2017 based on a review of information filed with the SEC and our records with respect to each person known to be the beneficial of more than 5% of the outstanding shares of our Series A Preferred Stock, Series B Preferred Stock, and our Common Stock. Also shown is the beneficial ownership for each class of stock for each of our directors, each of our named executive officers, and our directors and executive officers as a group.

SERIES A PREFERRED STOCK
	Number of Shares	Percent of Shares
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned
WESCO Energy Corporation (1)	8.000	22.4%
Sonoran Pacific Resources, LLP (1)	5.000	14.0%
SH 114, LLP (1)	5.000	14.0%
Sonoran Pacific Foundation, Inc. (1)	5.000	14.0%
Family Life Educational Ministries (1)	5.000	14.0%
All directors and executive officers as a group (3 persons)	-	0.0%

(1)
These entities, are collectively named “The Sonoran Group”. The Sonoran Group is not a group as contemplated by the SEC. rather Jerry Smith is involved with said entities. Several of these entities are notforprofit entities. Jerry Smith is the President of the corporate General Partner of Sonoran Pacific Resources, LLP, hereinafter “Sonoran”. He, and the JDS Trust collectively own 25 % of Sonoran As President of Sonoran’s general partner, Mr. Smith can generally direct its activities. However, he disclaims beneficial ownership of the remaining 75% of the Sonoran ownership interests in the Company and all of the ownership interests of any nonprofit members of the Sonoran Group

SERIES B PREFERRED STOCK
	Number of Shares	Percent of Shares
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned
Robert McDermott (1)	19.125	30.3%
Chan Coddington (2)	11.000	17.4%
Jerry Smith (3)	3.500	5.5%
JD Smith (4)	1.000	1.6%
Jeff Stellinga (5)	0.450	0.7%
All directors and executive officers as a group (3 persons)	20.575	32.6%

(1)
Mr. McDermott is the President, the Chief Executive Officer and a member of the Board of Directors of the Company.

(2)
Mr. Coddington is a former member of the Board of Directors of the Company.

(3)
Mr. Jerry Smith is an investor in the Company and the President of the General Partner of Sonoran Pacific Resources, LLP.

(4)
Mr. JD Smith is the Chairman of the Board of Directors of the Company.

(5)
Mr. Stellinga is a member of the Board of Directors of the Company.

COMMON STOCK
	Number of Shares	Percent of Shares
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned
Jerry Smith (1)	9,475,364,307	86.4%
Robert McDermott (2)	723,371,853	34.6%
Chan Coddington (3)	414,884,795	26.3%
Lucinda Smith (4)	100,000,000	6.6%
Fred Zolla (5)	100,000,000	6.6%
Don Douglas (6)	53,549,893	3.6%
JD Smith (7)	18,946,518	1.3%
Don Sproat (8)	15,080,556	1.1%
Jeff Stellinga (9)	8,603,436	0.6%
All directors and executive officers as a group (5 persons)	819,552,256	41.2%

(1)
Consists of: (a) 179,675,000 shares of Common Stock owned by. Mr. Smith’s Trusts (135,475,000), Sonoran Pacific Resources (24,000,000), WESCO Energy Corporation (20,000,000) and JD Investments (200,000). (b) 255,537,329 shares of Common Stock issuable upon conversion of 18.0 shares of Series A Preferred Stock. (c) 49,687,814 shares of Common Stock issuable upon conversion of 3.5 shares of Series B Preferred Stock owned by JDS Trust. (d) 8,979,459,103 shares of Common Stock issuable upon conversion of Sonoran Pacific Resources, LLP’s convertible debt of the Company. (e) 4,044,698 shares of Common Stock issuable upon conversion of Bridge Notes owned by JDS Trust. (f) 1,295,000 shares of Common Stock issuable upon exercise of warrants by JDS Trust (g) 4,138,473 shares of Common Stock issuable upon conversion of Bridge Notes held personally by Mr. Smith. (h) 1,526,890 shares of Common Stock issuable upon exercise of Bridge Warrants owned by Mr. Smith.

(2)
Consists of: (a) 50,000,000 shares of Common Stock owned by Mr. McDermott. (b) 271,508,412 shares of Common Stock issuable upon conversion of 19.125 shares of Series B Preferred Stock. (c) 135,707 shares of Common Stock issuable upon conversion of Bridge Notes; (d) 61,068 shares of Common Stock issuable upon exercise of Bridge Warrants; (e) 401,666,666 shares of Common Stock issuable upon exercise of presently exercisable options.

(3)
Consists of: 66,723,094 shares of Common Stock owned by Mr. Coddington. (b) 156,161,701 shares of Common Stock issuable upon conversion of 11 shares of Series B Preferred Stock.

(4)
Consists of 100,000,000 shares of Common Stock owned by Ms. Smith.

(5)
Consists of a warrant to purchase up to 100,000,000 shares of Common Stock.

(6)
Consists of: (a) 53,300,000 shares of Common Stock issuable upon exercise of Vested Options. (b) 180,261 shares of Common Stock issuable upon conversion of Bridge Notes. (c) 69,632 shares of Common Stock issuable upon exercise of 69,632 warrants.

(7)
Consists of: (a) 4,500,000 shares of Common Stock owned by High Sonoran, a company controlled by JD Smith and 250,000 shares of Common Stock owned by JD Smith. (b) 14,196,518 shares of Common Stock issuable upon conversion of 1 share of Series B Preferred Stock owned by High Sonoran.

(8)
Consists of; (a) 15,000,000 shares of Common Stock issuable upon exercise of presently exercisable options; (b) 55,556 shares of Common Stock issuable upon conversion of Bridge Notes; (c) 25,000 shares of Common Stock issuable upon exercise of 25,000 warrants.

(9)
Consists of: (a) 2,000,000 shares of Common Stock owned by Mr. Stellinga. (b) 6,388,433 shares of Common Stock issuable upon conversion of 0.45 shares of Series B Preferred Stock. (c) 160,003 shares of Common Stock issuable upon conversion of Bridge Notes. (d) 55,000 shares of Common Stock issuable upon exercise of 55,000 warrants.

(10)
Lucinda Smith is the daughter of Jerry Smith and JD Smith is the son of Jerry Smith.

III.
ELECTION OF DIRECTORS AND OFFICERS

The Company had not held an annual meeting of stockholders of the Company for the election of directors for more than eighteen (18) months. As a result, stockholders holding not less than a majority of the voting power of the Company signed a written consent dated June 7, 2016 determining that the number of directors constituting the Board of Directors is three (3) and electing JD Smith, Robert McDermott and Jeffrey Stellinga as Directors of the Company to serve until the next annual meeting of the stockholders of the Company and until their successors are duly elected and qualified.

At a meeting of the Board of Directors of the Company held on August 17, 2016 the Board of Directors of the Company elected Robert McDermott as President and Donald Douglas as Secretary of the Company and designated Mr. McDermott as Chief Executive Officer, Donald Sproat as Chief Financial Officer and Mr. Douglas as Chief Operating Officer of the Company. At the same meeting, the Board appointed Mr. Smith and Mr. Stellinga as members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee and designated Mr. Smith as Chairman of the Compensation Committee and the Nominating and Governance Committee and Mr. Stellinga as Chairman of the Audit Committee.

IV.
THE RECAPITALIZATION

On March 30, 2017, stockholders of the Company holding not less than two thirds of the outstanding shares of each of the Series A Preferred Stock of the Company (the “Series A Preferred Stock”) and the Series B Preferred Stock of the Company and holders of Common Stock of the Company (who, together with the holder of the Series A Preferred Stock and the Series B Preferred Stock are entitled to vote upon matters submitted to stockholders for a vote in the same manner and with the same effect as the holders of Common Stock, voting together on an as converted basis and, therefore, represent a majority of the voting power of the Company), as well as the holders of convertible debt of the Company (the “Convertible Debt Holders”) who will hold as of June 30, 2017 approximately $6,388,000 of indebtedness (principal and accrued and unpaid interest thereon) of the Company convertible into shares of Common Stock of the Company (the “Convertible Debt”), entered into a Recapitalization Agreement dated as of November 1, 2016 (the "Recapitalization Agreement") for the purpose of recapitalizing the Company (the "Recapitalization"). A copy of the Recapitalization Agreement is attached to this Consent Statement as Exhibit I.

The following chart shows the names, number of shares and percentages of our stockholders holding shares of our Series A Preferred Stock, our Series B Preferred Stock and our Common Stock who approved the Recapitalization (as defined in the Recapitalization Agreement). Section 78.320 of the Nevada Statutes provides that an action permitted to be taken at a meeting of stockholders may be taken by written consent if it is signed by stockholders holding at least a majority of the voting power. The Certificates of Designation of both the Series A Preferred Stock and the Series B Preferred Stock providethat the holders of shares of Series A Preferred Stock and Series B Preferred Stock are entitled to vote upon matters submitted to stockholders for a vote in the same manner and with the same effect as the holders of shares of Common Stock, voting together with the holders of Common Stock as a single class and that the holders of such Series A Preferred Stock and Series B Preferred Stock shall have the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock or the Series B Preferred Stock, as the case may be, is convertible on the date upon which the consent in lieu of meeting is executed. The Recapitalization Agreement, which includes the consent in lieu of meeting, was executed by the parties, as of March 30, 2017.

The parties to the Recapitalization Agreement agreed that the Recapitalization would take place on such date as the Company, in its sole discretion, would designate in a written notice to all of the parties to the Recapitalization Agreement (the "Recapitalization Date”). The Board of Directors has designated June 30, 2017 as the Recapitalization Date and written notice thereof has been given to all of the parties to the Recapitalization Agreement.

Pursuant to the Recapitalization:

1.
Amendment of Articles of Incorporation. Section 3.1 of the Articles of Incorporation shall be amended to increase the number of shares of Common Stock that the Company is authorized to issue from two billion (2,000,000,000) to twenty billion (20,000,000,000) and, in connection therewith, the Company shall prepare, execute, and file with the Secretary of State of the State of Nevada an Amendment of Articles of Incorporation.

The purpose of this amendment is to increase the number of authorized but unissued shares of Common Stock in order that the Company shall have available enough authorized shares of Common Stock to issue if all outstanding debt securities, shares of Series B Preferred Stock and shares of Series A Preferred Stock convertible into or for which options or warrants may be exercisable or exchangeable are converted, exercised and/or exchanged.

2.
Amendment of Series B Preferred Stock Certificate of Designation. Clause (b) of Section 4 of the Series B Preferred Stock Certificate of Designation shall be amended to read as follows: “(b) at the option of the Company at any time” and, in connection therewith, the Company shall prepare, execute, and file with the Secretary of State of the State of Nevada an Amendment of Certificate of Designation amending the Series B Preferred Stock Certificate of Designation.

The purpose of this amendment is to permit the Company at its option to cause the conversion of all outstanding shares of Series B Preferred Stock.

3.
Amendment of Series A Preferred Stock Certificate of Designation. Clause (b) of Section 4 of the Series A Preferred Stock Certificate of Designation shall be amended to read as follows:“(b) at the option of the Company at any time” and, in connection therewith, the Company shall prepare, execute, and file with the Secretary of State of the State of Nevada an Amendment of Certificate of Designation amending the Series A Preferred Stock Certificate of Designation.

The purpose of this amendment is to permit the Company at its option to cause the conversion of all outstanding shares of Series A Preferred Stock.

4.
Conversion of Convertible Debt. The holders of the Convertible Debt (the “Convertible Debt Holders”) shall convert all of the Convertible Debt (consisting of approximately $6,388,000 aggregate principal amount of indebtedness) held by the Convertible Debt Holders at a price per share of $0.001 into approximately 6,388,000,000 shares of Common Stock, in the manner set forth in the instruments relating to the Convertible Debt.

If for any reason the Recapitalization occurs either before May 31, 2017, based on the amount of interest due and not paid, the number of shares of Common Stock into which the Convertible Debt shall convert will decrease and, if for any reason the Recapitalization occurs after May 31, 2017, based on the amount of interest due and not paid, the number of shares of Common Stock into which the Convertible Debt shall convert will increase.

The conversion of the Convertible Debt into shares of Common Stock will simplify and add equity to the capitalization of the Company.

5.
Conversion of the Series B Preferred Stock and, immediately thereafter conversion of the Series A Preferred Stock. Immediately following the conversion of the Convertible Debt into shares of Common Stock, the Company shall convert the Series B Preferred Stock and immediately thereafter the Series A Preferred Stock into shares of Common Stock in the manner set forth in section 4(b) of the Series B Preferred Stock Certificate of Designation and section 4(b) of the Series A Preferred Stock Certificate of Designation, respectively.

The purpose of causing all outstanding shares of Series B Preferred Stock and all outstanding shares of Series A Preferred Stock to be converted into shares of Common Stock is to simplify the capitalization of the Company and eliminate the potential dilution that the outstanding shares of Series B Preferred Stock and Series A Preferred Stock represent which the Company believes may depress the value of the Common Stock and restrict the ability of the Company to raise funds to conduct its operations and to add value to the Company and its Common Stock.

6.
Reverse Split of Shares of Common Stock. Immediately following the conversion of the Convertible Debt, the Series B Preferred Stock and the Series A Preferred Stock, the Company shall combine its outstanding shares of Common Stock by a ratio to be determined by the Company’s Board of Directors, in its sole discretion, so that immediately following such reverse split the number of shares of Common Stock shall be 10,000,000 shares (the “Reverse Split”). provided however, no fractional share of Common Stock shall remain outstanding and in lieu of any fractional share of Common Stock that otherwise would be outstanding, the holder thereof shall be entitled to receive and the Company shall pay to such holder of such fraction, that amount equal to such fraction times that amount that the Board shall determine in good faith to be the value of a share of Common Stock on the Recapitalization Date.

In order for a stockholder to receive a new stock certificate evidencing the shares of Common Stock of the Company into which the shares of Common Stock owned by such stockholder on the Recapitalization Date shall have been converted as a result of the Reverse Split and the Cash Payment which such stockholder shall be entitled to receive in lieu of any fractional share of Common Stock which such stockholder otherwise would have been entitled to receive, such stockholder should complete the Letter of Transmittal attached to this Consent Statement as Exhibit II and return it, accompanied by the stock certificates evidencing such stockholder’s shares in the Company, to Pacific Stock Transfer Company.

7.
Dissenter’s Rights. Nevada Revised Statutes (“NRS”) 78.2055 provides that any proposed corporate action that would result in only money being paid or scrip being issued to stockholders who:

(i)
before the proposed corporate action becomes effective, hold 1 percent or more of the outstanding shares of the affected class or series. and

(ii)
would otherwise be entitled to receive a fraction of a share in exchange for the cancellation of all their outstanding shares, is subject to the provisions of NRS 92A.300 to 92A.500, inclusive. If the proposed corporate action is subject to those provisions, any stockholder who is obligated to accept money or scrip rather than receive a fraction of a share resulting from the action taken pursuant to Section 78.2055 may dissent in accordance with those provisions and obtain payment of the fair value of the fraction of a share to which the stockholder would otherwise be entitled. Copies of NRS 78.2055 and NRS 92A.300 to 92A.500 are attached hereto as Exhibit III.

Accordingly, because the Reverse Split could conceivably result in the payment of cash to a stockholder in lieu of the issuance of a fractional share as provided in NRS 78.2055 and was approved by a written consent of stockholders without a meeting, it is possible that a stockholder may be entitled to the notice prescribed by NRS 92A.430 of such stockholder’s dissenter’s rights (“Dissenter’s Rights”) as set forth in NRS 92A.300 to 92A.500. If such a stockholder of record exists, iMedicor, Inc. will give to such stockholder the notice prescribed by NRS 92A.430. iMedicor, Inc. considers the cash payment that any such stockholder would receive to satisfy the requirements of Nevada law to pay “fair value” in lieu of fractional shares. If, however, a stockholder does not agree that such payment represents “fair value,” such stockholder may assert Dissenter’s Rights.

8.
Amendment and Restatement of Articles of Incorporation. The Articles of Incorporation shall be amended and restated in its entirety to read as set forth in Exhibit 2.8 of the Recapitalization Agreement (the "Reverse Split Amendment") to reflect the Reverse Split and to provide that, following the filing of the Reverse Split Amendment, the Company shall be authorized to issue six hundred ten million (610,000,000) shares, consisting of six hundred million (600,000,000) shares of Common Stock, of which approximately ten million (10,000,000) shares shall be outstanding, and ten million (10,000,000) shares of Preferred Stock, none of which shall be outstanding. Following the filing of the Reverse Split Amendment and the conversion of the Series A Bridge Notes and the Series B Bridge Notes (see the Bridge Financings below), which is anticipated to occur immediately following the Recapitalization, the Company anticipates that the Company shall continue to have outstanding convertible debt in the aggregate principal amount of approximately $63,654 convertible into approximately 197,395 shares of Common Stock and nonconvertible debt (exclusive of trade debt and other payables incurred in the operation of the business of the Company in the ordinary course) of approximately $1,525,000.

9.
Amendment of ByLaws. The ByLaws of the Company shall be amended and restated in their entirety to read as set forth in Exhibit 2.9 of the Recapitalization Agreement.

The Recapitalization will be effective upon the filing of the Reverse Split Amendment with the Secretary of the State of the State of Nevada (the "Effective Date") which the Company intends to occur shortly following the date 10 days following the date on which this Consent Statement is sent or given to each holder of shares of Class A Preferred Stock, Class B Common Stock and Common Stock and to each holder of a security issued by the Company convertible into or excisable or exchangeable for shares of Common Stock.

V.
PERCENTAGE OF VOTING POWER OF SECURITIES CONSENTING TO RECAPITLIZATION

The holders of securities who have approved and consented to the Recapitalization are as follows:

HOLDERS OF SERIES A PREFERED STOCK

HOLDER	NUMBER OF SHARES OF SERIES A STOCK PREFERRED	NUMBER OF SHARES OF COMMON STOCK ON AS CONVERTED BASIS

Wesco Energy Corp	8.00	113,572,146
SH114 LLP	5.00	70,982,591
Sonoran Pacific Resources	5.00	70,982,591
Family Life Ministries	5.00	70,982,591
Sonoran Pacific Foundation	5.00	70,982,591
Total	28.00	397,502,512

Total number of shares outstanding: 35.75. Percentage of Series A Preferred Stock who consented to Recapitalization: 78.3%. Total number of shares of Common Stock held on an as converted basis by holders of Series A Preferred Stock who consented to the Recapitalization: 397,502,512.

HOLDERS OF SERIES B PREFERED STOCK

HOLDER	NUMBER OF SHARES OF SERIES B STOCK PREFERRED	NUMBER OF SHARES OF COMMON STOCK ON AS CONVERTED BASIS
JDS Trust	3.5000	49,687,814
High Sonoran	1.0000	14,196,518
Norm Schroth	0.5000	7,098,259
Jeffrey Ware	0.2500	3,549,130
Howard Bafford	1.5000	21,294,777
Roden Family Trust	1.5000	21,294,777
James Rickard	0.2500	3,549,130
DAMVIX- (Formerly Quatrocel)	2.0000	28,393,037
LUYACO (Formerly Quatrocel)	2.0000	28,393,037
DAMVIX (Formerly Jora Advisors)	0.5000	7,098,259
Robert McDermott	19.1250	271,508,412
Jan Henningson	2.2500	31,942,166
Jeffery Stellinga	0.4500	6,388,433
Go Pesce, LLC- Randy Alligod	2.2500	31,942,166
John Schneller	3.0000	42,589,555
Samuel B Fortenbaugh	1.0000	14,196,518
Deven & Shara Pathak	1.3075	18,561,948
Rajendiaza & Jayshree Pathak	1.3075	18,561,948
Pedro Arcia- (Elite 1)	0.3175	4,507,395
Jose Ramos (Elite 2)	0.3175	4,507,395
Total	44.3250	629,260,673

Total number of shares outstanding: 63.075. Percentage of Series B Preferred Stock who consented to Recapitalization: 70.3%. Total number of shares of Common Stock held on an as converted basis by holders of Series B Preferred Stock who consented to the Recapitalization: 629,260,673.

 HOLDERS OF COMMON STOCK

HOLDER	NUMBER OF SHARES OF COMMON STOCK
Pedro Arcia	2,666,667
Kekoz Investments	5,000,000
Lucinda Smith	100,000,000
Murali Chakravarthi	2,400,000
Jose Ramos	2,666,667
Wesco Energy Corp	20,000,000
Sonoran Pacific Resources	24,500,000
Family Life Ministries	1,200,000
Sonoran Pacific Foundation	20,800,000
JDS Trust	135,475,000
High Sonoran	4,500,000
Norm Schroth	1,000,000
Jeffrey Ware	750,000
Howard Bafford	3,750,000
Roden Family Trust	2,500,000
James Rickard	4,000,000
DAMVIX	18,500,000
LUYACO	15,000,000
Robert McDermott	50,000,000
Jan Henningson	10,000,000
Jeffery Stellinga	2,000,000
Go Pesce, LLC	10,000,000
John Schneller	1,002,000
Deven & Shara Pathak	32,500,000
Rajendiaza & Jayshree Pathak	32,500,000
Elite 1	3,750,000
Elite 2	3,750,000

Total number of shares of Common Stock held directly by holders of Common Stock who have approved and consented to the Recapitalization is 510,210,334. Total number of shares of Common Stock held directly or on an as converted basis who have approved and consented to the Recapitalization is 1,536,973,519.

TOTAL NUMBER OF SHARES OF COMMON STOCK HELD DIRECTLY OR ON AN AS CONVERTED
BASIS BY THE HOLDERS OF SERIES A PREFERRED STOCK AND
 SERIES B PREFERRED STOCK

TOTAL NUMBER OF SHARES OF COMMON STOCK HELD DIRECTLY OR ON AS CONVERTED BASIS
HOLDERS OF SERIES A PREFERRED STOCK	507,525,529
HOLDERS OF SERIES B PREFERRED STOCK	895,445,391
HOLDERS OF COMMON STOCK	1,419,651,828

Percentage of shares of Common Stock held directly or on an as converted basis by the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Common Stock who executed the consent to the Recapitalization: fiftyfour and onehalf percent (54.5%).

VI.
CHANGE OF COMPANY NAME

Immediately following the Recapitalization, the Company will further amend and restate its Articles of Incorporation to change the name of the Company from iMedicor, Inc. to iCoreConnect Inc. In connection therewith, the Company will file with the Secretary of State of the State of Nevada amended and restated Articles of Incorporation in the form attached hereto as Exhibit IV.

The purpose of this amendment to change the name of the Company is to reflect the fact that the business of the Company has expanded and is no longer limited to the medical field.

VII.        BRIDGE FINANCINGS

Series A Bridge Financing

The Company has been raising funds on a best efforts basis up to a maximum amount of $10,000,000 for working capital by issuing Series A 18% Convertible Promissory Notes (the “Series A Bridge Notes”) with warrants (the “Series A Bridge Warrants”). The Series A Bridge Notes bear interest at the rate of 18% per annum and were payable at the earlier of December 31, 2016 (the “Maturity Date”) or conversion. The Series A Bridge Notes (principal and accrued and unpaid interest) are convertible into shares of Common Stock at a price (following the Reverse Split) equal to $0.45 per share of Common Stock. As of the date of this Consent Statement, the Series A Bridge Notes have not been paid. Investors purchasing the Series A Bridge Notes receive one Series A Bridge Warrant for every $1.00 in principal amount of the Series A Bridge Notes purchased in the Series A Bridge Offering. Each Series A Bridge Warrant is exercisable until December 31, 2019 to purchase one share of Common Stock at an exercise price (following the Reverse Split) of $1.35 per share, subject to adjustment in certain circumstances.

As of the date of this Consent Statement, the Company has issued Series A Bridge Notes in the aggregate principal amount of $6,226,544 and Series A Bridge Warrants to purchase 6,226,544 shares of Common Stock of the Company.

The Series A Bridge Notes are convertible into shares of Common Stock at any time at the option of the Series A Bridge Note holder. The Series A Bridge Notes (principal and accrued and unpaid interest) are convertible at a price (following the Reverse Split) equal to $0.45 per share of Common Stock, subject to adjustment as provided below. If the Company’s fully diluted shares of Common Stock outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation of the Company on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million premoney valuation on a fully diluted basis on the date of conversion). The Conversion Price (following the Reverse Split) will be $0.45 per share of Common Stock assuming the Company has 10 million shares of Common Stock issued and outstanding on a fully diluted basis on the date of conversion.

As of the date of this Consent Statement, the Company has entered into separate Conversion Agreements (a “Conversion Agreement”) with the holders of Series A Bridge Notes holding Series A Bridge Notes in the aggregate principal amount of $5,987,890 pursuant to which on the Recapitalization Date immediately following the Recapitalization the Series A Bridge Notes held by such holders will be converted into shares of Common Stock at a conversion price of $0.45 per share of Common Stock.

The Series A Bridge Notes by their terms are also exchangeable for convertible notes (“PIPE Notes”) if offered by the Company in a PIPE Financing, or exchangeable for PIPE Notes as provided herein. In addition, if (i) the Company is current (as of the date of this Information Statement, the Company is not current) in filing its reports (other than reports required to be filed on Form 8K) under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) the gross combined proceeds of the Series A Bridge Financing and the PIPE Financing are at least the Minimum PIPE, as defined below, then the Series A Bridge Notes will automatically be exchanged for PIPE Notes in a principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Series A Bridge Notes plus (2) all accrued and unpaid interest thereon, multiplied by (B) 111% (the “Exchange Ratio”). For this purpose a PIPE Financing means a private offering of securities consisting of convertible notes and warrants in a minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Series A Bridge Notes sold in the Series A Bridge Financing (including the principal of and accrued interest on the Series A Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum amount of $2.0 million more than the Minimum PIPE (the “Maximum PIPE”) undertaken prior to the Maturity Date of the Series A Bridge Notes.

However, as of the date of this Consent Statement the Company has no plans to undertake a PIPE Financing. The Company had entered into a Letter Agreement with GVC Capital LLC (“GVC”) dated November 12, 2015 (the “GVC Letter Agreement”) pursuant to which GVC would have been willing to act as the placement agent of the Company’s securities in a PIPE Financing. However, as of October 31, 2016, the Company and GVC mutually agreed to terminate the GVC Letter Agreement.

Investors purchasing Series A Bridge Notes also receive one Series A Bridge Warrant for every $1.00 in principal amount of Series A Bridge Notes purchased in the Series A Bridge Offering. Each Series A Bridge Warrant is exercisable until December 31, 2019 to purchase one share of Common Stock at an exercise price (following the Reverse Split) equal to $1.35 per share (the “Series A Bridge Warrant Exercise Price”), assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares of Common Stock outstanding on the date of issuance of the Series A Bridge Warrants is greater or less than 10 million, the Series A Bridge Warrant Exercise Price shall be adjusted proportionately to equate to a Series A Bridge Warrant Exercise Price based upon a $4.5 million premoney valuation of the Company on a fully diluted basis (i.e., a 10% discount to a $5.0 million premoney valuation on a fully diluted basis). The Series A Bridge Warrants are callable by the Company if (i) there exists a public trading market for the shares of Common Stock, (ii) there is an effective registration statement registering for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock issuable upon exercise of the Series A Bridge Warrants ( the “Series A Bridge Warrant Shares”) and (iii) the closing price of the Common Stock on an exchange registered with the SEC has equaled at least 150% of the then current Series A Bridge Warrant Exercise Price for 20 of the preceding 30 trading days and the volume for such 30 trading days has averaged 50,000 shares per day (for example, if the Series A Bridge Warrant Exercise Price (following the Reverse Split) is $1.35 the Series A Bridge Warrants are callable if the Common Stock closes above $2.02 per share for 20 of the preceding 30 trading days with the average volume in excess of 50,000 shares per day for such 30 trading days.

A term sheet (titled “Fifth Amended and Restated Term Sheet”) dated November 28, 2016 setting forth the terms of the Series A Bridge Financing is attached hereto as Exhibit V (the “Series A Bridge Financing Term Sheet”). The information provided in this Paragraph V. with respect to the Series A Bridge Financing is qualified in its entirety by reference to the terms of the Series A Bridge Financing Term Sheet and incorporated herein by reference.

As of the date of this Consent Statement, the Company has issued and sold to investors Series A Bridge Notes in the aggregate principal amount of $6,226,544 and Series A Bridge Warrants exercisable to purchase 6,226,544 shares of Common Stock. The form of the Series A Bridge Note issued by the Company to the holders of Series A Bridge Notes is attached hereto as Exhibit VI. The Company has reported such sales on Form D and amendments thereto filed with the SEC.

As of the date of this Consent Statement, the Company has entered into separate Conversion Agreements with the holders of Series A Bridge Notes in an aggregate principal amount of $6,162,890. A form of the Conversion Agreement is attached hereto as Exhibit VII. It is anticipated that the Series A Bridge Notes will be converted into Common Stock immediately following the Recapitalization.

Series B Bridge Financing

The Company has been raising funds on a best efforts basis up to a maximum amount of $4,000,000 for working capital by issuing Series B Convertible Promissory Notes (the “Series B Bridge Notes” and, together with the Series A Bridge Notes, the “Bridge Notes”) with warrants (the “Series B Bridge Warrants” and, together with the Series A Bridge Warrants, the “Bridge Warrants”). The Series B Bridge Notes do not bear interest and are payable on December 31, 2017 (the “Maturity Date”). The Series B Bridge Notes (principal) are convertible (see below) into shares of Common Stock at a price (following the Reverse Split) equal to $0.45 per share of Common Stock. As of the date of this Consent Statement, the Series B Bridge Notes have not been paid. Investors purchasing the Series B Bridge Notes receive one Series B Bridge Warrant for every $1.00 in principal amount of the Series B Bridge Notes purchased in the Series B Bridge Offering. Each Series B Bridge Warrant is exercisable until December 31, 2019 to purchase one share of Common Stock at an exercise price (following the Reverse Split) of $1.35 per share, subject to adjustment in certain circumstances.

As of the date of this Consent Statement, the Company has issued Series B Bridge Notes in the aggregate principal amount of $230,686 and Series B Bridge Warrants to purchase 230,686 shares of Common Stock of the Company.

The Series B Bridge Notes are convertible into shares of Common Stock either at any time at the option of the Series B Bridge Note holder or, following the Recapitalization, at any time at the option of the Company. It is the intention of the Company to exercise its option to convert the Series B Bridge Notes immediately following the consummation of the Recapitalization. The Series B Bridge Notes (principal) are convertible at a price (following the Reverse Split) equal to $0.45 per share of Common Stock, subject to adjustment as provided below. If the Company’s fully diluted shares of Common Stock outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation of the Company on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million premoney valuation on a fully diluted basis on the date of conversion). The Conversion Price (following the Reverse Split) will be $0.45 per share of Common Stock assuming the Company has 10 million shares of Common Stock issued and outstanding on a fully diluted basis on the date of conversion.

Investors purchasing Series B Bridge Notes also receive one Series B Bridge Warrant for every $1.00 in principal amount of Series B Bridge Notes purchased in the Series B Bridge Offering. Each Series B Bridge Warrant is exercisable until December 31, 2019 to purchase one share of Common Stock at an exercise price (following the Reverse Split) equal to $1.35 per share (the “Series B Bridge Warrant Exercise Price”), assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares of Common Stock outstanding on the date of issuance of the Series B Bridge Warrants is greater or less than 10 million, the Series B Bridge Warrant Exercise Price shall be adjusted proportionately to equate to a Series B Bridge Warrant Exercise Price based upon a $4.5 million premoney valuation of the Company on a fully diluted basis (i.e., a 10% discount to a $5.0 million premoney valuation on a fully diluted basis). The Series B Bridge Warrants are callable by the Company if (i) there exists a public trading market for the shares of Common Stock, (ii) there is an effective registration statement registering for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock issuable upon exercise of the Series B Bridge Warrants ( the “Series B Bridge Warrant Shares”) and (iii) the closing price of the Common Stock on an exchange registered with the SEC has equaled at least 150% of the then current Series B Bridge Warrant Exercise Price for 20 of the preceding 30 trading days and the volume for such 30 trading days has averaged 50,000 shares per day (for example, if the Series B Bridge Warrant Exercise Price (following the Reverse Split) is $1.35 the Series B Bridge Warrants are callable if the Common Stock closes above $2.02 per share for 20 of the preceding 30 trading days with the average volume in excess of 50,000 shares per day for such 30 trading days.

A term sheet dated May 1, 2017 setting forth the terms of the Series B Bridge Financing is attached hereto as Exhibit VIII (the “Series B Bridge Financing Term Sheet”). The information provided in this Paragraph VII. with respect to the Series B Bridge Financing is qualified in its entirety by reference to the terms of the Series B Bridge Financing Term Sheet and incorporated herein by reference.

As of the date of this Consent Statement, the Company has issued and sold to investors Series B Bridge Notes in the aggregate principal amount of $230,686 and Series B Bridge Warrants exercisable to purchase 230,686 shares of Common Stock. The form of the Series B Bridge Note issued by the Company to the holders of Series B Bridge Notes is attached hereto as Exhibit IX. The Company has reported such sales on Form D and amendments thereto filed with the SEC.

It is anticipated that the Series B Bridge Notes will be converted into Common Stock immediately following the Recapitalization.

No Registration of Bridge Notes or Bridge Warrants

Neither any Bridge Notes or the Bridge Warrants nor any of the securities of the Company issuable upon the conversion of the Bridge Notes or the exercise of the Bridge Warrants has been or will be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration thereunder or an applicable exemption from registration requirements.

VIII.
CAPITAL STRUCTURE

CAPITAL STRUCTURE
BEFORE AND AFTER RECAPITALIZATION
AND
BEFORE AND AFTER CONVERSION OF BRIDGE NOTES

The following tables set forth the number of shares of common stock, Series A Preferred Stock and Series B Preferred Stock that is authorized, issued and outstanding, reserved for issuance and authorized but unissued, both before and after giving effect to the Recapitalization and, after the Recapitalization, the conversion of the Bridge Notes.

	BEFORE RECAPITALIZATION			AFTER RECAPITALIZATION		AFTER CONVERSION OF BRIDGE NOTES
	Preferred	Preferred
	Series A	Series B	Common	Preferred	Common	Preferred	Common
	Stock	Stock	Stock	Stock	Stock	Stock	Stock
Authorized	37.0000	63.0000	2,000,000,000	10,000,000	600,000,000	10,000,000	600,000,000
Issued	35.7500	63.0750	1,419,651,828	-	10,000,000	-	27,850,477
Outstanding	35.7500	63.0750	1,419,651,828	-	10,000,000	-	27,850,477
Reserved for issuance	-	5.0000	11,001,901,790	-	18,391,678	-	541,201
Authorized but unissued	1.2500	-	580,348,172	10,000,000	590,000,000	10,000,000	572,149,523

	STOCK RESERVED FOR ISSUANCE BEFORE RECAPITALIZATION			STOCK RESERVED FOR ISSUANCE AFTER RECAPITALIZATION		STOCK RESERVED FOR ISSUANCE AFTER CONVERSION OF BRIDGE NOTES
Warrants		5.0000	106,457,230		60,857		60,857
Vested options			494,966,666		282,949		282,949
Series A Preferred Stock			507,525,529		-		-
Series B Preferred Stock			895,445,391		-		-
Convertible Debt			8,979,459,103		-		-
Bridge notes			18,047,872		18,047,872		197,395
Total			11,001,901,790		18,391,678		541,201

IX.
2016 LONGTERM INCENTIVE COMPENSATION PLAN

On August 17, 2016 (i.e. before the Reverse Split) the Board of Directors approved and adopted, subject to the approval of the stockholders of the Company, the 2016 LongTerm Incentive Compensation Plan of the Company which provides for the granting to directors, officers, employees and consultants of and service providers to, the Company and its affiliates of awards under the plan including options, SARs (including limited SARs), restricted stock, deferred stock, stock granted as a bonus or in lieu of other awards, dividend equivalents and other stock based awards to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders, all upon the terms and provisions set forth in the plan, a copy of which is attached hereto as Exhibit X.

Subject to adjustment in the event of an extraordinary or unusual event effecting the Common Stock of the Company such as a recapitalization, forward or reverse split or a stock dividend, following the Reverse Split referred to in the Recapitalization Agreement, the aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 2,500,000 shares.

The stockholders of the Company holding not less than a majority of the voting power of the Company approved the 2016 LongTerm Incentive Compensation Plan by signing a written consent dated as of November 1, 2016.

The Company has no current plans to grant any awards under the 2016 LongTerm Incentive Plan. Neither the Board of Directors nor the Compensation Committee of the Company has considered the granting of any such awards. However, it is anticipated that at some time in the near future, the granting of such awards will be considered and awards will be granted.

The information provided in this Paragraph IX with respect to the 2016 LongTerm Incentive Compensation Plan is qualified in its entirety by reference to the terms of the 2016 LongTerm Incentive Compensation Plan, a copy of which is attached to this Consent Statement as Exhibit X and incorporated herein by reference.

X.
2016 INCENTIVE BONUS COMPENSATION PLAN

On August 17, 2016 the Board of Directors approved and adopted, subject to the approval of the stockholders of the Company, the 2016 Incentive Bonus Compensation Plan of the Company which provides for the granting to key senior executives of the Company of bonus awards based on the extent to which specified performance goals for specified periods shall have been achieved or exceeded, all upon the terms and provisions set forth in the plan, a copy of which is attached hereto as Exhibit XI.

The stockholders of the Company holding not less than a majority of the voting power of the Company approved the 2016 Incentive Bonus Compensation Plan by signing a written consent dated as of November 1, 2016.

The Company has no current plans to grant any awards under the 2016 Incentive Bonus Compensation Plan. Neither the Board of Directors nor the Compensation Committee of the Company has considered the granting of any such awards. However, it is anticipated that at some time in the near future the granting of such awards will be considered and awards will be granted.

The information provided in this Paragraph X with respect to the 2016 Incentive Bonus Compensation Plan is qualified in its entirety by reference to the terms of the 2016 Incentive Bonus Compensation Plan, a copy of which is attached to this Consent Statement as Exhibit XI and incorporated herein by reference.

XI.
THE COMMON STOCK

The table below presents the range of closing bid quotations prior to the Reverse Split for the Company's Common Stock during the fiscal quarters ended September 30, December 31, 2016 and March 31, 2017 and three most recent fiscal years ended June 30, 2016, 2015, 2014:

	2017		2016		2015		2014
	High	Low	High	Low	High	Low	High	Low
First quarter.	0.0012	0.0002	0.0010	0.0004	0.0090	0.0035	0.0240	0.0086
Second quarter.	0.0018	0.0002	0.0006	0.0001	0.0065	0.0013	0.0200	0.0050
Third quarter.	0.0009	0.0002	0.0010	0.0002	0.0048	0.0013	0.0295	0.0047
Fourth quarter.			0.0010	0.0004	0.0020	0.0006	0.0085	0.0040

The prices presented are bid prices, which reflect interdealer transactions and do not include retail markups and markdowns or any commission to the parties involved. As such, the prices may not reflect prices in actual transactions. There is no established market for the Common Stock except for limited and sporadic quotations. For example, reported trading indicates that between January 1, 2017 and March 31, 2017 (i.e. prior to the Reverse Split) a total of only 13,959,000 shares were traded at prices ranging from $0.0009 per share to $0.0002 per share.

The Company has never declared a Common Stock dividend. At present, management anticipates that no dividend will be declared or paid with respect to the Common Stock at any time during the foreseeable future.

XII.
SEC FILINGS

Copies of the Company’s Annual Report on Form 10K for the fiscal year ended June 30, 2014 and Quarterly Reports on Form 10Q for the fiscal quarters ended September 30, 2014, December 31, 2014 and March 31, 2015 are available on the Company website (www.imedicor.com) and on the Securities and Exchange Commission (“SEC”) website (www.sec.gov). The Company is in the process of preparing and anticipates filing with the SEC within the next 120 days its Annual Report on Form 10K for the fiscal year ended June 30, 2015, its Quarterly Reports on Form 10Q for the fiscal quarters ended September 30, 2015, December 31, 2015 and March 31, 2016, its Annual Report on Form 10K for the fiscal year ended June 30, 2016 and its Quarterly Reports on Form 10Q for the fiscal quarters ended September 30, 2016, December 31, 2016 and March 31, 2017.

On March 31, 2017 the Company filed with the SEC a current report on Form 8K describing the contemplated Recapitalization as well as the Series A Bridge Financing referred to therein. A copy of the Form 8K is attached as Exhibit XII.

The Company anticipates that for the foreseeable future the Company will continue to be a company whose Common Stock will be registered with the SEC and that the Company will file the periodic reports provided for under the Securities and Exchange Act of 1934, as amended.

XIII.
OTHER INFORMATION

1. HOW THE REVERSE SPLIT WILL BE IMPLEMENTED

The Reverse Split of the Company's outstanding Common Stock will automatically occur on the Recapitalization Date.

Following the Recapitalization Date, each holder of 1,749.3119 shares of Common Stock will automatically become the holder of one share of Common Stock. Fractional shares will not be issued in connection with the Reverse Split, and all fractional shares that may result will be redeemed in an amount equal to such fraction times the value of a share of Common Stock on the Recapitalization Date as determined by the Board of Directors of the Company in good faith.

Shares held by stockholders affiliated with one another will be aggregated for this purpose to the extent commercially practicable.

The certificates representing the Common Stock prior to the Reverse Split will not be required to be exchanged for new certificates representing shares of Common Stock following the Reverse Split. Rather, the certificates representing Common Stock prior to the Reverse Split will be deemed automatically to constitute and represent the correct number of shares of Common Stock following the Reverse Split without further action by the Company's stockholders, and certificates representing Common Stock will be issued only as certificates of Common Stock are delivered to the Company's transfer agent when transfers of shares occur after the Recapitalization Date or as otherwise requested by the stockholders.

The Company anticipates that it will pay out less than $100 to holders of Common Stock that would otherwise be holders of fractional shares of Common Stock following the Reverse Split based on the value of a share of Common Stock on the Recapitalization Date as determined by the Board of Directors of the Company in good faith.

2.
WHAT WILL YOU RECEIVE WHEN THE REVERSE SPLIT IS EFFECTIVE?

When the Reverse Split is implemented:

(i)
Each holder of 1,749.3119 shares of Common Stock will automatically be entitled to one postReverse Split share of Common Stock.

(ii)
No new certificates representing fractional shares will be issued. Instead, the holder of a fractional share will receive cash in an amount equal to such fraction times the amount that the Board of Directors of the Company shall determine in good faith to be the value of a share of Common Stock on the Recapitalization Date. This transaction will not involve commissions or other transaction fees that would be charged if you sold shares on the open market. We estimate that an aggregate amount of less than $100 will be paid for resulting fractional shares.

3.
HOW WILL THE OWNERSHIP INTERESTS OF HOLDERS OF FEWER THAN 1,749.3119 SHARES PRIOR TO THE REVERSE SPLIT BE AFFECTED BY THE REVERSE SPLIT?

Holders of fewer than 1,749.3119 shares of Common Stock prior to the Reverse Split will no longer have voting or ownership rights in the Company after the Reverse Split is effected and will instead be entitled to receive a cash payment in lieu of their interest. As a result, such holders will no longer be able to participate in the potential future growth, if any, of the Company.

4.
FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT FOR STOCKHOLDERS?

The receipt of cash in the Reverse Split will be taxable for federal income tax purposes. Each stockholder is advised to consult with his or her own tax specialist for the specific tax consequences. Stockholders who receive only shares of Common Stock should not be subject to taxation as a result of the Reverse Split.

Stockholders who receive cash in lieu of fractional shares of Common Stock will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash.

5.
DO HOLDERS OF COMMON STOCK HAVE APPRAISAL OR DISSENTER’S RIGHTS?

Under Nevada law, there is a provision for appraisal or dissenter's rights in the event of a Reverse Split. However, it is unlikely that very many stockholders, if any, will qualify to assert dissenter’s rights inasmuch as NRS 78.2055 provides that any stockholder who may dissent in accordance with the provisions of NRS 92A.300 to 92A.500, before the proposed corporate action becomes effective must hold 1% or more of the outstanding Common Stock and would otherwise be entitled to receive a fraction of a share in exchange for the cancellation of all of such stockholder’s outstanding shares.

6.
HOW DOES A HOLDER RECEIVE CASH FOR A FRACTIONAL SHARE?

You should complete the enclosed Letter of Transmittal and return it together with your stock certificates to Pacific Stock Transfer Company, the Company's Transfer Agent, at the address shown on the enclosed envelope.

COSTS OF OBTAINING CONSENTS

The Company will bear the cost of preparing, assembling, and mailing the Consent Statements and the Consent cards in connection with the Recapitalization. In addition to the use of the mail, employees of the Company may obtain Consents, personally or by telephone, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial holders and to obtain authorization for execution of Consents. The Company, upon request, will reimburse those persons and entities for expenses incurred in forwarding Consent materials to beneficial owners.

OTHER MATTERS

No business other than the approval of the Recapitalization will be transacted by any written consent executed in connection with this Consent Statement.

Very truly yours,

iMEDICOR, INC.

By: /s/ Robert McDermott

_____________________________
Robert McDermott
President and Chief Executive Officer

LIST OF EXHIBITS ATTACHED

I.
Recapitalization Agreement

II.
Letter of Transmittal

III.
Nevada Revised Statutes – Dissenter’s Rights Provisions

IV.
Amended and Restated Articles of Incorporation

V.
Series A Bridge Financing Term Sheet (the Fifth Amended and Restated Term Sheet)

VI.
Form of Series A 18% Bridge Note

VII.
Form of Conversion Agreement between the Company and Holders of Series A 18% Bridge Notes

VIII.
Series B Bridge Financing Term Sheet

IX.
Form of Series B Bridge Note

X.
2016 Long-Term Incentive Compensation Plan

XI.
2016 Incentive Bonus Compensation Plan

XII.
Form 8-K dated March 31, 2017

FORM OF WRITTEN CONSENT SOLICITED ON BEHALF OF BOARD OF DIRECTORS

iMEDICOR, INC.

The undersigned stockholder of iMedicor, Inc., a Nevada corporation (the “Company”), hereby:

☐ Approves of and Consents to Recapitalization	☐ Disapproves of and Does Not Consent to Recapitalization	☐ Abstains

The undersigned stockholder should check the appropriate box.

If no direction is given, this Consent will be deemed to be a Consent approving and consenting to the Recapitalization.

The Recapitalization of the Company is described in the accompanying Consent Statement mailed on June 17, 2017 to all stockholders of record as of close of business on May 31, 2017. This Consent will expire on January 1, 2018 at 12:01 a.m. Pacific Standard Time.

If an Entity

_________________________

[Print Name of Entity]

By: _________________________
Date: ___________

[Name]

[Title}

If an individual
___________________________

[Print Name]

Securities Held:

Series A Preferred Stock ______________ shares

Series B Preferred Stock ______________ shares

Common Stock _____________________ shares

Please sign your name above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Consent shall be deemed valid for all shares held in all capacities.

WARNING: IN ORDER FOR A STOCKHOLDER TO ASSERT DISSENTER’S RIGHTS UNDER THE NEVADA REVISED STATUTES, THE STOCKHOLDER MUST NOT APPROVE OR CONSENT TO THE RECAPITALIZATION.

EXHIBIT I

EXECUTION COPY

RECAPITALIZATION AGREEMENT

RECAPITIALIZATION AGREEMENT (this "Agreement"), dated as of November 1, 2016, among iMEDICOR, Inc., a Nevada corporation formerly known as Vemics, Inc. (the "Company"), and those persons who are signatories of this Agreement and who are owners of record of shares of the capital stock of the Company (the "Stockholders") and/or the holders (the "Convertible Debt Holders") of indebtedness convertible into shares of capital stock of the Company (the "Convertible Debt").

A number of the persons who are signatories of this Agreement (but not all of those necessary to consent to and approve the Recapitalization) entered into a Recapitalization Agreement, dated as of December 1, 2015 (the “Originally Proposed Recapitalization Agreement”), and thereafter entered into a proposed Amendment No. 1 to Recapitalization Agreement, dated as of December 24, 2015 (“Amendment No. 1 to Originally Proposed Recapitalization Agreement”). Because not all of the stockholders necessary to consent to and approve the Recapitalization were signatories to either the Originally Proposed Recapitalization Agreement or Amendment No. 1 to Originally Proposed Recapitalization Agreement, neither of these agreements ever took effect nor were binding upon the Company or any of such persons signatories thereto.

This Agreement is being entered into by all of those persons necessary to consent to and approve the Recapitalization, and revises the terms and provisions of the Originally Proposed Recapitalization Agreement as amended by the Amendment No. 1 to Originally Proposed Recapitalization Agreement and when executed by the Company and such persons shall be binding upon the Company and each of such persons.

BACKGROUND

WHEREAS, the Articles of Incorporation, as amended, of the Company (the "Articles of Incorporation") provide that the Company is authorized to issue two billion one hundred million (2,100,000,000) shares, consisting of two billion (2,000,000,000) shares of Common Stock, $0.001 par value per share (the "Common Stock"), and one hundred million (100,000,000) shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock").

WHEREAS, the Company created a series of the Preferred Stock designated as the Series A Preferred Stock (the "Series A Preferred Stock"), the number of authorized shares "of which is up to thirty seven (37)", and a series of the Preferred Stock designated as the Series B Preferred Stock (the "Series B Preferred Stock"), the number of authorized shares "of which is up to sixty three (63)".

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WHEREAS, the number of issued and outstanding shares of the Series A Preferred Stock is thirty-five and three quarters (35.75) shares, the number of issued and outstanding shares of the Series B Preferred Stock is sixty-three (63.00) shares and the number of issued and outstanding shares of Common Stock is one billion four hundred sixteen million eighty thousand four hundred nine (1,416,080,409) shares.

WHEREAS, Article VIII of the Articles of Incorporation provides that "the Corporation reserves the right to amend, alter, change, or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation."

WHEREAS, the certificate of designation establishing the Series A Preferred Stock, as amended (the "Series A Certificate of Designation"), among other things, provides in section 4 thereof that:

"Each share of Series A is convertible into an amount of shares of Common Stock that is equal to one (1%) percent of the outstanding "Common Share Equivalents" (see definition of "Common Share Equivalents" below) of the Company at the time of conversion, subject to readjustment as provided herein below, without the payment of any additional consideration by the Holder thereof, as follows:

(b) at the option of the Company on or after the date that is ten (10) days subsequent to the date the Company gives written notice to the Holders that the Company has raised at least $10,000,000 in a single or coordinated series of transactions, which notice specifies the particulars of such capital raise transaction(s)."

and also provides in section 7 that:

"So long as any shares of the Series A are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least two thirds of the aggregate number of shares at the time outstanding of the Series A  (ii) alter or change any of the powers, preferences or special rights given to the Series A so as to affect the same adversely."

WHEREAS, the certificate of designation establishing the Series B Preferred Stock, as amended (the "Series B Certificate of Designation"), among other things, provides in section 4 thereof that:

"Each share Series B Preferred Stock is convertible into an amount of shares of Common Stock that is equal to one (1%) percent of the outstanding "Common Share Equivalents" (see definition of "Common Share Equivalents" below) of the Company at the time of conversion, subject to readjustment as provided herein, without the payment of any additional consideration by Holder thereof, as follows

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(b) at the option of the Company on or after the date that is ten (10) days subsequent to the date the Company gives written notice to the Holders that the Company has raised at least $10,000,000 in a single or coordinated series of transactions, which notice specifies the particulars of such capital raise transaction(s)."

and also provides in section 7 that:

"So long as any shares of the Series B are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least two thirds of the aggregate number of shares at the time outstanding of Series B  (ii) alter or change any of the powers, preferences or special rights given to the Series B so as to affect the same adversely."

WHEREAS, the Company is in the process of offering securities in the form of convertible notes and warrants pursuant to the Bridge Financing Term Sheet dated November 5, 2015 (as amended from time to time, the "Bridge Financing").

WHEREAS, the number of shares of Common Stock that shall be issuable as of the Recapitalization Date (assuming for purposes of the numbers below that the Recapitalization Date is December 31, 2016) upon (i) the conversion of the Convertible Debt, (ii) the conversion of all outstanding shares of the Series A Preferred Stock, and (iii) the conversion of all outstanding shares of the Series B Preferred Stock (assuming that on the Recapitalization Date (which shall be presumed to be December 31, 2016 for purposes of the numbers set forth below) the conversion of the Convertible Debt occurs before the conversion of the Series B Preferred Stock and the conversion of the Series A Preferred Stock, that the conversion of the Series B Preferred Stock occurs immediately after the conversion of the Convertible Debt and that the conversion of the Series A Preferred Stock occurs immediately after the conversion of the Series B Preferred Stock) is as follows:

Type of Security	Number of Shares of Common Stock
Convertible Debt	5,934,136,390
Series A Preferred Stock	4,280,635,526
Series B Preferred Stock	4,620,017,448

WHEREAS, the Company and GVC Capital LLC (“GVC”) have entered into a Letter Agreement dated as of October 31, 2016 pursuant to which the Letter Agreement between the Company and GVC dated November 12, 2015, and all their respective obligations thereunder, including but not limited to their respective obligations with respect to a proposed private offering by the Company of the Company’s securities (a “PIPE Financing”) have been terminated effective as of October 31, 2016.

NOW, THEREFORE, in consideration of the premises and the mutual promises made herein, and in consideration of the representations, warranties, covenants and agreements herein contained, intending to be legally bound, the Parties hereby agree as follows:

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1.
Definitions. As used herein, the following words shall have the meanings indicated
below:

"Board of Directors" means the board of directors of the Company.

"Government Entity" means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, contractor, official or instrumentality of such governmental political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

"Knowledge" means the actual knowledge of the relevant party after due investigation and independent inquiry.

"Law" means any applicable law, statute, rule, regulation, ordinance or other pronouncement having the effect of law of the applicable country, state, county, city or other political subdivision or Government Entity.

"Parties" means the parties to this Agreement.

2. Recapitalization of the Company. Upon the terms and provisions of this Agreement, and subject to and conditioned upon the Requisite Consent of Security Holders, the Company, on such date as the Company in its sole discretion shall designate in a written notice to all the parties to this Agreement (the "Recapitalization Date"), effective as of the Recapitalization Date, shall be recapitalized (the "Recapitalization") as follows:

2.1Amendment of Articles of Incorporation. The Articles of Incorporation shall be amended to increase the number of shares of Common Stock that the Company is authorized to issue from two billion (2,000,000,000) to twenty billion (20,000,000,000) and, in connection therewith, the Company shall prepare, execute, and file with the Secretary of State of the State of Nevada an Amendment of the Articles of Incorporation for such purpose.

2.2Amendment of Series A Certificate of Designation. Clause (b) of section 4 of the
Series A Certificate of Designation shall be amended to read as follows:

"(b) at the option of the Company at any time"

and, in connection therewith, the Company shall prepare, execute and file with the Secretary of State of the State of Nevada an Amendment of Certificate of Designation amending the Series A Preferred Stock Certificate of Designation, as amended, for such purpose.

2.3           Amendment of Series B Certificate of Designation. Clause (b) of section 4 of the
Series B Preferred Stock Certificate of Designation shall be amended to read as follows:

"(b) at the option of the Company at any time"

and, in connection therewith, the Company shall prepare, execute and file with the Secretary of State of the State of Nevada an Amendment of the Series B Preferred Stock Certificate of Designation amending the Series B Preferred Stock Certificate of Designation, as amended, for such purpose.

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2.4           Conversion of the Convertible Debt. The Convertible Debt Holders shall convert all of the Convertible Debt held by the Convertible Debt Holders at a price per share of $0.001 into 5,934,136,390 (for example, which amount may decrease if the Recapitalization Date occurs prior to December 31, 2016 based on the amount of interest due and accordingly increase if the Recapitalization Date occurs after December 31, 2016) shares of Common Stock in the manner set forth in the instruments relating to the Convertible Debt.

2.5           Conversion of the Series B Preferred Stock. Immediately following the conversion of the Convertible Debt into shares of Common Stock, the Company shall convert the Series B Preferred Stock into shares of Common Stock in the manner set forth in section 4(b) of the Series B Certificate of Designation, as amended.

2.6
Conversion of the Series A Preferred Stock. Immediately following the conversion of the Series B Preferred Stock into shares of Common Stock, the Company shall convert the Series A Preferred Stock into shares of Common Stock in the manner set forth in section 4(b) of the Series A Certificate of Designation, as amended.

2.7           Reverse Split of Shares of Common Stock. Immediately following the conversion of the Convertible Debt, the Series B Preferred Stock and the Series A Preferred Stock into shares of Common Stock, the Company shall combine its outstanding shares of Common Stock by a ratio to be determined by the Company's Board of Directors, in its sole discretion, so that immediately following such reverse split the number of shares of Common Stock outstanding, shall be 10,000,000 shares; provided, however, no fractional share of Common Stock shall remain outstanding and in lieu of any fractional share of Common Stock that otherwise would be outstanding the holder thereof shall be entitled to receive and the Company shall pay to such holder of such fraction an amount equal to such fraction times the amount that the Board of Directors shall determine in good faith to be the value of a share of Common Stock on the Recapitalization Date.

2.8           Amendment and Restatement of Articles of Incorporation. The Articles of Incorporation shall be amended and restated in their entirety to read as set forth in Exhibit 2.8.

2.9           Amendment of By-Laws. The By-Laws of the Company shall be amended and restated in their entirety to read as set forth in Exhibit 2.9.

2.10           Capitalization Following Recapitalization. Assuming that none of the presently outstanding securities of the Company (other than the Convertible Debt, the Series B Preferred Stock and the Series A Preferred Stock) are converted into or are exercised or exchanged for shares of Common Stock, it is the intention of the Parties that, immediately following the Recapitalization, the Company shall be authorized to issue six hundred ten million (610,000,000) shares, consisting of six hundred million (600,000,000) shares of Common Stock, of which 10,000,000 shares shall be outstanding, and ten million (10,000,000), shares of Preferred Stock, none of which shall be outstanding.

2.11           Certain Adjustments. Notwithstanding anything to the contrary in this Agreement, if the Recapitalization Date as designated by the Company is a date other than December 31, 2016, the amount of the Convertible Debt and the numbers of shares of stock of the Company that are outstanding immediately preceding and shall be outstanding as a result of the Recapitalization shall be adjusted consistent with the assumptions and calculations contained in this Agreement to be consistent with the facts on the Recapitalization Date.

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3.           Consent of Convertible Debt Holders and Stockholders. Each of the Convertible Debt Holders and each of the Stockholders hereby consents to and approves the Recapitalization and the Company taking each and every action set forth in Section 2 and each and every other action as shall be necessary or desirable for the Company to carry out the Recapitalization and to take each and every other action set forth in Section 2 or contemplated in this Agreement. Without limiting the generality of the foregoing, each Convertible Debt Holder and each Stockholder agrees that:

3.1          By executing this Agreement, each Convertible Debt Holder and each Stockholder shall be deemed to have exercised all voting rights held or acquired by such holder as a result of the Recapitalization in favor of each action included in the Recapitalization which requires the approval of the Company's stockholders under applicable law or agreement.

3.2           The Company is hereby granted the consent of each Convertible Debt Holder and Stockholder that executes this Agreement to identify such holder, by name, in any report or filing made by the Company with the SEC as having consented to the Recapitalization and exercised all voting rights held or acquired by such holder in favor of each action included in the recapitalization which requires the approval of the Company's stockholders under applicable law or agreement.

3.3           To execute such documents, undertakings and agreements as may be necessary or advisable to confirm the undersigned's ratification of the corporate actions set forth in Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8 and 2.9 and each other action provided for or contemplated by this Agreement.

3.4           The consent of the undersigned set forth in this Section 5, and the other covenants and agreements of the undersigned set forth in this Agreement, shall be deemed effective, unconditional and irrevocable upon the consummation of the Recapitalization on the Recapitalization Date.
4. Representations and Warranties of the Company. The Company represents and warrants to each Convertible Debt Holder and each Stockholder as follows:

4.1           Power and Authorization. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and has the requisite power and authority necessary to enter into this Agreement and to carry out its obligation hereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors and the stockholders of the Company and no other corporate proceeding on the part of the Company is necessary to authorize the execution and delivery of this Agreement or the Recapitalization or any of the other transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of the Company and is a legal valid and binding obligation of the Company and enforceable against the Company in accordance with its terms.

4.2           No Violation. Neither the execution, delivery nor performance of this Agreement nor the consummation of the Recapitalization or any of the transactions contemplated hereby (i) will violate or conflict with the Articles of Incorporation or By-Laws of the Company, (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which the Company is a party or by which the Company is bound or to which any property or asset of the Company is subject or (iii) is prohibited by or requires the Company to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or Government Entity or of any other person.

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4.3           No Litigation. There are no actions, suits, proceedings or, to the best of the Company's knowledge, investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, involving the Company or any of its properties or assets that (i) questions the validity of this Agreement or the Recapitalization or any of the transactions provided for or contemplated hereby or (ii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by the Company under this Agreement.

5.           Covenants, Representations and Warranties of each Convertible Debt Holder and Stockholder. Each Convertible Debt Holder and Stockholder (solely with respect to itself), severally and not jointly, hereby covenants, represents and warrants to the Company as follows:

5.1           Power and Authorization. Such Convertible Debt Holder or Stockholder, if such Convertible Debt Holder or Stockholder is an entity, is duly organized, validly existing and in good standing under the Laws of the jurisdiction under which it is organized or formed and has the requisite power and authority necessary to enter into this Agreement and to carry out its obligation hereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by its board of directors or other governing body, as applicable, and no other proceeding on the part of such Convertible Debt Holder or Stockholder is necessary to authorize the execution and delivery of this Agreement or any of the other transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of such Convertible Debt Holder or Stockholder, and is a legal valid and binding obligation of such Convertible Debt Holder or Stockholder, and is enforceable against such Convertible Debt Holder or Stockholder, in accordance with its terms.

Such Convertible Debt Holder or Stockholder, if such Convertible Debt Holder or Stockholder is not an entity, has the requisite power authority and capacity to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Convertible Debt Holder or Stockholder, and is a legal valid and binding obligation of such Convertible Debt Holder or Stockholder, and enforceable against such Convertible Debt Holder or Stockholder, in accordance with its terms.

5.2           No Violation. Neither the execution, delivery nor performance of this Agreement nor the consummation of any of the transactions contemplated hereby (i) will violate or conflict with the Certificate of Incorporation or By-Laws of such Convertible Debt Holder or Stockholder that is an entity, (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which such Convertible Debt Holder or Stockholder is a party or by which such Convertible Debt Holder or Stockholder is bound or to which any property or asset of such Convertible Debt Holder or Stockholder is subject or (iii) is prohibited by or requires such Convertible Debt Holder or Stockholder to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or Government Entity or of any other person.

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5.3           No Litigation. There is no action, suit, proceeding or, to the knowledge of such Convertible Debt Holder or Stockholder, investigation, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, involving any Convertible Debt Holder or Stockholder or any of their respective properties or assets that (i) questions the validity of this Agreement, the Recapitalization or any of the transactions contemplated hereby or (ii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by the Company or any Convertible Debt Holder or Stockholder under this Agreement.

5.4           Surrender of Certificates. On and after the Recapitalization Date, each such Convertible Debt Holder and Stockholder acknowledges and agrees that any certificates and/or other documentation representing the Convertible Debt and/or the Series A Preferred Stock and/or Series B Preferred Stock shall represent thereafter only the right of the registered holder thereof to receive the number of shares of Common Stock issuable upon the conversion of such Convertible Debt and/or Series A Preferred Stock and/or Series B Preferred Stock.

5.5           Waiver. By signing this Agreement, each holder of Convertible Debt and each Stockholder shall be deemed to have waived any and all rights, entitlements, claims, demands or interests which such holder may have had by virtue of having been the beneficial owner of the Convertible Debt and/or Series A Preferred Stock and/or Series B Preferred Stock held by such holder, save and except for the right to receive a certificate representing the shares of Common Stock issuable upon the conversion of such securities.

5.6           Release. By signing this Agreement, but effective as of the consummation of the Recapitalization in accordance with the terms hereof and assuming all convertible debtholders are signatory hereto and all stockholders holding in excess of 2/3rds of the outstanding shares of Series A Preferred Stock, 2/3rds of the outstanding shares of Series B Preferred Stock and 51% of the shares of Common Stock of the Company are signatory hereto, each holder of Convertible Debt and each Stockholder shall be deemed to have unconditionally and irrevocably released, acquitted and forever discharged the Company together with its officers, directors, stockholders, agents, bankers, representatives, note holders, attorneys and investment bankers, together with their respective affiliates and agents, both past and present, from any claim, demand, obligation or liability, direct or indirect, known or unknown, arising from any act or omission from the beginning of time up to the Recapitalization Date (a "Claim") except as hereinafter provided in this Section 5.6. Without limiting the generality of the foregoing, it is understood that this release shall include any Claim arising from any statement or representation, verbal or written, and any act or omission made in connection with any offer or sale of any security. However, notwithstanding anything in this Agreement to the contrary, none of Jerry D. Smith, JD Investments, Inc. or Sonoran Pacific Resources, Inc. or any of their affiliates shall be deemed to have released, acquitted or discharged the Company with respect to any claim that it may now or at any time hereafter have, including only any claim or right under any applicable security agreement or security interest that, as of the date of this Agreement, relates to:

8

(i)
the credit card or cards issued to or for the benefit of the Company the performance of the obligations of the Company with respect to which have been guaranteed by Jerry D. Smith,

(ii)
the line of credit in the amount of $500,000 extended to the Company by Western State Bank that has been guaranteed by Jerry D. Smith and the security agreements and other documentation executed with respect thereto, and

(iii)
The financing in an amount of $155,000 provided to the Company by Genesis Finance Corporation that has been guaranteed by Jerry D. Smith and the security agreements and other documentation executed with respect thereto.

5.7           Information. Each Convertible Debt Holder and each Stockholder has been provided with information and materials concerning the subject matter of this Agreement and the transactions provided for herein or contemplated hereby. In addition, each such person has had access to the Company's reports and information filed with the SEC (the "SEC Documents"). The information and materials provided by the Company and the SEC Documents are referred to herein as the "Disclosure Materials." Each such person has carefully reviewed and is familiar with all of the information contained in the Disclosure Materials. Each such person has been given access to full and complete information regarding the Company and has utilized such access to such person's satisfaction for the purpose of obtaining such information regarding the Company as such person has reasonably requested; and, particularly, each such person has been given a reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement, including the conversion of the Convertible Debt and the shares of the Series A Preferred Stock and the Series B Preferred Stock and the shares of Common Stock issuable upon the conversion thereof and to obtain any and all additional information related thereto, to the extent reasonably available. Each such person has relied on nothing other than the Disclosure Materials (including any exhibits thereto) in deciding whether to execute this Agreement. Except as set forth in the Disclosure Materials, no representations or warranties have been made to any such person by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

Each such person, in reaching a decision to execute this Agreement, has such knowledge and experience in financial and business matters that such person is capable of reading and interpreting financial statements and evaluating the merits and risks of the covenants, representations and warranties contained herein and has the net worth to undertake such risks.

5.8           Risk Factors Applicable to Convertible Debt Holders and Stockholders. Each of the Convertible Debt Holders and/or Stockholders acknowledge that they will be subject to substantial risks as a result thereof, including the following:

5.8.1                      Each Holder of Convertible Debt acknowledges that such Person has certain senior rights as the holder of senior secured debt ("Senior Debt") of the Company ("Senior Lender Rights"), including, without limitation:

(i)
the right to accrue and collect interest on the principal balance of the Senior Debt;

9

(ii)
upon a default by the Company in its obligation to repay the Senior Debt, the right to foreclose upon the assets of the Company, compel a liquidation of those assets and collect the proceeds from such liquidation senior to the holders of all subordinated secured debt, unsecured debt and preferred and common equity; and

(iii)
the right to convert the outstanding principal balance, together with all accrued and unpaid interest due thereon, into shares of Common Stock which, upon such conversion, would grant to the holders of the Senior Debt voting control of the Company.

and, agreeing to convert the Convertible Debt into shares of Common Stock in accordance with the terms of this Agreement, the holders of the Convertible Debt will lose their Senior Rights and will possess only those rights of all other holders of Common Stock, including, without limitation:
(i)
Voting Rights. The holders of Common Stock are entitled to one vote per share on all matters. The Common Stock does not have cumulative voting rights.

(ii)
Dividends. Each share of Common Stock has an equal and ratable right to receive dividends to be paid from the assets legally available therefor when, as and if declared by the Board. The Company does not anticipate paying cash dividends on the Common Stock in the foreseeable future.

(iii)
Liquidation. In the event the Company is dissolved, liquidated or wound up, the holders of Common Stock are entitled to share equally and ratably in the assets available for distribution after payments are made to the Company's creditors and to the holders of any outstanding stock ranking senior to the Common Stock, including any that the Company may designate and issue in the future with liquidation preferences greater than those of the Common Stock.

(iv)
Other. The holders of shares of Common Stock have no preemptive, subscription or redemption rights and are not liable for further calls or assessments. All of the outstanding shares of Common Stock are, and the shares of Common Stock issued upon the conversion of the Convertible Debt and the Series A Preferred Stock and the Series B Preferred Stock will be fully paid and non-assessable.

5.8.2                      Holders of Series A Preferred Stock and Series B Preferred Stock have certain rights, designations and preferences applicable to such shares of Series A Preferred Stock and/or Series B Preferred Stock set forth in the Certificate of Designation applicable to such Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, including, without limitation, the right to convert each share of Series A Preferred Stock and/or Series B Preferred Stock into that amount of shares of Common Stock equal to one percent (1%) of the outstanding Common Stock Equivalent (as defined in the applicable Certificate of Designation).

10

The Conversion Rights granted to the holders of the Series A Preferred Stock and/or the Series B Preferred Stock provide protection against all dilutive issuances of Common Stock which may occur prior to the conversion of the Series A Preferred Stock and/or the Series B Preferred Stock, as the case may be. By executing this Agreement and converting the Series A Preferred Stock and/or the Series B Preferred Stock into shares of Common Stock, the holders of the Series A Preferred Stock and/or the Series B Preferred Stock will lose their conversion rights and will possess only the rights of a holder of Common Stock.

5.8.3                      Implementation of this Agreement will result in the conversion of the Convertible Debt and the Series A Preferred Stock and the Series B Preferred Stock into a substantial number of shares of Common Stock. The public trading market for the Common Stock is sporadic and highly illiquid. Future sales of substantial amounts of the Common Stock in the public market, or the perception that such sales might occur, could cause the market price of the Common Stock to decline and could impair the value of an investment in the Common Stock and its ability to raise equity capital in the future.

This Agreement will result in an immediate and substantial increase in the number of shares of Common Stock issued and outstanding. The sale of some portion of this additional Common Stock by the holders thereof, or even the appearance that such holders may make such sales, may limit the market for the Common Stock or depress any trading market volume and price before other investors are able to sell any of their Common Stock. There is a substantial risk that the persons who participate in the Recapitalization will not be able to sell any of their Common Stock in a timeframe and/or at prices that would permit the recovery of their initial investment.

6.
Miscellaneous.

6.1           Assurance of Further Action. From time to time after the Recapitalization, at the Company's expense, each Convertible Debt Holder and Stockholder shall execute and deliver, or cause to be executed and delivered, to the Company such further instruments or other documents or take such other actions as the Company may reasonably request in order to consummate the Recapitalization and the other transactions contemplated hereby.

6.2          Expenses. Whether or not the Recapitalization is consummated, except as otherwise provided in the documents relating to the Convertible Debt, each of the Parties shall pay all of its own legal and accounting fees and other expenses, taxes, debts, liabilities and obligations incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

6.3           Waiver. The Parties may by written agreement, (i) extend the time for or waive or modify the performance of any of the obligations or other acts of the Parties or (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement.

11

6.4           Notices. All notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class certified mail postage prepaid addressed as follows: if to the Company, to iMedicor, Inc., 13506 Summerport Village Parkway, Suite 160, Windermere FL, 34786, Attention: Robert McDermott, President and Chief Executive Officer (with a copy to Samuel B. Fortenbaugh III, Esq., 45 Rockefeller Plaza, Suite 2000, New York, New York 10111); if to a Convertible Debt Holder or a Stockholder, to the address set forth below the signature of such Convertible Debt Holder or Stockholder on the Signature Page of this Agreement; or to such other address as may have been furnished in writing to the party giving the notice by the Party to whom notice is to be given.

6.5           Entire Agreement. This Agreement embodies the entire agreement among the Parties and there have been and are no agreements, representations or warranties, oral or written among the Parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the Parties.

6.6           Rights Under this Agreement; No assignability. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and assigns, but shall not be assignable by any Party without the prior written consent of the other Parties. Nothing contained in this Agreement is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.7           Governing Law. This Agreement and the rights and duties of the Parties hereto shall be governed by and construed in accordance with the laws of the State of Nevada. The Parties hereby irrevocably submit to the jurisdictions of the courts of the States of Arizona and Florida and the federal courts of the United States of America located in the States of Arizona and Florida in respect of all matters that arise out of or are related to this Agreement or the documents referred to in or contemplated by this Agreement and the transactions contemplated hereby and thereby and hereby waive, and agree not to assert, as a defense in any action for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claimswith respect to such action shall be heard and determined in such Arizona or Florida state or federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action in the manner provided in this Section 6.7 or in such other matter as may be permitted by law shall be valid and sufficient service thereof.

6.8           Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMUTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

12

6.9           Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction specified in Section 6.7, this being in addition to any other remedy to which they are entitled at law or in equity.

6.10            Headings: References to Sections, Exhibits and Schedules. The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to sections of and exhibits and schedules to this Agreement.

6.11            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

6.12            Certain Rights. In the event the Recapitalization does not occur as set forth here therein, the signatories hereto shall not be deemed to have waived or released any rights.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ó

SIGNATURE PAGES FOLLOW

13

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

iMEDICOR, INC.

By:

Robert McDermott President

HOLDERS OF CONVERTIBLE DEBT SONORAN PACIFIC RESOURCES, LLP

By: JD Investments, Inc.,

By:

Jerry D. Smith,

President
4385 N. 75th Street, Suite 100 Scottsdale, AZ 85251

Securities Held

Series A Preferred Stock
shares

Series B Preferred Stock
shares

Common Stock
shares

Convertible Debt

(the principal amount of which will aggregate $_____________ as of December 31, 2016)

14

HOLDERS OF SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND/OR COMMON STOCK

By:

(Name)
(Date)

x

(Signature)

Or Individual

x

(Signature)

Securities Held:

Series A Preferred Stock
shares

Series B Preferred Stock
shares

Common Stock
shares

 15

EXHIBIT II

Letter of Transmittal for Common Stock of iMedicor, Inc., formerly known as Vemics, Inc. Surrendered for Cash in Lieu of Fractional Shares Pursuant to the Reverse Split

The Paying Agent for the Fractional Shares is: **Pacific Stock Transfer Company**

DELIVERY INSTRUCTIONS

By First Class Mail:	*By Courier or Overnight Delivery:*
Pacific Stock Transfer Company Attn: Issuer Services 6725 Via Austi Parkway, Suite 300 Las Vegas, NV 89119	Pacific Stock Transfer Company Attn: Issuer Services 6725 Via Austi Parkway, Suite 300 Las Vegas, NV 89119

For information please email malou@pacificstocktransfer.com or call 702-361-3033

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED HOLDER.

In connection with the Reverse Stock Split of iMedicor, Inc., formerly known as Vemics, Inc. (the "***Issuer***"), as more fully described in the Information Statement to which this Letter of Transmittal was attached (the ***"Information Statement"***), you are entitled to receive certain Fractional Share Consideration (as defined in the Information Statement) in exchange for fractional shares of the Issuer's Common stock (the "***Shares***") held by you immediately following the Recapitalization (defined in the Information Statement). The undersigned herewith surrenders the below described Common stock certificate(s) (the "***Certificate(s)***") in exchange for the Fractional Share Consideration to which they are entitled as outlined in the Letter. **By delivery of a completed and signed copy of this Letter of Transmittal, the undersigned hereby represents and warrants to the Paying Agent as follows:**

> Title and Authority. I confirm that I have good and valid title to the Common Stock of the Issuer's represented by all Certificate(s) set forth on this Letter of Transmittal and in respect of which I am to receive Fractional Share Consideration, free and clear of all encumbrances, and I have full authority to surrender without restriction the Certificate(s) or other instruments evidencing such Common Stock for exchange and payment.

which representation and warranty is true and correct as to the undersigned as of the date hereof. By delivery of a completed and signed copy of this Letter of Transmittal to the Paying Agent (as hereinafter defined), the undersigned hereby forever waives all rights to seek appraisal and withdraws all written objections to the Reverse Split and/ or demands for payment of "fair value", if any, under applicable Nevada law, with respect to the Shares owned by the undersigned.

The undersigned represents that the undersigned has full authority to surrender the Shares, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Paying Agent in connection with the surrender of the Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The surrender of Shares hereby is irrevocable.

The undersigned understands that surrender is not made in acceptable form until the receipt by Pacific Stock Transfer Company (the "***Paying Agent***") of this Letter of Transmittal duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form reasonably satisfactory to the Issuer (which may delegate power in whole or in part to the Paying Agent). All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined in good faith by the Issuer (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding.

The undersigned acknowledges and agrees that the Fractional Share Consideration paid in exchange for fractional Shares when paid in accordance with the terms and subject to the conditions set forth in the Information Statement (as defined in the Letter) shall be deemed to have been in full satisfaction of all rights pertaining to such Shares. The undersigned understands that payment for surrendered Shares will be made as promptly as practicable, but in any event within three (3) Business Days, after the delivery of this Letter of Transmittal, duly completed and validly executed in accordance with the instructions hereto.

The undersigned hereby requests that the payment to which the undersigned is entitled be issued in the name, and delivered by the method set forth, in this Letter of Transmittal.

1

INSTRUCTIONS

1. **Lost, Stolen or Destroyed Certificates.** If any Certificates have been lost, stolen or destroyed, please check the box on page 4 of this Letter of Transmittal and fill in the blank to show the number of Shares represented by any lost, stolen or destroyed Certificates. If you reside in the United States, please complete the Affidavit of Lost Stock Certificate appearing on page 6 of this Letter of Transmittal and have it notarized. If you reside outside the United States, please complete the Agreement for Redemption of Lost Certificate appearing on page 7 of this Letter of Transmittal and sign it before two witnesses, each of whom is at least 18 years old and knows you, and have such witnesses execute the agreement as well. An additional indemnity may be requested on a case-by-case basis to indemnify and hold the Company and/or the Paying Agent harmless with respect to the payment of the Fractional Share Consideration which indemnity may include, but is not expressly limited to, an Open Penalties Lost Instrument Bond.

2. **Form W-9.** To avoid backup withholding, each stockholder that is a U.S. person (as defined in the instructions to the enclosed Form W-9) is required to provide Pacific Stock Transfer Company (as payer) with a correct Taxpayer Identification Number ("TIN") on the enclosed Form W-9 and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Form W-9 may subject the stockholder to federal backup withholding on the payment of the Fractional Share Consideration for all fractional Shares surrendered by such stockholder.

   Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Non U.S. stockholders should submit Form W-8BEN properly completed in order to avoid backup withholding.

3. **Irregularities;** Waiver. All questions as to the validity, form, eligibility and acceptance of this Letter of Transmittal and any surrender of Shares will be determined by the Issuer in its reasonable discretion, and its determination shall be final and binding. The Issuer reserves the absolute right to waive any defect or irregularity in surrender with regard to any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

Important: You are urged to complete and return this Letter of Transmittal, together with Certificates and all other required documents, promptly.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder who is a United States person (as defined for United States federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Pacific Stock Transfer Company (as payer) with such stockholder's correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder's TIN is such stockholder's Social Security number. If the correct TIN is not provided, then the stockholder may be subject to a $50.00 penalty imposed by the IRS and payments of Fractional Share Consideration to the stockholder (or other payee) may be subject to backup withholding.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit Form W-8BEN, signed under penalties of perjury, attesting to his, her or its exempt status. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the "Exempt payee" box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to Pacific Stock Transfer Company in order to avoid erroneous backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.

If backup withholding applies, Pacific Stock Transfer Company is required to withhold and pay over to the IRS a portion of any payment made to the stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to buckup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9, or FORM W-8BEN AS APPLICABLE, INCLUDED IN THIS LETTER OF TRANSMITTAL MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS OF FRACTIONAL SHARE CONSIDERATION TO BE MADE TO YOU. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9, AND FORM W-8BEN RESPECTIVELY, INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

2

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ON THE IRS FORM W-9. FOR FURTHER INFORMATION, PLEASE CONTACT YOUR TAX ADVISOR OR THE IRS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (I) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

SIGNATURE:. ____________ ______________ DATE: ________ ___________

3

PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

DO NOT USE WHITEOUT OR CORRECTION TAPE – DO NOT CROSS OUT INCORRECT INFORMATION
CONTACT PACIFIC STOCK TRANSFER CO. FOR ADDITIONAL COPIES OF THE LETTER OF TRANSMITTAL

DESCRIPTION OF SHARES SURRENDERED

Name(s) of Registered Holder(s) (Please fill in, exactly as name(s) appear(s) on Share Certificate(s))	

Security Position(s) Surrendered (Attach additional signed list if necessary)

Type of Share(s) (e.g. Common)	Share Certificate Number(s)	Check box if Lost/Misplaced (See Instruction 1)	Number of Shares Represented by Share Certificate(s)
		☐	
		☐	
		☐	
		☐	
		☐	
		☐	

COMPLETE ONLY ONE OF THE PAYMENT INSTRUCTION SECTIONS BELOW

CHECK PAYMENT INSTRUCTIONS

If you wish to have **fractional share** consideration to be issued to you (as defined in the Letter) sent by **check**, please complete the remainder of this Letter of Transmittal and provide mailing address instructions below.

Address ______________________________

City, State, Zip ______________________________

Country ______________________________

WIRE PAYMENT INSTRUCTIONS

If you wish to have **fractional share** consideration issued to you (as defined in the Letter) sent by **wire transfer**, please complete the remainder of this Letter of Transmittal and provide wire instructions below or include such instructions herewith.
For international wires, please provide the SWIFT code (BIC) in the Fedwire ABA Number field and the complete IBAN in the Account Number field, if available.

Bank Name ______________________________

Fedwire ABA Number* ______________________________

Account Name** ______________________________

Account Number ______________________________

FFC Account Name (if applicable) ______________________________

FFC Account Number (if applicable) ______________________________

Bank Contact/ TelephoneNumber ______________________________

*Please provide valid Fedwire ABA (Check validity here: http://www.fedwiredirectory.frb.org/search.cfm)

**Please provide the name on the account not the type of account

SPECIAL PAYMENT/DELIVERY INSTRUCTIONS

If you wish to have cash consideration to be issued in a name other than that of the registered holder and sent by check, please complete the remainder of this Letter of Transmittal and provide the payment instructions below.***

Payee Name ______________________________

Address ______________________________

City, State, Zip ______________________________

Country ______________________________

Tax Identification Number**** ______________________________

***Requires signature guarantee.

****Fill in Taxpayer Identification Number of Payee.

4

IMPORTANT - STOCKHOLDER SIGNATURE PAGE

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. Signature below certifies that no language alterations have been made in any way to this form of Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

Dated ______________________

Sign Here X ____
(Signature(s) of Owner(s))

Name(s) ____
(Please Print)

Capacity ____

Address ____

Area Code & Telephone No. ______________________

Email Address ____

(Complete the Form W-9 provided herew ith. See instruction 2.)

STOP – CAREFULLY REVIEW PRIOR TO COMPLETING REMAINDER OF PAGE

SIGNATURE GUARANTEE
(This section should be completed by the individual applying the MSG Stamp)

(Apply Medallion Signature Guarantee Stamp Here)

5

AFFIDAVIT OF LOST CERTIFICATE AND OF FACTS
(See Instruction 1)

STATE OF ________________)

COUNTY OF ______________)

I, __________________________, of full age, being duly sworn according to law, upon his/her oath deposes and says:

1. I am the true and lawful, present and sole owner of shares of common stock of iMedicor Inc., a Nevada corporation formerly known as Vemics, Inc. (the "Company"), evidenced by one or more stock certificates (each, a "Certificate"), which I believe was lost, misplaced, stolen or destroyed and cannot be produced.

2. I have made or caused to be made a diligent search for said lost original Certificate and have been unable to find or recover the same.

3. I have not endorsed, pledged, sold, delivered, transferred, assigned, hypothecated or otherwise negotiated the Certificate and have not assigned any power of attorney or other authorization respecting the same, which is now outstanding and in force, or otherwise disposed of the Certificate.

4. No other person or entity other than the undersigned has or has asserted any right, title or claim to or interest in the Certificate.

5. If the Certificate is recovered after the date hereof, I will cause the original Certificate to be returned to the Company (or its successor) immediately for cancellation.

6. This Affidavit is made to induce the Company to pay to the undersigned, with respect to the lost original Certificate, the Fractional Share Consideration in exchange for the fractional shares of common stock represented by such lost original Certificate as determined in accordance with the Recapitalization Agreement (as defined in the Information Statement of the Company to which the Letter of Transmittal of which this Affadavit was a part was attached).

7. I agree to indemnify and hold harmless the Company, its successors and assigns, and their respective affiliates, officers, directors, employees, counsel, agents and advisors (each, an "Indemnified Party") from any claims, suits and actions (groundless or otherwise) and from and against any liabilities, losses, costs, damages and expenses (including, without limitation, legal fees and expenses) that may be incurred by or asserted or awarded against any Indemnified Party as a result of its reliance upon the representations contained in this affidavit should any of these representations be found erroneous or contested for any reason.

8. This affidavit (a) shall be binding on the undersigned and its successors and assigns, (b) inure to the benefit of the Company and its successors and assigns, and (c) may not be modified orally, but only by a writing signed by the Company. The obligations of the undersigned under this affidavit shall not be affected by any release given by the Company on or prior to the date hereof.

I have read the foregoing statements and the same are true, accurate and correct to the best of my knowledge and belief.

____
Signature

Subscribed and sworn to
before me this _____ day
of _____________, 2017

____
Notary Public

AUS01:642593

6

AGREEMENT FOR REDEMPTION OF LOST CERTIFICATE (See Instruction 1)

In acknowledgement of the fact that the undersigned, ____________________, cannot produce the original Certificate or Certificates, as hereinafter referenced, and in consideration of the payment by iMedicor, Inc., a Nevada corporation formerly known as Vemics, Inc. ("the Company"), as hereinafter referenced, of the Fractional Share Consideration due with respect to such Certificate or Certificates pursuant to the Recapitalization Agreement (as defined in the Information Statement of the Company to which the Letter of Transmittal of which this Agreement is a part), the undersigned does hereby agree, warrant and attest to the following:

1. I am the true and lawful, present and sole owner of shares of common stock of the Company, evidenced by one or more stock certificates (each, a "Certificate"), which I believe was lost, misplaced, stolen or destroyed and cannot be produced.

2. I have made or caused to be made a diligent search for said lost original Certificate and have been unable to find or recover the same.

3. I have not endorsed, pledged, sold, delivered, transferred, assigned, hypothecated or otherwise negotiated the Certificate and have not assigned any power of attorney or other authorization respecting the same, which is now outstanding and in force, or otherwise disposed of the Certificate.

4. No other person or entity other than the undersigned has or has asserted any right, title or claim to or interest in the Certificate.

5. If the Certificate is recovered after the date hereof, I will cause the original Certificate to be returned to the Company (or its successor) immediately for cancellation.

6. I acknowledge that this agreement is made to induce the Company to pay to the undersigned, with respect to the lost original Certificate or Certificates, the fractional share consideration in exchange for the fractional shares of common stock represented by such lost original Certificate(s) as determined in accordance with the Reverse Split Agreement.

7. I agree to indemnify and hold harmless the Company, its successors and assigns, and their respective affiliates, officers, directors, employees, counsel, agents and advisors (each, an "Indemnified Party") from any claims, suits and actions (groundless or otherwise) and from and against any liabilities, losses, costs, damages and expenses (including, without limitation, legal fees and expenses) that may be incurred by or asserted or awarded against any Indemnified Party as a result of its reliance upon the representations contained in this agreement should any of these representations be found erroneous or contested for any reason.

8. This agreement (a) shall be binding on the undersigned and its successors and assigns, (b) inure to the benefit of the Company and its successors and assigns, (c) may not be modified orally, but only by a writing signed by the Company, and (d) shall be governed by the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Nevada. The obligations of the undersigned under this agreement shall not be affected by any release given by the Company on or prior to the date hereof.

I have read the foregoing statements and the same are true, accurate and correct to the best of my knowledge and belief.

____
Signature

Attest:
We, the undersigned, attest that each of us is over the age of 18, that the above-named individual is known to us, and that we witnessed his execution of this document in our presence.

____
Witness

____
Witness

AUS01:642593

7

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any) ______
Exemption from FATCA reporting code (if any) ______
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number
☐☐ - ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page **2**

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

EXHIBIT III

  NRS 78.2055  Decrease in number of issued and outstanding shares of class or series: Resolution by board of directors; approval by stockholders; rights of stockholders.
      1.  Unless otherwise provided in the articles of incorporation, a corporation that desires to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series may do so if:
      (a) The board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of a class or series; and
      (b) The proposal is approved by the vote of stockholders holding a majority of the voting power of the affected class or series, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the affected class or series.0
      2.  If the proposal required by subsection 1 is approved by the stockholders entitled to vote, the corporation may reissue its stock in accordance with the proposal after the effective date and time of the change.
      3.  Except as otherwise provided in this subsection, if a proposed decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the adversely affected class or series. The decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease if the articles of incorporation specifically deny the right to vote on such a decrease.
      4.  Any proposal to decrease the number of issued and outstanding shares of any class or series, if any, that includes provisions pursuant to which only money will be paid or scrip will be issued to stockholders who:
      (a) Before the decrease in the number of shares becomes effective, hold 1 percent or more of the outstanding shares of the affected class or series; and
      (b) Would otherwise be entitled to receive a fraction of a share in exchange for the cancellation of all their outstanding shares,  is subject to the provisions of NRS 92A.300 to 92A.500, inclusive. If the proposal is subject to those provisions, any stockholder who is obligated to accept money or scrip rather than receive a fraction of a share resulting from the action taken pursuant to this section may dissent in accordance with those provisions and obtain payment of the fair value of the fraction of a share to which the stockholder would otherwise be entitled.
      (Added to NRS by 2001, 1357; A 2001, 3199;2003, 3089;2009, 1676)

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NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

       NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:
      1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;
      2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
      3.  Without discounting for lack of marketability or minority status.
      (Added to NRS by 1995, 2087; A 2009, 1720)

      NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.
      (Added to NRS by 1995, 2087; A 2009, 1721)

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      NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.
      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in  real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:
      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.
     (c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.
     (d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.
      (f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

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      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.
      3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

      NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:
      (a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;
      (b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or
      (c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,
 unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.
      2.  The applicability of subsection 1 must be determined as of:
      (a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or
      (b) The day before the effective date of such corporate action if there is no meeting of stockholders.
      3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.
      4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.
      (Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

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      NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.
      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:
      (a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.
      (Added to NRS by 1995, 2089; A 2009, 1723)

      NRS 92A.410  Notification of stockholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.
      2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

      NRS 92A.420  Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and
      (b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.
      2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.
      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.
      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

      NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

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      2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

      NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.
      1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:
      (a) Demand payment;
      (b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
      (c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.
      2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.
      3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.
      4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.
      5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

      NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      (Added to NRS by 1995, 2090; A 2009, 1725)

      NRS 92A.460  Payment for shares: General requirements.
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may  be enforced by the district court:

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      (a) Of the county where the subject corporation’s principal office is located;
      (b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or
      (c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.
  The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares; and
      (c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.
      (Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

      NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
      1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:
      (a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;
      (b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;
      (c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;
      (d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and
      (e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.
      3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.
      4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.
      (Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

      NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

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      2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.
      (Added to NRS by 1995, 2091; A 2009, 1726)

      NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

      NRS 92A.500  Assessment of costs and fees in certain legal proceedings.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

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      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.
      6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.
      (Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

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EXHIBIT IV

CERTIFICATE OF

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

iMEDICOR, INC.

The undersigned hereby certifies as follows:

1.
He is the duly elected President of iMedicor, Inc., a Nevada Corporation (the "Corporation").

2.
The Articles of Incorporation of the Corporation were filed with the Nevada Secretary of State on November 2, 1992. The Articles of Incorporation provided that the name of the corporation was E & M Management, Inc.

3.
On July 24, 2009 the Corporation filed a Certificate of Amendment of the Corporation's Articles of Incorporation changing the name of the Corporation to iMedicor, Inc.

4.
On March 1, 2017 upon the recommendation of the Board of Directors of the Corporation, these Amended and Restated Articles of Incorporation were adopted and approved by the stockholders of the Corporation pursuant to Section 78.320 of the Nevada General Corporation Law. Stockholders holding shares of the Company's Common Stock were entitled to vote on these Amended and Restated Articles of Incorporation, with adoption and approval of these Amended and Restated Articles of Incorporation requiring the affirmative vote of at least a majority of said outstanding shares of Common Stock. The holders of shares of Common Stock, constituting a majority of the votes entitled to be cast, voted in favor of the adoption and approval of these Amended and Restated Articles of Incorporation. These Amended and Restated Articles of Incorporation change the name of the Corporation from iMedicor, Inc. to iCoreConnect Inc.

5.
The Articles of Incorporation, as amended to the date of this certificate, are hereby amended and restated as follows:

ARTICLE I

The name of the Corporation is iCoreConnect Inc.

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ARTICLE II

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada, as amended from time to time. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges, which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III

3.1           Authorized Capital Stock. The aggregate number of shares of stock that the Corporation shall have authority to issue is six hundred ten million (610,000,000) shares, consisting of six hundred million (600,000,000) shares of common stock, $0.001 par value per share (the "Common Stock"), and ten million (10,000,000) shares of preferred stock, $0.001 par value per share (the "Preferred Stock").

3.2           Preferred Stock. The Corporation may have more than one class or series of Preferred Stock. The Board of Directors is vested with the authority to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock. If more than one class or series of Preferred Stock is authorized, the resolution of the Board of Directors passed pursuant to this provision of the Articles of Incorporation must prescribe a distinguishing designation for each class and series. The voting powers, designations, preferences, limitations, restrictions1 relative rights and distinguishing designation of each class or series of Preferred Stock must be described in the resolution of the Board of Directors before the issuance of that class or series.

3.3           Common Stock. Except as provided in the resolution or resolutions of the Board of Directors creating any class or series of Preferred Stock, each share of Common Stock issued and outstanding shall be identical in all respects, one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time such dividend is declared. Except as may be provided by law, the holder and equally all the assets and funds of the Corporation which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

3.4           Assessment of Shares. The capital stock of the Corporation, after the amount of the consideration for the issuance of shares, as determined by the Board of Directors, has been paid, is not subject to assessment to pay the debts of the Corporation and no stock issued as fully paid up may ever be assessed, and the Articles of Incorporation cannot be amended in this respect.

3.5           Registered Stockholders. Except as may be otherwise provided by statute, the Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner of such shares and of all rights derived from such shares for all purposes, and the Corporation shall not be obligated to recognize any equitable or other claim to or interest in such shares or rights on the part of any other person, including, but without limiting the generality of the term "person" to, a purchaser, pledgee, assignee or transferee of such shares or rights, unless and until such person becomes the registered holder of such shares_ The foregoing shall apply whether or not the Corporation shall have either actual or constructive notice of the claim by or the interest of such person.

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ARTICLE IV

4.1           Directors. The governing board of the Corporation shall be known as the Board of Directors, and its members shall be known as directors. The exact number of directors shall be fixed from time to time as provided in the bylaws of the Corporation.

4.2           Increase or Decrease of Directors. The minimum and maximum number of directors of the Corporation may be increased or decreased from time to time as provided in the bylaws of the Corporation.

4.3           Removal of Directors. The stockholders may remove one or more Directors, with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose or one of the purposes, of the meeting is removal of the Director or Directors. The stockholders may fill the vacancy created thereby.

4.4           Vacancies on Board of Directors. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. Except as provided in Section 4.3, t h e stockholders may fill a vacancy only if there are no Directors in office.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

In furtherance, and not in limitation of the powers confined by statute, the Board of Directors is expressly authorized as follows:

(i)           Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the Corporation.

(ii)           To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

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(iii)           By resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the bylaws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

(iv)           When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deem expedient and for the best interest of the Corporation.

ARTICLE VII

7.1           Stockholder Actions. Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a stockholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Whenever applicable corporate Jaw permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

7.2           Special Meetings of Stockholders. So long as this Corporation is a public company, special meetings of the stockholders of the Corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons other than by a person or persons who shall constitute a group for purposes of section 13(d) of the Securities Exchange Act, as amended, and who shall hold in the aggregate not less than a majority of the issued and outstanding voting power entitled to vote at a meeting called for that purpose.

7.3           Quorum for Meetings of Stockholders. Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, majority of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders.

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7.4           Location of Meetings. Meetings of the stockholders may be held outside the State of Nevada, if the bylaws so provide.

ARTICLE VIII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon, stockholders herein are granted subject to this reservation.

ARTICLE IX

9.1           Limits on Liability. No Director or, to the extent specified from time to time by the Board of Directors, officer of the Corporation will be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of dividends in violation of Section 78.300 General Corporation Law. No amendment or repeal of this Article applies to or has any effect on the liability or alleged liability of any Director or officer of this Corporation for or with respect to any acts or omissions of the Director or officer occurring prior to the amendment or repeal, except as otherwise required by law. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article shall also be deemed to be so amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law.

9.2           Limits on Indemnification. The Corporation shall indemnify its officers and directors to the full extent permitted by the laws of the State of Nevada. However, such indemnity shall not apply if the director (a) did not act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) with respect to any criminal action or proceeding, had reasonable cause to believe the director's conduct was unlawful. The Corporation shall advance expenses for such person s pursuant to the terms set forth in the bylaws, or in a separate Board of Directors resolution or contract The Corporation may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to the laws of the State of Nevada to the extent the Board of Directors deems advisable.

9.3           Authorization. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. The Board of Directors is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

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9.4           Effect of Amendment. No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE X

The books of the Corporation may be kept (subject to any provisions contained in applicable corporate law) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

ARTICLE XI

These Amended and Restated Articles of Incorporation shall become effective upon filing.

IN WITNESS WHEREOF, the undersigned, President of the Corporation, for the purpose of amending and restating the Articles of Incorporation of the Corporation, hereby makes, files and records these Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the Corporation and that the facts stated herein are true this _________ day of _____________, 2017.

iMEDICOR, INC.

x _____________________________
Robert McDermott, CEO/ President

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EXHIBIT V
iMedicor, Inc.
(VMCI.ob)

FIFTH AMENDED AND RESTATED TERM SHEET
Convertible Bridge Note Offering (the “Bridge Offering”)

February 22, 2017

ISSUER:                                          iMedicor, Inc. (the “Company”)

SECURITIES:                                 Series A 18% Convertible Promissory Notes (the “Bridge Notes”) with warrants (“Bridge Warrants”).

SIZE OF OFFERING:                     Maximum: Up to $10,000,000 best efforts

COUPON:                                        18% payable at the earlier of Maturity or Conversion.

TERM:                                              Due and payable June 30, 2017 (“Maturity Date”) unless earlier converted.

CONVERSION RIGHTS:                The Notes are exchangeable for convertible notes (“PIPE Notes”) offered by the Company in the PIPE Financing defined below or (ii) convertible into shares of common stock at any time at the option of the Bridge Note holder. The Bridge Notes (principal and accrued and unpaid interest) will be convertible at a price equal to $0.45 per share of common stock, subject to adjustment as provided below, or exchangeable for PIPE Notes as provided herein. In addition, if (i) the Company is current in filing its reports (other than reports required to be filed on Form 8-K) under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “ExchangeAct”) and (ii) the gross combined proceeds of the Bridge Offering and PIPE Financing are at least the Minimum PIPE, as defined herein, then the BridgeNotes will automatically be exchanged for PIPE Notes in the principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Bridge Notes plus (2) all accrued and unpaid interest, multiplied by (B) 111% (“Exchange Ratio”). For the purposes hereof, the PIPE Financing shall mean a private offering of securities consisting of convertible notes and warrants in the minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and accrued interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes, (the “PIPE Financing”); If the Company fails to undertake and consummate the PIPE Financing prior to the Maturity Date, the Conversion Price shall be $0.45 per share of common stock (assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis on the date of conversion. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e.,a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion).

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COLLATERAL:                                Under an Intercreditor Agreement, the Bridge Notes will be secured by a UCC Security Agreement entered into by the Company with Sonoran Pacific Resources LLP, (“Sonoran”), pari passu.with amounts owing to Sonoran.

WARRANTS:                                  Investors purchasing the Bridge Notes will receive one Bridge Warrant for every $1.00 in principal amount of Bridge Note purchased in the Bridge Offering. Each Bridge Warrant will be exercisable until December 31, 2019 to purchase one share of common stock at an exercise price equal to $1.35 per share (the “Exercise Price”), (assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares outstanding on the date of issuance of the Bridge Warrant is greater or less than 10 million, the Exercise Price shall be adjusted proportionately to equate to a Exercise Price based upon a $4.5 million pre-money valuation on a fully diluted basis (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis). The Warrants will be callable by the Company if (i) there exists a public trading market for the shares of common stock (ii) there is an effective registration statement registering for resale under the Securities Act of 1933, as amended (“Securities Act”) the shares of common stock issuable upon exercise of the Warrants ( the “Warrant Shares”) and (iii) the closing price of the common stock on a registered exchange with the Securities and Exchange Commission (“SEC”) has equaled at least 150% of the then current Exercise Price of volume for 20 of the preceding 30 trading days and has averaged 50,000 shares per day (for example, if the Exercise Price is $1.35 the warrants are callable if the stock closes above $2.02 for 20 of 30 trading days with average volume in excess of 50,000 shares per day.

USE OF PROCEEDS:                       For working capital.

PRICE PROTECTION:                     If at any time prior to the PIPE Financing the Company raises in excess of $250,000 at a lower valuation than the existing conversion price, the conversion price will be reduced to match the price of the lower valuation.

RISK FACTORS:                               An investment in the Notes involves a high degree of risk, and investors should have the financial ability to sustain the loss of their entire investment. Such Risk Factors include those included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, which are incorporated herein by this reference. In addition, investors should consider the following Risk Factors:

1.
As of the date of this Term Sheet, the Company has not filed, and is delinquent in its filing, of its Annual Report on Form 10-K for the fiscal year ended June 30, 2015, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2015. Accordingly, these delinquencies have resulted in there being no available current information regarding the Company, its business, results of operations or its financial condition; and investors will be required to make an investment decision without this material information.

2.
The proceeds of this Offering will be insufficient to meet the Company’s working capital requirements, and there can be no assurance that the PIPE Financing will be completed as currently contemplated. If the Company fails to obtain additional financing it is likely that it will have to curtail operations and perhaps cease as a going concern.

3.
Should the Company default on the Notes, the collateral securing the Notes will likely be insufficient to enable investors to recover the full amount of their investments through a foreclosure of the Company’s assets. In such an event, the amount actually recoverable upon such foreclosure is likely to be de minimus.

4.
Under the Intercreditor Agreement, all investors are agreeing to act in concert in accordance with the determination of creditors holding a majority of the outstanding principal amount secured by the UCC Security Agreement. Even assuming the sale of the Maximum $10.0 million in Notes, Sonoran Pacific Resources, LLC and its affiliates hold approximately of $5.0 in unpaid secured debt and could control the exercise of creditor rights regardless of the wishes of the investors in this Offering. Furthermore, Jerry D. Smith, the principal of Sonoran Pacific Resources, LLC, has been appointed Agent for the noteholders and may not be removed without his consent.

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Information Incorporated by Reference

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may read and copy any document we file at the Commission's Public Reference Rooms in Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. You can also obtain copies of our Commission filings by going to the Commission's website at http://www.sec.gov.

The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Memorandum, and later information that we file with the Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

(a)	The Company's Annual Report on Form 10-K for the year ended June 30, 2014, as filed with the Commission on December 9, 2015;

(b)
All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, shall be deemed to be incorporated by reference herein and to be a part of this Memorandum from the date of the filing of such reports and documents.

You may request a copy of these filings at no charge by a written or oral request to Robert McDermott, President, iMedicor, Inc., 13506 Summerport Parkway, Suite 160, Windermere, FL 34786; tel: 407-505-8934. In addition, you can obtain these filings electronically at the Commission's worldwide website at http://www.sec.gov/edgarhp/htm.

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EXHIBIT VI

THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. [2017-___] U.S. $____________

Original Issue Date: ___________

SERIES A 18% CONVERTIBLE PROMISSORY NOTE
DUE DECEMBER 31, 2016

THIS PROMISSORY NOTE is one of a series of duly authorized issue of Convertible Promissory Notes of iMEDICOR, INC., a Nevada corporation, (the “Company”), designated as its Series A 18% Convertible Promissory Notes (collectively the “Promissory Notes” or “Bridge Notes”) due on December 31, 2016 (the “Maturity Date”), in an aggregate principal amount of up to $10.0 million for all Promissory Notes.

FOR VALUE RECEIVED, the Company promises to pay to ________________________, the registered holder hereof (the "Holder"), the principal sum of _____________ 00/100 Dollars (US $_______). The principal balance of this Promissory Note shall accrue interest at the rate of 18% per annum commencing on the initial date of issuance and continuing until all principal and accrued and unpaid interest are paid in full.

The Company shall pay principal and accrued interest on or before the earlier of the Maturity Date or the date of Conversion or Exchange, as defined below.

This Promissory Note is subject to the following additional provisions.

Section 1. Collateral and Pari Passu.

(a) This Promissory Note is one of a series of Promissory Notes known as the Series A 18% Convertible Promissory Notes in an aggregate principal amount of up to $10.0 million. No payments will be made to the holder of this Promissory Note unless a proportional payment (based on outstanding principal amount) is made with respect to all other Promissory Notes of the Series. Upon liquidation, this Promissory Note will be treated in pari passu with all other Promissory Notes of the Series.

(b) The obligation of the Company to pay the Promissory Note is secured by an Intercreditor Agreement, as amended by Amendment No. 1 thereto dated December 24, 2015, between Holder and Sonoran Pacific Resources, LLP (“SPR”) pursuant to which SPR has granted to Holder a participating interest, pari passu, in a Security Agreement covering all of the tangible and intangible assets of the Company (the “Security Interest”) held by SPR and evidenced by the following UCC instruments recorded in the office of the Nevada Secretary of State:

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Initial Financing Statement: April 23, 2009 Doc.#2009010332-5
Amendment: October 28, 2010 Doc.#2010027335-3
Continuation: March 6, 2014 Doc.#2014005757-9

The foregoing Security Interest is subject to that certain Subordination Agreement between SPR and Forest Capital, LLC dated February 29, 2012 pursuant to which SPR agreed that the Security Interest would be junior to the security interest of Forest Capital, LLC in the Company’s Accounts and Inventory, and proceeds thereof.

Section 2. No Sale or Transfer. This Promissory Note may not be sold, transferred, assigned, hypothecated or divided into two or more Promissory Notes of smaller denominations except to the extent such sale, transfer, assignment, hypothecation or division is in compliance with federal and applicable state securities laws, the compliance with which must be established to the reasonable satisfaction of the Company.

Section 3.                      Limitations on Debt. Until all Promissory Notes issued in this Series are repaid in full or converted into shares of Common Stock in accordance with their terms, the Company may not create, incur, assume, or suffer to exist any other indebtedness, except for Indebtedness that is subordinated to the Promissory Notes or indebtedness incurred in the ordinary course of business.

Section 4.
(a)
“Event of Default” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)
Any default in the payment of the principal of this Promissory Note as and when the same shall become due and payable, (whether on the Maturity Date or by acceleration or otherwise);

(ii)
The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Promissory Note, the Security Agreement or any other agreement between the Company and the holder hereof, and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given, in writing to the Company;

(iii)
The Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a “custodian” (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt;or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of all of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

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(b)           Remedies. The Holder, together with all other holders of Promissory Notes based on a majority vote by principal amount of the Holders of all Promissory Notes (a “Majority of the Holders”), may declare a default under Section 4(a)(i) upon not less than twenty (20) days’ prior written notice to the Company. If the Company fails to cure an Event of Default within such period (or if the cure cannot be reasonably completed within such period, commence the cure of the Event of Default and diligently pursue such cure), then the principal amount hereof shall accrue interest at the rate of 25% per annum and a Majority of the Holders may:

(i)
Declare all amounts due under the Promissory Notes immediately due and owing and exercise all rights with respect thereto under the Security Interest or permitted by law;

(ii)
Apply to a court in Arizona that has competent jurisdiction over the Company for the appointment of a receiver to manage the assets and operations of the Company;

(iii)
Assert any other remedy available at law or in equity.

           Section 5. Prepayment. The Company may prepay this Promissory Note in whole or in part at any time prior to the Maturity Date upon not less than fifteen (15) days’ prior written notice to the Holder. If less than all of the Promissory Notes are paid in whole then all Promissory Notes shall be paid to Holders pro rata based upon the outstanding principal amounts of the Promissory Notes.

Section 6.
Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Florida are authorized or required by law or other government action to close.

“Company” means iMedicor, Inc., a Nevada corporation.

“Conversion Amount” shall mean the total of unpaid principal and accrued but unpaid interest at the date such amount is determined.

“Conversion Price” shall mean the Exchange Ratio by which the Notes, (including outstanding principal and accrued and unpaid interest), will be exchanged for PIPE Notes sold by the Company in the next round of financing consisting of a private offering of securities consisting of convertible notes and warrants in the minimum amount of the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and unpaid interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes, (the “PIPE Financing”); provided, however, if the Company fails to undertake and consummate a PIPE Financing within such period of time, the Conversion Price shall be $0.45 per share (assuming the Company on the date of conversion has 10 million shares issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion). Further, if at any time prior to completing the PIPE Financing the Company raises more than $250,000 at an effective valuation per share that is less than the Conversion Price, the Conversion Price will be reduced to an amount equal to the lower price.

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“Conversion Rights” shall mean the Notes are exchangeable for convertible notes (“PIPE Notes”) offered by the Company in the PIPE Financing defined below or (ii) convertible into shares of common stock at any time at the option of the Bridge Note holder. The Bridge Notes (principal and accrued and unpaid interest) will be convertible at a price equal to $0.45 per share of common stock, subject to adjustment as provided below, or exchangeable for PIPE Notes as provided herein. In addition, if (i) the Company is current in filing its reports (other than reports required to be filed on Form 8-K) under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the gross combined proceeds of the Bridge Offering and PIPE Financing are at least the Minimum PIPE, as defined herein, then the Bridge Notes will automatically be exchanged for PIPE Notes in the principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Bridge Notes plus (2) all accrued and unpaid interest, multiplied by (B) 111% (“Exchange Ratio”). For the purposes hereof, the PIPE Financing shall mean a private offering of securities consisting of convertible notes and warrants in the minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and accrued interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes, (the “PIPE Financing”); If the Company fails to undertake and consummate the PIPE Financing prior to the Maturity Date, the Conversion Price shall be $0.45 per share of common stock (assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis on the date of conversion. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion).

 “Conversion Shares” shall mean the PIPE Notes sold by the Company in the PIPE Financing; and in the absence of a PIPE Financing, the shares of common stock issued or issuable upon conversion of the Promissory Notes.

“Exchange Ratio” means the ratio at which the Bridge Notes that will be exchanged for PIPE Notes in the principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Bridge Notes plus (2) all accrued and unpaid interest as of the date of the exchange, multiplied by (B) 111%.

“Holder” means any Person who is a registered holder of this Promissory Note as listed in the books of the Company.

“Majority of the Holders” is as defined in Section 4(b).

“Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is any registered exchange, the last reported sale price, on such Trading Day for which determination is made as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the closing prices (or, if no closing price, the closing bid price) on such Trading Day as set forth by Nasdaq or any other registered exchange or the OTC Bulletin Board (whichever is the principal market for the Company’s common stock) as reported at http://finance.yahoo.com or, (iii) if the security is not quoted on Nasdaq or other registered exchange or the OTC Bulletin Board, the average bid and asked price as set forth on www.pinksheets.com or (if not available) in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or bid price, as the case may be, on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

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“Material Adverse Effect” means a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company taken as a whole.

“Maturity Date” means the date defined in the first paragraph or (if earlier) the date of any prepayment or acceleration.

“Original Issue Date” shall mean the date this Promissory Note is purchased by the initial holder.

“Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“PIPE Financing” means the sale by the Company of equity securities without registration under the Securities Act of 1933, as amended, consisting of a private offering of securities consisting of convertible notes and warrants in the minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and accrued interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes.

“Trading Day” means a day in which the market on which shares of the Company’s common stock are principally traded is open for trading, whether or not any shares of the Company’s common stock are actually traded on that day.

Section 7.
Conversion and Exchange.

a.
Voluntary Conversion. At any time before this Promissory Note has been paid, upon written notice to the Company, the Holder may convert the Conversion Amount into Conversion Shares determined by dividing the Conversion Amount by the Conversion Price.

b.
Mandatory Automatic Exchange. Provided that the Company has filed all reports (other than reports required to be filed on Form 8-K) required to be filed under Section 13(a) of the Securities Exchange Act of 1934, as amended, the Conversion Amount shall automatically be exchanged for PIPE Notes at the Exchange Ratio in the event the Company consummates the PIPE Financing within the time required.
              c.
Limitation on Conversion. Notwithstanding any other provision hereof, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company’s Common Stock or (iii) for a Holder who is immediately prior to the conversion of this Promissory Note the beneficial owner of five percent or more of the issued and outstanding shares of the Company’s Common Stock) shall the Holder be entitled to convert any portion of this Promissory Note, or shall the Company have the obligation to convert such Promissory Note (and the Company shall not have the right to pay interest hereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of interest, the sum of (1) the number of shares of Common Stock beneficially owned by theHolder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Promissory Notes or other convertible securities or of the unexercised portion of warrants or otherrights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Promissory Notes with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Promissory Note, further agrees that if the Holder transfers or assigns any of the Promissory Notes to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee’s or assignee’s specific agreement to be bound by the provisions of this Section 7(c) as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Promissory Note. . The provisions of this paragraph 7(c)(i) shall not apply to any Holder who, without regard to this Note and the underlying Conversion Shares is at the time the beneficial owner, within the meaning of Rule 13d-3) of 5% or more of the Company’s issued and outstanding shares of common stock, (ii) can be waived by agreement of the Company and the Holder, and (iii) shall terminate in the event the provisions of paragraph 7(b) regarding mandatory automatic conversion are triggered and become operative.

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d.
Manner of Conversion.
Voluntary conversion provided for in paragraph 7(a) above shall be effectuated by faxing a Notice of Conversion (as defined below) to the Company as provided in this paragraph. The Notice of Conversion shall be executed by the Holder of this Promissory Note and shall evidence such Holder's intention to convert this Promissory Note or a specified portion hereof in the form annexed hereto as Exhibit A. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which this Promissory Note shall be deemed to be converted (the "Conversion Date") shall be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company and that it is received by the Company, provided that, if such conversion would convert the entire remaining principal of this Promissory Note, the Holder shall deliver to the Company the original Promissory Notes being converted no later than five (5) business days thereafter. Email delivery of the Notice of Conversion shall be accepted by the Company at rmcdermott@imedicor.com. Certificates representing Common Stock upon conversion (“Conversion Certificates”) will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder’s address for notices as contemplated by the Subscription Agreement or a different address), via express courier, by electronic transfer or otherwise, as provided in Section 8(e)(iii) below, and, if interest is paid by the Company issuing to the Holder Common Stock, the Interest Payment Date shall be the date of Conversion. The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 8(d) on the Conversion Date.

e.
Nature of Common Stock Issued.

(i) When issued upon conversion of the Promissory Notes pursuant to Section 7(a) or (b) hereof, the Conversion Shares will be legally and validly issued, fully-paid and non-assessable.

(ii) Upon any conversion, this Promissory Note will be deemed cancelled and of no further force and effect, representing only the right to receive the Conversion Shares, regardless whether the Holder delivers this Promissory Note to the Company for cancellation.

(iii)           As soon as possible after a conversion has been effected (and subject to the Holder having returned the Promissory Note to the Company for cancellation), the Company will deliver to the converting holder a certificate or certificates representing the Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iv)           The issuance of certificates for shares of Conversion Shares will be made without charge.

(v)           The Company will not close its books against the transfer of the Conversion Shares issued or issuable in any manner which interferes with the conversion of this Promissory Note.

f.
Conversion Price Dilution Adjustment. In order to prevent dilution of the conversion rights granted under this Section, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 7f.

(i)           If the Company at any time subdivides (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of common stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

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(ii)           In the event of a judicial or non-judicial dissolution of the Company, the conversion rights and privileges of the Holder shall terminate on a date, as fixed by the Board of Directors of the Company, not more than 45 days and not less than 30 days before the date of such dissolution. The reference to shares of Common Stock herein shall be deemed to include shares of any class into which said shares of common stock may be changed.

(iii)           Adjustment for Dividends. In the event the Company shall make or issue, or shall have issued, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or the distribution (other than a distribution otherwise provided for herein) payable in (a) securities of the Company other than shares of common stock or (b) assets (including cash paid or payable out of capital or capital surplus or surplus created as a result of a revaluation of property, but excluding the cumulative dividends payable with respect to an authorized series of Preferred Stock), then and in each such event provision shall be made so that the holders of Promissory Notes shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Promissory Notes been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to Holders.

(iv)           Adjustment for Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Promissory Notes shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise then and in each such event the holder of the Promissory Notes shall have the right thereafter to convert such Promissory Notes and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Promissory Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(v)           Adjustment of Number of Shares. Anything in this Certificate to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or convertible securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

(vi)           No Adjustment for Small Amounts. Anything in this paragraph to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Conversion Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Conversion Price by at least one cent, such change in the Conversion Price shall thereupon be given effect.

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Section 8.
No Impairment. Except as expressly provided herein, no provision of this Promissory Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Promissory Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Promissory Note is a direct obligation of the Company.

Section 9.
No Rights as a Shareholder. This Promissory Note shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings.

Section 10.
No recourse shall be had for the payment of the principal of, or the interest on, this Promissory Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Section 11.
All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Promissory Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

Section 12.
The Holder of this Promissory Note, by acceptance hereof, agrees that this Promissory Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Promissory Note or the shares of Common Stock issuable upon conversion hereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

Section 13.
The Promissory Notes will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Promissory Notes of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

Section 14.
The Company shall be entitled to withhold from all payments of principal of, and interest on, this Promissory Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and the Holder shall execute and deliver all required documentation in connection therewith.

Section 15.
This Promissory Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Subscription Agreement. In the event of any proposed transfer of this Promissory Note, the Company may require, prior to issuance of a new Promissory Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Promissory Note, the Company and any agent of the Company may treat the person in whose name this Promissory Note is duly registered on the Company's Promissory Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Promissory Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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Section 16.
Mutilated, Lost or Stolen Promissory Notes. If this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Promissory Note, or in lieu of or in substitution for a lost, stolen or destroyed Promissory Note, a new Promissory Note for the principal amount of this Promissory Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Promissory Note, and of the ownership hereof, and adequate indemnity, if requested, all reasonably satisfactory to the Company.

Section 17.
Governing Law. This Promissory Note shall be governed by and construed in accordance with the laws of the State of Arizona. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of Scottsdale, Arizona, or the state courts of the State of Arizona sitting in Scottsdale, Arizona in connection with any dispute arising out of or in connection with this Promissory Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Promissory Note.

Section 18.
Waiver of Jury Trial; No Other Waivers. The Company and the Holder hereby waive the right to a trial by jury in any action, proceeding or counterclaim in respect of any matter arising out or in connection with this Promissory Note. Any waiver by the Company or the Holder of a breach of anyprovision of this Promissory Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Promissory Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Promissory Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Promissory Note. Any waiver must be in writing.

Section 19.
Severability. If any provision of this Promissory Note is invalid, illegal or unenforceable, the balance of this Promissory Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

Section 20.
Obligations Due on a Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

iMEDICOR, INC., a Nevada corporation

By:________________________________
 Robert McDermott, President

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NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into securities of iMedicor, Inc., a Nevada corporation (the “Company”) according to the terms of the Series A 18% Convertible Note of the Company registered in the name of the undersigned (the “Note”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. The original certificate evidencing the Note is delivered herewith (or evidence of loss, theft or destruction thereof).

The undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes for the number of business days such issuance and delivery is late.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:___________________________

Applicable Conversion Price:____________________

Number and Kind of Securities to be Issued Pursuant to
Conversion of the Notes:___________________

Signature:___________________________________

Name:______________________________________

Address:____________________________________

___________________________________________

SS or Tax I.D. No.____________________________

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EXHIBIT VII

EXECUTION COPY

CONVERSION AGREEMENT

CONVERSION AGREEMENT (this “Agreement”), dated November 7, 2016 among iMEDICOR, Inc., a Nevada corporation formerly known as Vemics, Inc. (the “Company”), and the undersigned holder (the “Holder”) of a Series A 18% Convertible Promissory Note in the principal amount set forth below the Holder’s signature to this Agreement, as amended by the Amendment dated December 24, 2015 (the “Bridge Note”).

BACKGROUND

WHEREAS, the Company issued the Bridge Note to the Holder on the Original Issue Date.

WHEREAS, the Bridge Note was due and payable in full on or before June 30, 2016, but neither any of the principal nor any of the interest payable with respect to the Bridge Note has been paid and interest on the principal of the Bridge Note continues to accrue at the rate of 18% per annum.

WHEREAS, the Company has entered into a Recapitalization Agreement dated as of November 1, 2016 (the “Recapitalization Agreement”, a copy of which is attached to this Agreement) with persons who are the owners of record of shares of the capital stock of the Company and/or the holders of indebtedness convertible into shares of capital stock of the Company, pursuant to which the Company shall be recapitalized upon the terms and provisions of the Recapitalization Agreement (the “Recapitalization”) on such date as the Company in its sole discretions shall designate in a written notice to all of the parties to the Recapitalization Agreement (the “Recapitalization Date”).

WHEREAS, the Company entered into a Letter Agreement dated as of October 31, 2016 with GVC Capital LLC (“GVC”) pursuant to which the Letter Agreement between the Company and GVC dated November 12, 2015 and all of their respective obligations thereunder, including but not limited to their respective obligations with respect to a proposed private offering by the Company of the Company’s securities (a “PIPE Financing”) were terminated effective as of October 31, 2016.

WHEREAS, the Holder desires to convert the Bridge Note into shares of Common Stock of the Company, and the Company desires that the Holder convert the Bridge Note into shares of Common Stock of the Company, at a price equal to $0.45 per share of Common Stock immediately following the Recapitalization of the Company on the Recapitalization Date and otherwise on the terms and conditions set forth in the Bridge Note.

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NOW, THEREFORE, in consideration of the premises and the promises made herein, and in consideration of the representations, warranties, covenants and agreements herein contained, intending to be legally bound, the parties to this Agreement hereby agree as follows:

1. Definitions. Except as otherwise provided in this Agreement, the terms used herein shall have the meanings thereof as defined in the Bridge Note or the Recapitalization Agreement, as the case may be.

2. Conversion of Bridge Note. On the Recapitalization Date immediately following the Recapitalization, the Bridge Note shall be converted into shares of Common Stock of the Company at a price equal to $0.45 per share of Common Stock, subject to adjustment as provided in the Bridge Note (the “Conversion”). The shares of Common Stock to be issued by the Company upon the Conversion shall be issued to the Holder in the name of the Holder.

3. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

3.1           Power and Authorization. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and has the requisite power and authority necessary to enter into this Agreement and to carry out its obligation hereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate proceeding on the part of the Company is necessary to authorize the execution and delivery of this Agreement or the Conversion or any of the other transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of the Company and is a legal valid and binding obligation of the Company and enforceable against the Company in accordance with its terms.

3.2           No Violation. Neither the execution, delivery nor performance of this Agreement nor the consummation of the Recapitalization or any of the transactions contemplated hereby (i) will violate or conflict with the Articles of Incorporation or By-Laws of the Company, (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which the Company is a party or by which the Company is bound or to which any property or asset of the Company is subject or (iii) is prohibited by or requires the Company to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or Government Entity or of any other person.

3.3           No Litigation. There are no actions, suits, proceedings or, to the best of the Company's knowledge, investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, involving the Company or any of its properties or assets that (i) questions the validity of this Agreement or the Recapitalization or any of the transactions provided for or contemplated hereby or (ii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by the Company under this Agreement.

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4.           Covenants, Representations and Warranties of the Holder. The Holder hereby covenants, represents and warrants to the Company as follows:

4.1           Power and Authorization. The Holder, if the Holder is an entity, is duly organized, validly existing and in good standing under the Laws of the jurisdiction under which it is organized or formed and has the requisite power and authority necessary to enter into this Agreement and to carry out its obligation hereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by its board of directors or other governing body, as applicable, and no other proceeding on the part of the Holder is necessary to authorize the execution and delivery of this Agreement or any of the other transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of the Holder, and is a legal valid and binding obligation of the Holder, and is enforceable against the Holder in accordance with its terms.

The Holder is not an entity, has the requisite power authority and capacity to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and delivered on behalf of the Holder, and is a legal valid and binding obligation of the Holder, and enforceable against the Holder in accordance with its terms.

4.2           No Violation. Neither the execution, delivery nor performance of this Agreement nor the consummation of any of the transactions contemplated hereby (i) will violate or conflict with the Certificate of Incorporation or By-Laws if the Holder is an entity, (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to the Holder is a party or by which the Holder is bound or to which any property or asset of the Holder is subject or (iii) is prohibited by or requires the Holder to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or Government Entity or of any other person.

4.3           No Litigation. There is no action, suit, proceeding or, to the knowledge of the Holder, investigation, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, involving the Holder or any of their respective properties or assets that (i) questions the validity of this Agreement, the Recapitalization or any of the transactions contemplated hereby or (ii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by the Company or the Holder under this Agreement.

4.4           Surrender of Certificates. On and after the Conversion, the Holder acknowledges and agrees that any documentation representing the Bridge Note shall represent thereafter only the right of the Holder to receive the number of shares of Common Stock issuable upon the Conversion.

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4.5           Waiver. By signing this Agreement, the Holder shall be deemed to have waived any and all rights, entitlements, claims, demands or interests which the Holder may have had by virtue of having been the beneficial owner of the Bridge Note, save and except for the right to receive a certificate representing the shares of Common Stock issuable upon the Conversion.

4.6           Release. By signing this Agreement, but effective as of the consummation of the Conversion in accordance with the terms hereof, the Holder shall be deemed to have unconditionally and irrevocably released, acquitted and forever discharged the Company together with its officers, directors, stockholders, agents, bankers, representatives, note holders, attorneys and investment bankers, together with their respective affiliates and agents, both past and present, from any claim, demand, obligation or liability, direct or indirect, known or unknown, arising from any act or omission from the beginning of time up to the Conversion (a "Claim") except as hereinafter provided in this Section 4.6. Without limiting the generality of the foregoing, it is understood that this release shall include any Claim arising from any statement or representation, verbal or written, and any act or omission made in connection with any offer or sale of any security. However, notwithstanding anything in this Agreement to the contrary, none of Jerry D. Smith, JD Investments, Inc. or Sonoran Pacific Resources, Inc. or any of their affiliates shall be deemed to have released, acquitted or discharged the Company with respect to any claim that it may now or at any time hereafter have, including only any claim or right under any applicable security agreement or security interest that, as of the date of this Agreement, relates to:

(i)
the line of credit in the amount of $500,000 extended to the Company by Western State Bank that has been guaranteed by Jerry D. Smith and the security agreements and other documentation executed with respect thereto, and

(ii)
The financing in an amount of $155,000 provided to the Company by Genesis Finance Corporation that has been guaranteed by Jerry D. Smith and the security agreements and other documentation executed with respect thereto.

4.7           Information. The Holder has been provided with information and materials concerning the subject matter of this Agreement and the transactions provided for herein or contemplated hereby. In addition, each such person has had access to the Company's reports and information filed with the SEC (the "SEC Documents"). The information and materials provided by the Company and the SEC Documents are referred to herein as the "Disclosure Materials." Each such person has carefully reviewed and is familiar with all of the information contained in the Disclosure Materials. Each such person has been given access to full and complete information regarding the Company and has utilized such access to such person's satisfaction for the purpose of obtaining such information regarding the Company as such person has reasonably requested; and, particularly, each such person has been given a reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement, including the Conversion and the shares of Common Stock issuable upon the Conversion and to obtain any and all additional information related thereto, to the extent reasonably available. Each such person has relied on nothing other than the Disclosure Materials (including any exhibits thereto) in deciding whether to execute this Agreement. Except as set forth in the Disclosure Materials, no representations or warranties have been made to any such person by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

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Each such person, in reaching a decision to execute this Agreement, has such knowledge and experience in financial and business matters that such person is capable of reading and interpreting financial statements and evaluating the merits and risks of the covenants, representations and warranties contained herein and has the net worth to undertake such risks.

4.8           Risk Factors Applicable to the Holder. The Holder acknowledges that the Holder will be subject to substantial risks as a result of the Conversion, including the following:

4.8.1                      The Holder acknowledges that the Holder has certain rights as a holder of the Bridge Note (“Bridge Note Rights"), including, without limitation:

(i)
the right to accrue and collect interest on the principal balance of the Bridge Note; and

(ii)
upon a default by the Company in its obligation to repay certain indebtedness of the Company, the right to foreclose upon the assets of the Company, compel a liquidation of those assets and collect the proceeds from such liquidation senior to the holders of all indebtedness of the Company subordinated to the Bridge Note and preferred and common equity.

and, by agreeing to convert the Bridge Note into shares of Common Stock in accordance with the terms of this Agreement, the Holder will lose the Holder’s Bridge Note Rights and will possess only those rights of all other holders of Common Stock, including, without limitation:

(i)
Voting Rights. The holders of Common Stock are entitled to one vote per share on all matters. The Common Stock does not have cumulative voting rights.

(ii)
Dividends. Each share of Common Stock has an equal and ratable right to receive dividends to be paid from the assets legally available therefor when, as and if declared by the Board. The Company does not anticipate paying cash dividends on the Common Stock in the foreseeable future.

(iii)
Liquidation. In the event the Company is dissolved, liquidated or wound up, the holders of Common Stock are entitled to share equally and ratably in the assets available for distribution after payments are made to the Company's creditors and to the holders of any outstanding stock ranking senior to the Common Stock, including any that the Company may designate and issue in the future with liquidation preferences greater than those of the Common Stock.

(iv)
Other. The holders of shares of Common Stock have no preemptive, subscription or redemption rights and are not liable for further calls or assessments. All of the outstanding shares of Common Stock issued upon the Conversion will be fully paid and non-assessable.

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4.8.2                      The Holder has certain rights and preferences applicable to the Bridge Note, including, without limitation, the right to convert the Bridge Note into shares of Common Stock. By executing this Agreement and converting the Bridge Note into shares of Common Stock, the Holder will possess only the rights of a holder of Common Stock.

4.8.3                      Implementation of this Agreement will result in the conversion of the Bridge Note into a substantial number of shares of Common Stock. The public trading market for the Common Stock is sporadic and highly illiquid. Future sales of substantial amounts of the Common Stock in the public market, or the perception that such sales might occur, could cause the market price of the Common Stock to decline and could impair the value of an investment in the Common Stock and the Company’s ability to raise equity capital in the future.

This Agreement will result in an immediate and substantial increase in the number of shares of Common Stock issued and outstanding. The sale of some portion of this additional Common Stock by the holders thereof, or even the appearance that such holders may make such sales, may limit the market for the Common Stock or depress any trading market volume and price before other investors are able to sell any of their Common Stock. There is a substantial risk that the Holder will not be able to sell any of the Holder’s Common Stock in a timeframe and/or at prices that would permit the recovery of the Holder’s investment.

5.
Miscellaneous.

5.1           Assurance of Further Action. From time to time after the Conversion, at the Company's expense, the Holder shall execute and deliver, or cause to be executed and delivered, to the Company such further instruments or other documents or take such other actions as the Company may reasonably request in order to consummate the Conversion and the other transactions contemplated hereby.

5.2          Expenses. Whether or not the Conversion is consummated, except as otherwise provided in the documents relating to the Conversion, each of the Parties shall pay all of its own legal and accounting fees and other expenses, taxes, debts, liabilities and obligations incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

5.3           Waiver. The Parties may by written agreement, (i) extend the time for or waive or modify the performance of any of the obligations or other acts of the Parties or (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement.

5.4           Notices. All notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class certified mail postage prepaid addressed as follows: if to the Company, to iMedicor, Inc., 13506 Summerport Village Parkway, Suite 160, Windermere FL, 34786, Attention: Robert McDermott, President and Chief Executive Officer (with a copy to Samuel B. Fortenbaugh III, Esq., 45 Rockefeller Plaza, Suite 2000, New York, New York 10111); if to the Holder, to the address set forth below the signature of the Holder on the signature page of this Agreement; or to such other address as may have been furnished in writing to the party giving the notice by the Party to whom notice is to be given.

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5.5           Entire Agreement. This Agreement embodies the entire agreement among the Parties and there have been and are no agreements, representations or warranties, oral or written among the Parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the Parties.

5.6           Rights Under this Agreement; No assignability. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and assigns, but shall not be assignable by any Party without the prior written consent of the other Party. Nothing contained in this Agreement is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.7           Governing Law. This Agreement and the rights and duties of the Parties hereto shall be governed by and construed in accordance with the laws of the State of Florida. The Parties hereby irrevocably submit to the jurisdictions of the courts of the States of Arizona and Florida and the federal courts of the United States of America located in the States of Arizona and Florida in respect of all matters that arise out of or are related to this Agreement or the documents referred to in or contemplated by this Agreement and the transactions contemplated hereby and thereby and hereby waive, and agree not to assert, as a defense in any action for the interpretation or enforcement hereof or of anysuch document, that it is not subject thereto or that such action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action shall be heard and determined in such Arizona or Florida state or federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action in the manner provided in this Section 5.7 or in such other matter as may be permitted by law shall be valid and sufficient service thereof.

5.8           Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMUTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9           Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction specified in Section 5.7, this being in addition to any other remedy to which they are entitled at law or in equity.

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5.10                      Headings: References to Sections, Exhibits and Schedules. The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to sections of and exhibits and schedules to this Agreement.

5.11                      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

5.12                      Certain Rights. In the event the Conversion does not occur as set forth here therein, the Holder shall not be deemed to have waived or released any rights.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK —

SIGNATURE PAGES FOLLOW

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

iMEDICOR, INC.

By:
Robert McDermott President

HOLDER OF BRIDGE NOTE

Entity

__
____________________________

(Name of Entity)
(Date)

By:
_________________________________

Name:

Title:
Or Individual

___________________________________
___________________________

(Name)
(Date)

Bridge Note Held:

Principal Amount:
$____________________

Original Issue Date:
_____________________

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EXHIBIT VIII

iMedicor, Inc.
(VMCI.ob)

TERM SHEET
Series B Convertible Bridge Note Offering
(the “Bridge Offering”)

MAY 1, 2017
ISSUER:	iMedicor, Inc. (the “Company”)

SECURITIES:	Series B Convertible Bridge Notes (the “Series B Bridge Notes”) with warrants (the “Series B Bridge Warrants”).

SIZE OF OFFERING:	Maximum: Up to $4,000,000 Series B Bridge Notes best efforts

COUPON:	None.

TERM:	Due and payable December 31, 2017 (“Maturity Date”) unless earlier converted.

CONVERSION RIGHTS:
The Series B Bridge Notes are (i) convertible into shares of common stock at any time at the option of the Series B Bridge Note holder or (ii) convertible into shares of common stock at any time after the Recapitilization of the Company at the option of the Company. The Series B Bridge Notes will be convertible at a price (the “Conversion Price”) equal to $0.45 per share of common stock, assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis immediately following the Recapitilization of the Company pursuant to the Recapitalization Agreement. If the Company’s fully diluted shares outstanding immediately following the Recapitilization of the Company pursuant to the Recapitalization Agreement is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis immediately following the Recapitilization of the Company pursuant to the Recapitalization Agreement (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis immediately following the Recapitilization of the Company pursuant to the Recapitalization Agreement).

COLLATERAL:
Under an Intercreditor Agreement, the Series B Bridge Notes will be secured by a UCC Security Agreement entered into by the Company with Sonoran Pacific Resources, LLP (“Sonoran”), pari passu.with amounts owing to Sonoran.

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WARRANTS:
Investors purchasing the Series B Bridge Notes will receive one Series B Bridge Warrant for every $1.00 in principal amount of Series B Bridge Note purchased in the Bridge Offering. Each Series B Bridge Warrant will be exercisable until December 31, 2019 to purchase one share of common stock at an exercise price equal to $1.35 per share (the “Exercise Price”), assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis immediately following the Recapitilization of the Company pursuant to the Recapitalization Agreement. If the Company’s fully diluted shares outstanding immediately following the Recapitilization of the Company pursuant to the Recapitalization Agreement is greater or less than 10 million, the Exercise Price shall be adjusted proportionately to equate to an Exercise Price based upon a $4.5 million pre-money valuation on a fully diluted basis (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis). The Warrants will be callable by the Company if (i) there exists a public trading market for the shares of common stock, (ii) there is an effective registration statement registering for resale under the Securities Act of 1933, as amended (“Securities Act”), the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”) and (iii) the closing price of the common stock on a registered exchange with the Securities and Exchange Commission (“SEC”) has equaled at least 150% of the then current Exercise Price for 20 of the preceding 30 trading days and its volume has averaged 50,000 shares per day (for example, if the Exercise Price is $1.35 the warrants are callable if the stock closes above $2.02 for 20 of 30 trading days with average volume in excess of 50,000 shares per day.

USE OF PROCEEDS:	For working capital.

PRICE PROTECTION:
If at any time prior to the Recapitilization of the Company the Company raises in excess of $250,000 at a lower valuation than the existing conversion price, the conversion price will be reduced to match the price of the lower valuation.

RISK FACTORS:
An investment in the Series B Bridge Notes involves a high degree of risk, and investors should have the financial ability to sustain the loss of their entire investment. Such Risk Factors include those included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, which are incorporated herein by this reference. In addition, investors should consider the following Risk Factors:

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1.
As of the date of this Term Sheet, the Company has not filed, and is delinquent in its filing, of its Annual Reports on Form 10-K for the fiscal years ended June 30, 2015 and June 30, 2016 and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2015, December 31, 2015, March 31, 2016, September 30, 2016, December 31, 2016 and March 31, 2017. Accordingly, these delinquencies have resulted in there being no available current information regarding the Company, its business, results of operations or its financial condition; and investors will be required to make an investment decision without this material information.

2.
The proceeds of this Offering may be insufficient to meet the Company’s working capital requirements, and there can be no assurance that the Company can obtain additional financing. If the Company fails to obtain additional financing it is likely that it will have to curtail operations and perhaps cease as a going concern.

3.
Should the Company default on the Series B Bridge Notes, the collateral securing the Series B Bridge Notes will likely be insufficient to enable investors to recover the full amount of their investments through a foreclosure of the Company’s assets. In such an event, the amount actually recoverable upon such foreclosure is likely to be de minimus.

4.
Under the Intercreditor Agreement, all investors are agreeing to act in concert in accordance with the determination of creditors holding a majority of the outstanding principal amount of the Series B Bridge Notes and the Serie A 18% Promissory Notes secured by the UCC Security Agreement. Even assuming the sale of the maximum $4.0 million in Series B Bridge Notes, Sonoran Pacific Resources, LLC and its affiliates hold approximately of $5.0 in unpaid secured debt and could control the exercise of creditor rights regardless of the wishes of the investors in this Offering. Furthermore, Jerry D. Smith, the principal of Sonoran Pacific Resources, LLC, has been appointed Agent for the noteholders and may not be removed without his consent.

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Information Incorporated by Reference

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may read and copy any document we file at the Commission's Public Reference Rooms in Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. You can also obtain copies of our Commission filings by going to the Commission's website at http://www.sec.gov.

The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Memorandum, and later informationthat we file with the Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

(a)	The Company's Annual Report on Form 10-K for the year ended June 30, 2014, as filed with the Commission on December 9, 2015;

(b)
All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, shall be deemed to be incorporated by reference herein and to be a part of this Memorandum from the date of the filing of such reports and documents.

You may request a copy of these filings at no charge by a written or oral request to Robert McDermott, President, iMedicor, Inc., 13506 Summerport Parkway, Suite 160, Windermere, FL 34786; tel: 407-505-8934. In addition, you can obtain these filings electronically at the Commission's worldwide website at http://www.sec.gov/edgarhp/htm.

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EXHIBIT IX

THIS CONVERTIBLE BRIDGE NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. [2017-___]	U.S. $____________

Original Issue Date: ___________

SERIES B CONVERTIBLE BRIDGE NOTE
DUE DECEMBER 31, 2017

THIS BRIDGE NOTE is one of a series of duly authorized issue of Convertible Bridge Notes of iMEDICOR, INC., a Nevada corporation, (the “Company”), designated as its Series B Convertible Bridge Notes (collectively the “Bridge Notes”) due on December 31, 2017 (the “Maturity Date”), in an aggregate principal amount of up to $4.0 million for all Bridge Notes.

FOR VALUE RECEIVED, if the Bridge Note shall not have been earlier converted into Conversion Shares as provided in Section 7 of this Bridge Note, the Company promises to pay to ________________________, the registered holder hereof (the "Holder"), on the Maturity Date, the principal sum of _____________ 00/100 Dollars (US $_______). The principal balance of this Bridge Note shall not accrue any interest.

This Bridge Note is subject to the following additional provisions.

Section 1. Collateral and Pari Passu.

(a)           This Bridge Note is one of a series of Bridge Notes known as the Series B Convertible Bridge Notes in an aggregate principal amount of up to $4.0 million. No payments will be made to the holder of this Bridge Note unless a proportional payment (based on outstanding principal amount) is made with respect to all other Bridge Notes of the Series. Upon liquidation, this Bridge Note will be treated in pari passu with all other Bridge Notes of the Series.

(b)           The obligation of the Company to pay the Bridge Note is secured by an Intercreditor Agreement, as amended by Amendment No. 1 thereto dated December 24, 2015, between Holder and Sonoran Pacific Resources, LLP (“SPR”) pursuant to which SPR has granted to Holder a participating interest, pari passu, in a Security Agreement covering all of the tangible and intangible assets of the Company (the “Security Interest”) held by SPR and evidenced by the following UCC instruments recorded in the office of the Nevada Secretary of State:

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Initial Financing Statement:	April 23, 2009	Doc.#2009010332-5
Amendment:	October 28, 2010	Doc.#2010027335-3
Continuation:	March 6, 2014	Doc.#2014005757-9

The Security Interest is subject to that certain Subordination Agreement between SPR and Forest Capital, LLC dated February 29, 2012 pursuant to which SPR agreed that the Security Interest would be junior to the security interest of Forest Capital, LLC in the Company’s Accounts and Inventory, and proceeds thereof.

Section 2.    No Sale or Transfer. This Bridge Note may not be sold, transferred, assigned, hypothecated or divided into two or more Bridge Notes of smaller denominations except to the extent such sale, transfer, assignment, hypothecation or division is in compliance with federal and applicable state securities laws, the compliance with which must be established to the reasonable satisfaction of the Company.

Section 3.    Limitations on Debt. Until all Bridge Notes issued in this Series are repaid in full or converted into shares of Common Stock in accordance with their terms, the Company may not create, incur, assume, or suffer to exist any other indebtedness, except for Indebtedness that is subordinated to the Bridge Notes or indebtedness incurred in the ordinary course of business.

Section 4.    (a)    “Event of Default” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)
Any default in the payment of the principal of this Bridge Note as and when the same shall become due and payable, (whether on the Maturity Date or by acceleration or otherwise);

(ii)
The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Bridge Note, the Security Agreement or any other agreement between the Company and the holder hereof, and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given, in writing to the Company;

(iii)
The Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a “custodian” (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of all of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

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(b)           Remedies. The Holder, together with all other holders of Bridge Notes based on a majority vote by principal amount of the Holders of all Bridge Notes (a “Majority of the Holders”), may declare a default under Section 4(a)(i) upon not less than twenty (20) days’ prior written notice to the Company. If the Company fails to cure an Event of Default within such period (or if the cure cannot be reasonably completed within such period, commence the cure of the Event of Default and diligently pursue such cure), then the principal amount hereof shall accrue interest at the rate of 25% per annum and a Majority of the Holders may:

(i)
Declare all amounts due under the Bridge Notes immediately due and owing and exercise all rights with respect thereto under the Security Interest or permitted by law;

(ii)
Apply to a court in Arizona that has competent jurisdiction over the Company for the appointment of a receiver to manage the assets and operations of the Company;

(iii)
Assert any other remedy available at law or in equity.

           Section 5. Prepayment. The Company may prepay this Bridge Note in whole or in part at any time prior to the Maturity Date upon not less than fifteen (15) days’ prior written notice to the Holder. If less than all of the Bridge Notes are paid in whole then all Bridge Notes shall be paid to Holders pro rata based upon the outstanding principal amounts of the Bridge Notes.

Section 6.   Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Florida are authorized or required by law or other government action to close.

“Company” means iMedicor, Inc., a Nevada corporation.

“Conversion Amount” shall mean the total of unpaid principal of this Bridge Note at the date such amount is determined.

“Conversion Price” shall be $0.45 per share (assuming the Company on the date of conversion has 10 million shares issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion). Further, if at any time prior to conversion of this Bridge Note, the Company raises more than $250,000 at an effective valuation per share that is less than the Conversion Price, the Conversion Price will be reduced to an amount equal to the lower price.

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“Conversion Rights” shall mean the Bridge Notes are (i) convertible into shares of Common Stock atany time at the option of the holders of the Bridge Notes or (ii) convertible into shares of Common Stock at any time after the Recapitalization of the Company at the option of the Company. The Bridge Notes will be convertible at a price (the “Conversion Price”) equal to $0.45 per share of common stock (assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis on the date of conversion. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion).

“Conversion Shares” shall mean the shares of Common Stock issued or issuable upon conversion of the Bridge Notes.

“Holder” means any Person who is a registered holder of this Bridge Note as listed in the books of the Company.

“Majority of the Holders” is as defined in Section 4(b).

“Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is any registered exchange, the last reported sale price, on such Trading Day for which determination is made as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the closing prices (or, if no closing price, the closing bid price) on such Trading Day as set forth by Nasdaq or any other registered exchange or the OTC Bulletin Board (whichever is the principal market for the Company’s Common Stock) as reported at http://finance.yahoo.com or, (iii) if the security is not quoted on Nasdaq or other registered exchange or the OTC Bulletin Board, the average bid and asked price as set forth on www.pinksheets.com or (if not available) in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or bid price, as the case may be, on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

“Material Adverse Effect” means a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company taken as a whole.

“Maturity Date” means the date defined in the first paragraph of this Bridge Note or (if earlier) the date of any prepayment or acceleration.

“Original Issue Date” shall mean the date this Bridge Note is purchased by the initial holder.

“Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

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“Recapitalization” is as defined in the Recapitalization Agreement.

“Recapitalization Agreement” means the Recapitalization Agreement dated as of November 1, 2016 among the Company and the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock of the Company and the holders of Convertible Debt of the Company, who are parties thereto and have consented to the Recapitalization

“Trading Day” means a day in which the market on which shares of the Company’s Common Stock are principally traded is open for trading, whether or not any shares of the Company’s Common Stock are actually traded on that day.

Section 7.
Conversion

a.
Voluntary Conversion by Holder. At any time before this Bridge Note has been paid, upon written notice to the Company, the Holder may convert the Conversion Amount into Conversion Shares determined by dividing the Conversion Amount by the Conversion Price.

b.
Mandatory Conversion by Company. At any time before this Bridge Note has been paid and after the Recapitalization of the Company pursuant to the Recapitalization Agreement, upon written notice to the Holder, the Company may convert the Conversion Amount into Conversion Shares determined by dividing the Conversion Amount by the Conversion Price.

c.
Limitation on Conversion. Notwithstanding any other provision hereof, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company’s Common Stock or (iii) for a Holder who is immediately prior to the conversion of this Bridge Note the beneficial owner of five percent or more of the issued and outstanding shares of the Company’s Common Stock) shall the Holder be entitled to convert any portion of this Bridge Note, or shall the Company have the obligation to convert such Bridge Note to the extent that, after such conversion or issuance of stock the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Bridge Notes or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Bridge Notes with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Bridge Note, further agrees that if the Holder transfers or assigns any of the Bridge Notes to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee’s or assignee’s specific agreement to be bound by the provisions of this Section 7(b) as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Bridge Note. The provisions of this Section 7(c) (i) shall not apply to any Holder who, without regard to this Bridge Note and the underlying Conversion Shares is at the time the beneficial owner, within the meaning of Rule 13d-3) of 5% or more of the Company’s issued and outstanding shares of Common Stock, (ii) can be waived by agreement of the Company and the Holder, and (iii) shall terminate in the event the provisions of Section 7(b) regarding mandatory automatic conversion are triggered and become operative.

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d.            Manner of Conversion. Voluntary conversion provided for in Section 7(a) be effectuated by faxing a Notice of Conversion (as defined below) to the Company as provided in this paragraph. The Notice of Conversion shall be executed by the Holder of this Bridge Note and shall evidence such Holder's intention to convert this Bridge Note or a specified portion hereof in the form annexed hereto as Exhibit A. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which this Bridge Note shall be deemed to be converted (the "Conversion Date") shall be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company and that it is received by the Company, provided that, if such conversion would convert the entire remaining principal of this Bridge Note, the Holder shall deliver to the Company the original Bridge Notes being converted no later than five (5) business days thereafter. Email delivery of the Notice of Conversion shall be accepted by the Company at rmcdermott@imedicor.com. Certificates representing Common Stock upon conversion (“Conversion Certificates”) will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder’s address for notices as contemplated by the Subscription Agreement or a different address), via express courier, by electronic transfer or otherwise, as provided in Section 7(e)(iii). The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 7(d) on the Conversion Date.

(e)
Nature of Common Stock Issued.

(i)             When issued upon conversion of this Bridge Note pursuant to Section 7(a) or (b) hereof, the Conversion Shares will be legally and validly issued, fully-paid and non-assessable.

(ii)           Upon any conversion, this Bridge Note will be deemed cancelled and of no further force and effect, representing only the right to receive the Conversion Shares, regardless whether the Holder delivers this Bridge Note to the Company for cancellation.

(iii)           As soon as possible after a conversion has been effected (and subject to the Holder having returned the Bridge Note to the Company for cancellation), the Company will deliver to the converting holder a certificate or certificates representing the Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iv)           The issuance of certificates for shares of Conversion Shares will be made without charge.

(v)           The Company will not close its books against the transfer of the Conversion Shares issued or issuable in any manner which interferes with the conversion of this Bridge Note.

(f)
Conversion Price Dilution Adjustment. In order to prevent dilution of the conversion rights granted under this Section, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 7(f).

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(i)           If the Company at any time subdivides (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of common stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii)           In the event of a judicial or non-judicial dissolution of the Company, the conversion rights and privileges of the Holder shall terminate on a date, as fixed by the Board of Directors of the Company, not more than 45 days and not less than 30 days before the date of such dissolution. The reference to shares of Common Stock herein shall be deemed to include shares of any class into which said shares of Common Stock may be changed.

(iii)       Adjustment for Dividends. In the event the Company shall make or issue, or shall have issued, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or the distribution (other than a distribution otherwise provided for herein) payable in (a) securities of the Company other than shares of Common Stock or (b) assets (including cash paid or payable out of capital or capital surplus or surplus created as a result of a revaluation of property, but excluding the cumulative dividends payable with respect to an authorized series of Preferred Stock), then and in each such event provision shall be made so that the holders of Bridge Notes shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Bridge Notes been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 7(f) with respect to Holders.

(iv)       Adjustment for Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Bridge Notes shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise then and in each such event the holders of the Bridge Notes shall have the right thereafter to convert such Bridge Notes and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Bridge Notes might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(v)        Adjustment of Number of Shares. Anything in this Section 7(f) to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or convertible securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

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(vi)           No Adjustment for Small Amounts. Anything in this Section 7(f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Conversion Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Conversion Price by at least one cent, such change in the Conversion Price shall thereupon be given effect.

Section 8.
No Impairment. Except as expressly provided herein, no provision of this Bridge Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Bridge Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Bridge Note is a direct obligation of the Company.

Section 9.
No Rights as a Stockholder. This Bridge Note shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings.

Section 10.
No recourse shall be had for the payment of the principal of this Bridge Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Section 11.
All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Bridge Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

Section 12.
The Holder of this Bridge Note, by acceptance hereof, agrees that this Bridge Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Bridge Note or the shares of Common Stock issuable upon conversion hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

Section13.
The Bridge Notes will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Bridge Notes of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

Section14.
The Company shall be entitled to withhold from all payments of principal of this Bridge Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and the Holder shall execute and deliver all required documentation in connection therewith.

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Section 15.
This Bridge Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. In the event of any proposed transfer of this Bridge Note, the Company may require, prior to issuance of a new Bridge Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Bridge Note, the Company and any agent of the Company may treat the person in whose name this Bridge Note is duly registered on the Company's Bridge Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bridge Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 16.
Mutilated, Lost or Stolen Bridge Notes. If this Bridge Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Bridge Note, or in lieu of or in substitution for a lost, stolen or destroyed Bridge Note, a new Bridge Note for the principal amount of this Bridge Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Bridge Note, and of the ownership hereof, and adequate indemnity, if requested, all reasonably satisfactory to the Company.

Section 17.
Governing Law. This Bridge Note shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Florida. Each of the parties consents to the non-exclusive jurisdiction of the courts of the State of Florida and any federal or state court whose district encompass any part of Orlando, Florida in connection with any dispute arising out of or in connection with this Bridge Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Bridge Note.

Section 18.
Waiver of Jury Trial; No Other Waivers. The Company and the Holder hereby waive the right to a trial by jury in any action, proceeding or counterclaim in respect of any matter arising out or in connection with this Bridge Note. Any waiver by the Company or the Holder of a breach of any provision of this Bridge Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Bridge Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Bridge Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Bridge Note. Any waiver must be in writing.

Section 19.
Severability. If any provision of this Bridge Note is invalid, illegal or unenforceable, the balance of this Bridge Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

Section 20.
Obligations Due on a Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

iMEDICOR, INC., a Nevada corporation

By:________________________________
 Robert McDermott, President

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NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Bridge Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Bridge Note (defined below) into securities of iMedicor, Inc., a Nevada corporation (the “Company”) according to the terms of the Series B Convertible Bridge Note of the Company registered in the name of the undersigned (the “ Bridge Note”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. The original certificate evidencing the Bridge Note is delivered herewith (or evidence of loss, theft or destruction thereof).

The undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Bridge Note(s) to be converted, and shall make payments pursuant to the Bridge Notes for the number of business days such issuance and delivery is late.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Bridge Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:___________________________

Applicable Conversion Price:____________________

Number and Kind of Securities to be Issued Pursuant to
Conversion of the Bridge Notes:___________________

Signature:___________________________________

Name:______________________________________

Address:____________________________________

___________________________________________

SS or Tax I.D. No.____________________________

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EXHIBIT X
IMEDICOR, INC.
2016 LONG-TERM INCENTIVE COMPENSATION PLAN

1. Purpose.  The purpose of this 2016 Long-Term Incentive Compensation Plan (the “Plan”) of iMedicor, Inc., a Nevada corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders. The Plan will be effective as of the day immediately following the Recapitalization Date as defined in the Recapitalization Agreement dated as of December 1, 2015, among the Company and those persons signatories thereto who are owners of record of shares of the capital stock of the Company and/or the holders of indebtedness convertible into shares of capital stock of the Company, as amended, subject to approval by the Company’s stockholders (the “Effective Date”). The Plan shall apply to Awards (as defined below) granted on or after the Effective Date.

2. Definitions.  The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are as set forth in Section 6 of the Plan.  Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.”  For purposes of the Plan, the following additional terms shall be defined as set forth below:

(a) “Appreciation Award” means an Option or an SAR (which SAR provides for payment to a Participant equal to the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant).

(b) “Award Agreement” means any written agreement, contract, notice or other instrument or document evidencing an Award.

(c)  “Beneficiary” shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall have the meaning set forth in the applicable Award Agreement; provided that, if such Award Agreement does not include a definition of Cause, then (i) if there is an employment agreement or severance plan or agreement applicable to the Participant, Cause shall have the same definition as set forth in such plan or agreement; or (ii) if Cause is not defined in such plan or agreement or there is no such plan or agreement applicable to the Participant, then Cause shall mean: (i) Participant is convicted of a felony; (ii) Participant commits an act of fraud, willful misconduct or dishonesty in connection with Participant’s employment or which results in material harm to the Company; or (iii) Participant commits a material violation of any law, rule, or regulation of any governmental authority.

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(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

(g) “Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee. Unless the Board determines otherwise, the Committee shall be comprised of solely not less than two members who each qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director,” as determined in accordance with the independence standards established by the stock exchange on which the Stock is at the time primarily traded.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

(i) “Good Reason” shall have the meaning set forth in the applicable Award Agreement; provided that, if such Award Agreement does not include a definition of Good Reason, then (i) if there is an employment agreement applicable to the Participant, Good Reason shall have the meaning set forth in such agreement; or (ii) if Good Reason is not defined in such agreement or there is no such agreement applicable to the Participant, then Good Reason shall not apply to the Participant.

(j) “Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

(k) “ISO” means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

(l)  “Parent” means any “person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

(m)  “Participant” means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

(n) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

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(o) “Stock” means the Company’s common stock, and such other securities as may be substituted for Stock pursuant to Section 4.

(p) “Subsidiary” means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries.

3. Administration.

(a) Authority of the Committee.  Except as otherwise provided below, the Plan shall be administered by the Committee.  The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select persons to whom Awards may be granted;

(ii) to determine the type or types of Awards to be granted to each such person;

(iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition (including, but not limited to, restrictive covenant obligations (such as confidentiality, non-competition and non-solicitation covenants), and clawback or recoupment provisions), any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an Award, and waivers or accelerations thereof (including in connection with a Participant’s death or disability or a Change in Control), performance conditions relating to an Award  (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant, consistent with Section 409A of the Code;

(vi) to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions) and condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

(vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

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(viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

(x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, (i) the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee and (ii) the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3.  In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

(b) Manner of Exercise of Committee Authority.  Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action.  If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 9(f)).  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  Except as provided under Section 7(e), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

(c) Limitation of Liability; Indemnification.  Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

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4. Stock Subject to Plan.

(a) Amount of Stock Reserved.  Subject to Section 4(b), the aggregate number of shares of Stock for which Awards may be granted under the Plan shall not exceed 2,500,000 shares.   Awards made under the Plan which are forfeited (including a repurchase or cancellation of shares of Stock subject thereto by the Company in exchange for the price, if any, paid to the Company for such shares, or for their par value or other nominal value), terminated, surrendered, cancelled or have expired, shall be disregarded for purposes of the preceding sentence and shall not be considered as having been theretofore made subject to an Award.  Shares of Stock shall not again be available for award if such shares are surrendered or withheld as payment either of the exercise price of an Option or Stock Appreciation Right or of withholding taxes in respect of the exercise, settlement or payment of, or the lapse of restrictions with respect to, any Award. Shares purchased in the open market with proceeds from option exercises shall not be added to the pool of available shares. The exercise or settlement of a Stock Appreciation Right shall reduce the shares of Stock available under the Plan by the total number of shares to which the exercise or settlement of the Stock Appreciation Right relates, not just the net amount of shares actually issued upon exercise or settlement. Awards settled solely in cash shall not reduce the number of shares of Stock available for issuance under the Plan. Any shares of Stock subject to an Option (or part thereof) that is cancelled upon exercise of a tandem Stock Appreciation Right when settled wholly or partially in shares shall to the extent of such settlement in shares be treated as if the Option itself had been exercised and such shares received in settlement of the Stock Appreciation Right shall no longer be available for award. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf.

(b) Adjustments.  In the event of any recapitalization, reclassification, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or any other extraordinary or unusual event affecting the outstanding Stock as a class, then the Committee shall equitably adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for ISOs and the number of shares which may be issued without regard to the vesting requirements set forth in Section 7(f), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which the shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the maximum number and kind of shares of Stock for which any individual may receive Awards in any year, and (v) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards (to the extent permitted by Section 9(f)(ii)), or substitution of Awards using stockof a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

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Any adjustments to outstanding Awards shall be consistent with Section 409A, 162(m) or 424 of the Code, to the extent applicable.  Any adjustments determined by the Committee shall be final, binding and conclusive.

5. Eligibility.  Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan.  In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

6.  Specific Terms of Awards.

(a)  General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant.  Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Nevada Revised Statutes relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

(b)  Options.  The Committee is authorized to grant options to purchase Stock on the following terms and conditions (“Options”):

(i)  Exercise Price.  The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, such exercise price may not be less than one hundred percent (100%) of the Fair Market Value of such Stock on the date of grant of such Option.

(ii)  Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii)  Termination of Employment or Service.  The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant’s termination of his employment or service relationship with the Company, its Parent or any Subsidiary.  For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment or service by any Participant employed or retained by such Subsidiary.  Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment or service, it shall be exercisable only to the extent it was exercisable upon such termination of employment or service, and (y) if such termination of employment or service is for Cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

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(iv) Options Providing Favorable Tax Treatment.  The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income.  The Company may impose such procedures as it determines may be necessary to ensure that such notification is made.  Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option. ISOs may only be granted to individuals who are employees of the Company or any parent or subsidiary corporation of the Company (as defined by Section 422 of the Code).

(v) Awards Assumed by the Company. In the event that the Company assumes options or other awards pursuant to a merger, acquisition or similar transaction, such awards and any replacement awards granted pursuant thereto shall not be subject to the provisions of Section 7(f).

(c) Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) on the following terms and conditions:

(i) Right to Payment.  An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

(ii) Other Terms.  The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.  Limited SARs that may only be exercised upon the occurrence of a Change in Control of the Company may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine.  Limited SARs may be either freestanding or in tandem with other Awards.

(d) Restricted Stock.  The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions (“Restricted Stock”):

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(i) Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeitedand reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock and the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends.  Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect consistent with Section 409A of the Code.  Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

(e) Deferred Stock.  The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions (“Deferred Stock”):

(i) Award and Restrictions.  Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant, consistent with Section 409A of the Code).  In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

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(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(f) Bonus Stock and Awards in Lieu of Cash Obligations.  The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

(g) Dividend Equivalents.  The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock (“Dividend Equivalents”).  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries (“Other Stock-Based Awards”).  The Committee shall determine the terms and conditions of such Awards.  Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.  Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Subject to Section 9(f)(ii), Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries.  Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

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(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(c) Form of Payment Under Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis.  Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

(d) Loan Provisions.  With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award.  Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

(e) Performance-Based Awards.  The Committee may, in its discretion, determine that an Award granted to an employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code (“Performance Award”). Performance Awards shall be contingent upon achievement of pre-established performance objectives and other terms set forth in this Section 7(e); however, this Section 7(e) shall not apply to Awards that otherwise qualify as “performance-based compensation” by reason of Treasury Regulation §1.162-27(e)(2)(vi) (relating to certain stock options and stock appreciation rights).

(i) Performance Objectives. The performance objectives for an Award subject to this Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 7(e).  Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected from among the following, which may be applied to the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or other business units of the Company (where the criteria are applicable):

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(1)	Annual return on capital;

(2)	Annual earnings or earnings per share (which earnings may include equity in earnings of investees, and may be determined without regard to interest, taxes, depreciation, and/or amortization);

(3)	Annual cash flow provided by operations;

(4)	Increase in stock price;

(5)	Changes in annual revenues;

(6)	Net sales; and/or

(7)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels.  Performance objectives may differ for such Awards to different Participants.  The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.

(ii) Performance Period; Timing for Establishing Performance Award Terms. Achievement of performance objectives in respect of such Performance Awards shall be measured over a performance period as specified by the Committee. Performance objectives, amounts payable upon achievement of such objectives, and other material terms of Performance Awards shall be established by the Committee (A) while the performance outcome for that performance period is substantially uncertain and (B) no more than 90 days after the period of service to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant period of service.

(iii) Negative Discretion; Other Terms. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion.  The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

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(iv) Impact of Extraordinary Items or Changes In Accounting. To the extent applicable, the determination of achievement of performance objectives for Performance Awards shall be made in accordance with U.S. generally accepted accounting principles (“GAAP”) and a manner consistent with the methods used in the Company’s audited financial statements, and, unless the Committee decides otherwise within the period described in Section 7(e)(ii), without regard to (A) extraordinary items as determined by the Company’s independent public accountants in accordance with GAAP, (B) changes in accounting methods, (C) non-recurring acquisition expenses and restructuring charges; or (D) other costs or charges associated with refinancings, write-downs, impairments, closures, consolidations, divestitures, strategic initiatives, and items associated with acquisitions, including but not limited to, earn-outs and bargain purchase gains. Notwithstanding the foregoing, in calculating earnings or earnings per share, the Committee may, within the period described in Section 7(e)(ii), provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Committee.

(v) Written Determinations. Determinations by the Committee as to the establishment of performance objectives, the amount potentially payable in respect of Performance Awards, the achievement of performance objectives relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to settlement of each Performance Award, that the performance objectives and other material terms of the Performance Award upon which settlement of the Performance Award was conditioned have been satisfied.

(vi) Status of Section 7(e) Performance Awards under Code Section 162(m). It is the intent of the Company that Performance Awards under Section 7(e) constitute “performance-based compensation” within the meaning of Section 162(m) of the Code. Accordingly, the terms of Section 7(e) shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

(vii) No Delegation. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

(f) One Year Minimum Vesting of Appreciation Awards. Appreciation Awards shall become exercisable over a period of not less than one year following the date the Appreciation Award is granted, except for Appreciation Awards, in the aggregate, for such number of shares of Stock not exceeding 5% of the available shares for Awards under the Plan on the Effective Date.

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8. Change in Control. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Section 8 shall apply in the event of a Change in Control.

(a) Replacement Awards; No Immediate Vesting.

(i)         An Award shall not vest upon the occurrence of a Change in Control and shall continue to the extent qualifying as a Replacement Award.

(ii)         A “Replacement Award” includes an outstanding Award that continues upon and after the occurrence of a Change in Control and an Award provided to a Participant in replacement of an outstanding Award (such replaced Award, a “Replaced Award”) in connection with a Change in Control that satisfies the following conditions:

(A)
It has a value at least equal to the value of the Replaced Award;

(B)
It relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control;

(C)
Its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control); and

(D)
Upon an involuntary termination of employment or separation from service of a Participant by the Company other than for Cause (and not due to disability), or a voluntary termination of employment or separation from service by the Participant for Good Reason (if applicable), occurring on or during the period of twenty-four (24) months after the Change in Control, the Replacement Award, to the extent not vested and unrestricted as of such termination of employment or separation from service, shall become fully vested and (if applicable) exercisable and free of restrictions.

The Committee, as constituted immediately before the Change in Control, shall have the discretion to determine whether the conditions of this Section 8(a)(ii) are satisfied.

(b) Vesting if No Replacement Award. To the extent that a Replacement Award is not provided to the Participant, upon the occurrence of a Change in Control:

(i)         Any and all Options and SARs granted hereunder shall become immediately exercisable;

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(ii)         Any restrictions imposed on Restricted Stock shall lapse and become freely transferable, and all other Awards shall become fully vested; and

(iii)                   Except as otherwise provided in an Award Agreement, the payout opportunities attainable at target or, if greater, in the amount determined by the Committee to have been earned thereunder based on performance through the date of the Change in Control, under all outstanding Awards of performance-based Stock, cash Awards and other Awards and shall be deemed to have been earned for the entire performance period(s) as of the effective date of the Change in Control. The vesting of all such earned Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out in cash, or in the discretion of the Committee, shares of Stock with a Fair Market Value equal to the amount of such cash.

Except as otherwise determined by the Committee, the foregoing provisions of this Section 8(b) shall apply, and a Participant’s outstanding Awards shall not become Replacement Awards, upon the occurrence of a Change in Control following an involuntary termination of employment or separation from service of the Participant by the Company other than for Cause (and not due to disability), or a voluntary termination of employment or separation from service for Good Reason by the Participant (if applicable), occurring (x) at the request of a third party who was taking steps reasonably calculated to effect such Change in Control or (y) otherwise in contemplation of and within 180 days before such Change in Control.

(c) Change in Control. For purposes of the Plan, “Change in Control” shall mean:

(i)        Any person becoming the beneficial owner of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)        Individuals who serve on the Board immediately prior to the event, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds of the directors who either serve on the Board immediately prior to the event, or whose election or nomination for election was previously so approved, ceasing for any reason to constitute a majority of the Board; or

(iii)                   Consummation of a merger or consolidation of the Company or any Subsidiary into any other corporation, other than a merger or consolidation that results in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company; or

(iv)                   (A) The stockholders of the Company approving a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets and such liquidation, sale or disposition is consummated, or (B) such a plan being commenced.

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In addition, the Committee may provide for a different definition of “Change in Control” in an Award Agreement if it determines that such different definition is necessary or appropriate, including without limitation, to comply with the requirements of Section 409A of the Code.

9. General Provisions.

(a) Compliance with Laws and Obligations.  The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full.  Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.  In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options, SARs or other Awards (e.g., to enforce compliance with Company-imposed black-out periods).

(b) Limitations on Transferability.  Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant’s death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

(c) No Right to Continued Employment or Service.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee’s employment or other person’s service at any time or with the right of the Board or stockholders to remove any director.

(d) Taxes.  The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

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(e) Section 409A. Notwithstanding the other provisions hereof, the Plan and the Awards are intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Accordingly, all provisions herein and with respect to any Awards shall be construed and interpreted such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code to the maximum extent possible; provided, however, that in no event shall the Company be obligated to reimburse a Participant or Beneficiary for any additional tax (or related penalties and interest) incurred by reason of application of Section 409A, and the Company makes no representations that Awards are exempt from or comply with Section 409A and makes no undertakings to ensureor preclude that Section 409A will apply to any Awards. If an Award is subject to Section 409A, (A) distributions shall only be made in a manner and upon an event permitted under Section 409A, (B) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Code Section 409A, (C) unless the Award Agreement specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A, and (D) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A. Notwithstanding anything herein to the contrary, in the event that any Awards constitute nonqualified deferred compensation under Section 409A of the Code, if (x) the Participant is a “specified employee” of the Company as of the specified employee identification date for purposes of Section 409A (as determined in accordance with the policies and procedures adopted by the Company) and (y) the delivery of any cash or Stock payable pursuant to an Award is required to be delayed for a period of six months after separation from service pursuant to Section 409A, such cash or Stock shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, the amounts withheld on account of Section 409A shall be paid to the Participant’s Beneficiary within 30 days of the Participant’s death.

(f) Changes to the Plan and Awards.

(i) The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement).  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, (subject to Section 4(c)) without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement).  The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

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(ii) Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs, (B) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs or (C) cancel outstanding Options or SARs with an exercise price above the current Stock price in exchange for cash or other securities.

(g) No Rights to Awards; No Stockholder Rights.  No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.  No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

(h) Company Policies. All Awards made under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(j) Non-Exclusivity of the Plan.  Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(k) No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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(l)  Governing Law.  The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

(m) Severability. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

(n) Successors and Assigns. The Plan and Award Agreements may be assigned by the Company to any successor to the Company’s business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

(o) Effective Date.  The amended and restated Plan shall be effective as of the Effective Date.

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EXHIBIT XI

iMEDICOR, INC.

2016 INCENTIVE BONUS COMPENSATION PLAN

1. Purpose. The purpose of this 2016 Incentive Bonus Compensation Plan (the "Plan") of iMedicor, Inc. (the "Company") is (i) to retain and motivate key senior executives of the Company who have been designated as Participants in the Plan for a given Performance Period, by providing them with the opportunity to earn bonus awards that are based on the extent to which specified performance goals for such Performance Period have been achieved or exceeded; and (ii) to structure such bonus opportunities in a way that will qualify the awards made as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor section) so that the Company will be entitled to a tax deduction on the payment of such incentive awards to such employees.

2. Definitions. As used in the Plan, the following terms shall the meanings set forth below:

(a) "Annual Base Salary" shall mean the amount of base salary paid to a Participant for a given year, adjusted to include the amount of any base salary deferrals for such year, unless the Plan Committee otherwise specifies at the time that the Participant's award opportunity for a given Performance Period is established.

(b) "Applicable Period" shall mean, with respect to any Performance Period, a period commencing on or before the first day of such Performance Period and ending no later than the earlier of (i) the 90th day of such Performance Period, or (ii) the date on which 25% of such Performance Period has been completed. Any action required under the Plan to be taken with the period specified in the preceding sentence may be taken at a later date if, but only if, the regulations under Section 162(m) of the Code are hereafter amended, or interpreted by the Internal Revenue Service, to permit such later date, in which case the term "Applicable Period" shall be deemed amended accordingly.

(c) "Board" shall mean the Board of Directors of the Company as constituted from time to time.

(d) "Cause" shall mean "cause" as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or, if there shall be no such agreement, where the Participant: (i) commits any act of fraud, willful misconduct or dishonesty in connection with his employment or which injures the Company or its direct or indirect subsidiaries;(ii) breaches any other material provision of any agreement between the Participant and the Company or a subsidiary of the Company relating to the Participant's employment or breaches any fiduciary duty to the Company or its direct or indirect subsidiaries; (iii) fails, refuses or neglects to timely perform any material duty or obligation relating to his position; (iv) commits a material violation of any law, rule, regulation or by-law of any governmental authority (state, federal or foreign), any securities exchange or association or other regulatory or self-regulatory body or agency applicable to the Company or its direct or indirect subsidiaries or any general policy or directive of the Company or its direct or indirect subsidiaries communicated in writing to the Participant; or (v) is charged with a crime involving moral turpitude, dishonesty, fraud or unethical business conduct, or a felony.

(e) "Change of Control" shall mean:

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(i) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding (x) Jerry Smith and his affiliates and (y) the Company or any of its subsidiaries or affiliates or any employee benefit plan sponsored by any of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;or

(ii) the date the individuals who constitute the Board as of the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change of Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 80% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

(f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g) "Committee" or "Plan Committee" shall mean the committee for the board consisting solely of two or more non-employee directors (each of whom is intended to qualify as an "outside director" within the meaning of Section 162(m) of the Code) designated by the Board as the committee responsible for administering and interpreting the Plan.

(h) "Company" shall mean iMedicor, Inc., a corporation organized under the laws of the State of Florida, and any successor thereto.

(i) "Disability" shall mean "disability" as defined in any employment agreement then in effect between the Participant and the Company or if not defined therein or if there shall be no such agreement, as defined in the Company's long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, the Participant's becoming physically or mentally incapacitated and consequent inability for a period of 120 days in any twelve consecutive month period to perform his duties to the Company.

(j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, in each case as amended from time to time.

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(l)
"Individual Award Opportunity" shall mean the performance-based award opportunity for a given Participant for a given Performance Period as specified by the Plan Committee within the Applicable Period, which may be expressed in dollars or on a formula basis that is consistent with the provisions of the Plan.

(m) "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate, or reduce the size of, a bonus award otherwise payable to a Participant for a given Performance Period, provided that the exercise of such discretion would not cause the award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used (i) to provide for an award under the Plan in excess of the amount payable based on actual performance versus the applicable performance goals for the Performance Period in question, or in excess of the maximum individual award limit specified in Section 6(b) below, or (ii) to increase the amount otherwise payable to any other Participant.

(n) "Participant" shall mean, for any given Performance Period with respect to which the

Plan is in effect, each key employee of the Company (including any subsidiary, operating unit or division) who is an Executive Officer of the Company and who is designated as a Participant in the Plan for such Performance Period by the Committee pursuant to Section 4 below.

(o) "Performance Period" shall mean any period commencing on or after January 1,

2000 for which performance goals are set under Section 5 and during which performance shall be measured to determine whether such goals have been met for purposes of determining whether a Participant is entitled to payment of a bonus under the Plan. A Performance Period may be coincident with one or more fiscal years of the Company, or a portion thereof.

(p)
"Plan" or "Section 162(m) Plan" shall mean the iMedicor, Inc. Section 162(m) Bonus Plan as set forth in this document, and as amended from time to time.

(q)
"Retirement" shall mean any termination of employment with the Company and its subsidiaries (other than a termination by the Company (or any of its subsidiaries) for Cause) that (i) qualifies as a "retirement" event under the terms of any tax-qualified retirement plan maintained by the Company in which the Participant participates, and (ii) is approved in writing as a "Retirement" event for purposes of this Plan by (or pursuant to procedures established by) the Plan Committee.
3.
Administration.

(a)
General. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law (including, but not limited to, Section 162(m) of the Code), and in addition to any other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have the full power and authority, after taking into account, in its sole and absolute discretion, the recommendations of the Company's senior management:

(i) to designate (within the Applicable Period) the Participants in the Plan and the individual award opportunities and/or, if applicable, bonus pool award opportunities for such Performance Period;

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(ii) to designate (within the Applicable Period) and thereafter administer the performance goals and other award terms and conditions that are to apply under the Plan for such Performance Period;

(iii) to determine and certify the bonus amounts earned for any given Performance Period, based on actual performance versus the performance goals for such Performance Period, after making any permitted Negative Discretion adjustments;

(iv) to decide (within the Applicable Period) any issues that are not resolved under the express terms of the Plan relating to the impact on the bonus awards for such Performance Period of (A) a termination of employment (due to death, Disability, Retirement, voluntary termination (other than Retirement), termination by the Company other than for Cause, or termination by the Company for Cause), provided, in each case, that no payment shall be made for any given Performance Period prior to the time that the Plan Committee certifies, pursuant to Section 6(c)(i) below, that the applicable performance goals for such Performance Period have been met or (B) a Change of Control;

(v) to decide whether, under what circumstances and subject to what terms bonus payouts are to be paid on a deferred basis, including automatic deferrals at the Committee's election as well as elective deferrals at the election of Participants;

(vi) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan;

(vii) to interpret and administer the terms and provisions of the Plan and any award issued under the Plan (including reconciling any inconsistencies, correcting any defaults and addressing any omissions in the Plan or any related instrument or agreement); and

(viii) to otherwise supervise the administration of the Plan.

It is intended that all amounts payable to Participants under the Plan who are "covered employees" within the meaning of Treas. Reg. Sec. 1.162-27(c)(2) (as amended from time to time) shall constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and Treas. Reg. Sec. 1.162-27(e) (as amended from time to time), and, to the maximum extent possible, the Plan and the terms of any awards under the Plan shall be so interpreted and construed.

(b) Binding Nature of Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made under or with respect to the Plan or any award under the Plan shall be within the sole and absolute discretion of the Committee, and shall be final, conclusive and binding on all persons, including the Company, any Participant, and any award beneficiary or other person having, or claiming, any rights under the Plan.

(c) Other. No member of the Committee shall be liable for any action or determination

(including, but limited to, any decision not to act) made in good faith with respect to the Plan or any award under the Plan. If a Committee member intended to qualify as an "outside director" under Section 162(m) of the Code does not in fact so qualify, the mere fact of such non-qualification shall not invalidate any award or other action made by the Committee under the Plan which otherwise was validly made under the Plan.

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4.
Plan Participation.

(a)
Participant Designations By Plan Committee. For any given Performance Period, the Plan Committee, in its sole and absolute discretion, shall, within the Applicable Period, designate those key employees of the Company (including its subsidiaries, operating units and divisions) who shall be Participants in the Plan for such Performance Period. Such Participant designations shall be made by the Plan Committee, in its sole and absolute discretion, based primarily on its determination as to which key employees:

(i) are likely to be Executive Officers of the Company as of the last day of the fiscal year for which the Company would be entitled to a Federal tax deduction for payment of the award in respect of such Performance Period;

(ii) are reasonably expected by the Plan Committee to have individual compensation for such fiscal year that may be in excess of $1 million, excluding any compensation that is grandfathered for Section 162(m) purposes or is otherwise excluded for Section 162(m) purposes based on an existing or other "performance-based" plan other than this Plan; and

(iii) are reasonably expected by the Plan Committee to be "covered employees" for such fiscal year for Section 162(m) purposes, and such other consideration as the Committee deems appropriate, in its sole and absolute discretion.

(b)
Impact Of Plan Participation. An individual who is a designated Participant in the Section 162(m) Plan for any given Performance Period shall not also participate in the Company's general bonus plans for such Performance Period, if such participation would cause any award hereunder to fail to qualify as "performance-based" under Section 162(m).

5.Performance Goals.

(a)
Setting Of Performance Goals. For a given Performance Period, the Plan Committee shall, within the Applicable Period, set one or more objective performance goals for each Participant and/or each group of Participants and/or each bonus pool (if any). Such goals shall be based exclusively on one or more of the following corporate-wide or subsidiary, division or operating unit financial measures:

(1) pre-tax or after-tax net income,
(2) operating income,
(3) gross revenue,
(4) profit margin,
(5) stock price,
(6) cash flow(s),
(7)
strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures,

5

or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the Applicable Period). Each such goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions and/or operating units) and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders' equity and/or shares outstanding, or to assets or net assets. In all cases, the performance goals shall be such that they satisfy any applicable requirements under Treas. Reg. Sec. 1.162-27(e)(2) (as amended from time to time) that the achievement of such goals be "substantially uncertain" at the time that they are established, and that the award opportunity be defined in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goal has been met, and, subject to the Plan Committee's right to apply Negative Discretion, the amount of the award payable as a result of such performance.

(b)
Impact Of Extraordinary Items Or Changes In Accounting. The measures used in setting performance goals set under the Plan for any given Performance Period shall be determined in accordance with GAAP and a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary items as determined by the Company's independent public accountants in accordance with GAAP, (ii) changes in accounting, unless, in each case, the Plan Committee decides otherwise within the Applicable Period or (iii) non-recurring acquisition expenses and restructuring charges.

6.
Bonus Pools, Award Opportunities And Awards.

(a)Setting Of Individual Award Opportunities. At the time that annual performance goals are set for Participants for a given Performance Period (within the Applicable Period), the Plan Committee shall also establish each Individual Award Opportunity for such Performance Period, which shall be based on the achievement of stated target performance goals, and may be stated in dollars or on a formula basis (including, but not limited to, a designated share of a bonus pool or a multiple of Annual Base Salary), provided:

(i) that the designated shares of any bonus pool shall not exceed 100% of such pool; and

(ii) that the Plan Committee, in all cases, shall have the sole and absolute discretion, based on such factors as it deems appropriate, to apply Negative Discretion to reduce (but not increase) the actual bonus awards that would otherwise actually be payable to any Participant on the basis of the achievement of the applicable performance goals.

(b)
Maximum Individual Bonus Award. Notwithstanding any other provision of this Plan, the maximum bonus payable under the Plan to any one individual in any one calendar year shall be $5 million.

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(c)
Bonus Payments. Subject to the following, bonus awards determined under the Plan for given Performance Period shall be paid to Participants in cash, as soon as practicable following the end of the Performance Period to which they apply, provided:

(i) that no such payment shall be made unless and until the Plan Committee, based on the Company's audited financial results for such Performance Period (as prepared and reviewed by the Company's independent public accountants), has certified (in the manner prescribed under applicable regulations) the extent to which the applicable performance goals for such Performance Period have been satisfied, and has made its decisions regarding the extent of any Negative Discretion adjustment of awards (to the extent permitted under the Plan);

(ii) that the Plan Committee may specify that a portion of the actual bonus award for any given Performance Period shall be paid on a deferred basis, based on such award payment rules as the Plan Committee may establish and announce for such Performance Period;

(iii) that the Plan Committee may require (if established and announced within the Applicable Period), as a condition of bonus eligibility (and subject to such exceptions as the Committee may specify within the Applicable Period) that Participants for such Performance Period must still be employed as of end of such Performance Period and/or as of the later date that the actual bonus awards for such Performance Period are announced, in order to be eligible for an award for such Performance Period; and

(iv) that, within the Applicable Period and subject to Section 6(c)(i) above, the Committee may adopt such forfeiture, pro-ration or other rules as it deems appropriate, in its sole and absolute discretion, regarding the impact on bonus award rights of a Participant's death, Disability, Retirement, voluntary termination (other than Retirement), termination by the Company other than for Cause, or termination by the Company for Cause.

7.General Provisions.

(a) Plan Amendment Or Termination. The Board may at any time amend or terminate the

Plan, provided that (i) without the Participant's written consent, no such amendment or termination shall adversely affect the bonus rights (if any) of any already designated Participant for a given Performance Period once the Participant designations and performance goals for such Performance Period have been announced, (ii) the Board shall be authorized to make any amendments necessary to comply with applicable regulatory requirements (including, without limitation, Section 162(m) of the Code), and (iii) the Board shall submit any Plan amendment to the Company's stockholders for their approval if and to the extent such approval is required under Section 162(m) of the Code.

(b) Applicable Law. All issues arising under the Plan shall be governed by, and construed in accordance with, the laws of the State of Florida, applied without regard to conflict of law principles.

(c) Tax Withholding. The Company (and its subsidiaries) shall have right to make such provisions and take such action as it may deem necessary or appropriate for the withholding of any and all Federal, state and local taxes that the Company (or any of its subsidiaries) may be required to withhold.

7

(d) No Employment Right Conferred. Participation in the Plan shall not confer on any Participant the right to remain employed by the Company or any of its subsidiaries, and the Company and its subsidiaries specifically reserve the right to terminate any Participant's employment at any time with or without cause or notice.

(e) Impact of Plan Awards on Other Plans. Plan awards shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any subsidiary, unless and except to the extent that the Board or its Compensation Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Plan Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

(f) Beneficiary Designations. Each Participant shall designate in a written form filed with the Committee the beneficiary (or beneficiaries) to receive the amounts (if any) payable under the Plan in the event of the Participant's death prior to the bonus payment date for a given Performance Period. Any such beneficiary designation may be changed by the Participant at any time without the consent of the beneficiary (unless otherwise required by law) by filing a new written beneficiary designation with the Committee. A beneficiary designation shall be effective only if the Company is in receipt of the designation prior to the Participant's death. If no effective beneficiary designation is made, the beneficiary of any amounts die shall be the Participant's estate.

(g) Costs & Expenses. All award and administrative costs and expenses of the Plan shall be borne by the Company.

(h) Non-Transferability of Rights. Except as and to the extent required by law, a Participant's rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except, pursuant to Section 7(f) above, in the event of the Participant's death), including, but not limited to, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right of the Participant shall be subject to any obligation or liability of the Participant other than any obligation or liability owed by the Participant to the Company (or any of its subsidiaries).

8.Effective Date; Prior Plan.

The Plan shall be effective for Performance Periods commencing on and after July 1, 2016 and shall remain effective until terminated by the Board;provided, however, that the continued effectiveness of the Plan shall be subject to the approval of the Company's stockholders at such times and in such manner as may be required pursuant to Section 162(m) of the Code.

 8

EXHIBIT XII

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) March 31, 2017 (March 30, 2017)

iMedicor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

407-505-8934
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01
Entry into a Material Definitive Agreement

On March 30, 2017 iMedicor, Inc., a Nevada corporation formerly known as Vemics, Inc. (the "Company"), and the holders of approximately $6,200,000 aggregate principal amount of indebtedness of the Company convertible into shares of Common Stock of the Company (the "Convertible Debt"), the holders of not less than two thirds of the outstanding shares of the Series A Preferred Stock of the Company (the “Series A Preferred Stock”) and the holders of not less than two thirds of the outstanding shares of the Series B Preferred Stock of the Company (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock") entered into a Recapitalization Agreement dated as of November 1, 2016 (the "Recapitalization Agreement") for the purpose of recapitalizing the Company (the "Recapitalization").

A.
Recapitalization of the Company.

Pursuant to, and upon the terms and provisions of, the Recapitalization Agreement, the Company shall be recapitalized on such date as the Company in its sole discretion shall designate in a written notice to all the parties to the Recapitalization Agreement (the “Recapitalization Date”) as follows:

1.
Amendment of Articles of Incorporation. The Articles of Incorporation shall be amended to increase the number of shares of Common Stock that the Company is authorized to issue from two billion (2,000,000,000) to twenty billion (20,000,000,000) and, in connection therewith, the Company shall prepare, execute, and file with the Secretary of State of the State of Nevada an Amendment of the Articles of Incorporation for such purpose.

2.
Amendment of Series A Certificate of Designation. Clause (b) of section 4 of the Series A Certificate of Designation shall be amended to read as follows:

"(b) at the option of the Company at any time".

and, in connection therewith, the Company shall prepare, execute and file with the Secretary of State of the State of Nevada an Amendment to Certificate of Designation amending the Series A Preferred Stock Certificate of Designation, as amended, for such purpose

3.
Amendment of Series B Certificate of Designation. Clause (b) of section 4 of the Series B Preferred Stock Certificate of Designation shall be amended to read as follows:

"(b) at the option of the Company at any time”.

and, in connection therewith, the Company shall prepare, execute and file with the Secretary of State of the State of Nevada an Amendment to Certificate of Designation amending the Series B Preferred Stock Certificate of Designation, as amended, for such purpose.

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4.
Conversion of the Convertible Debt. Assuming the Recapitalization occurs on April 30, 2017, the holders of the Convertible Debt (the “Convertible Debt Holders”) shall convert all of the Convertible Debt (consisting of approximately $6,300,000 aggregate principal amount of indebtedness) held by the Convertible Debt Holders at a price per share of $0.001 into approximately 6,300,000,000 shares of Common Stock, in the manner set forth in the instruments relating to the Convertible Debt.

If for any reason the Recapitalization occurs either before April 30, 2017, based on the amount of interest due and not paid, the number of shares of Common Stock into which the Convertible Debt shall convert will decrease and, if for any reason the Recapitalization occurs after April 30, 2017, based on the amount of interest due and not paid, the number of shares of Common Stock into which the Convertible Debt shall convert will increase.

5.
Conversion of the Series B Preferred Stock. Immediately following the conversion of the Convertible Debt into shares of Common Stock, the Company shall convert the Series B Preferred Stock into shares of Common Stock in the manner set forth in section 4(b) of the Series B Preferred Stock Certificate of Designation, as amended.

6.
Conversion of the Series A Preferred Stock. Immediately following the conversion of the Series B Preferred Stock into shares of Common Stock, the Company shall convert the Series A Preferred Stock into shares of Common Stock in the manner set forth in section 4(b) of the Series A Preferred Stock Certificate of Designation, as amended.

7.
Reverse Split of Shares of Common Stock. Immediately following the conversion of the Convertible Debt, the Series B Preferred Stock and the Series A Preferred Stock into shares of Common Stock, the Company shall combine its outstanding shares of Common Stock by a ratio to be determined by the Company's Board of Directors, in its sole discretion, so that immediately following such reverse split the number of shares of Common Stock outstanding, shall be 10,000,000 shares (the “Reverse Split”); provided, however, no fractional share of Common Stock shall remain outstanding and in lieu of any fractional share of Common Stock that otherwise would be outstanding, the holder thereof shall be entitled to receive and the Company shall pay to such holder of such fraction an amount equal to such fraction times the amount that the Board of Directors shall determine in good faith to be the fair value of a share of Common Stock on the Recapitalization Date.

8.
Amendment and Restatement of Articles of Incorporation. The Articles of Incorporation shall be amended and restated in their entirety to read as set forth in Exhibit 2.8 to the Recapitalization Agreement.

9.
Amendment of By-Laws. The By-Laws of the Company shall be amended and restated in their entirety to read as set forth in Exhibit 2.9 to the Recapitalization Agreement.

10.
Capitalization Following Recapitalization. Assuming that none of the presently outstanding securities of the Company (other than the Convertible Debt, the Series B Preferred Stock and the Series A Preferred Stock) are converted into or are exercised or exchanged for shares of Common Stock, it is the intention of the parties to the Recapitalization Agreement that, immediately following the Recapitalization, the Company shall be authorized to issue six hundred ten million (610,000,000) shares, consisting of six hundred million (600,000,000) shares of Common Stock, of which approximately 10,000,000 shares shall be outstanding, and ten million (10,000,000) shares of Preferred Stock, none of which shall be outstanding.

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11.
Certain Adjustments. Notwithstanding anything to the contrary in the Recapitalization Agreement, the amount of the Convertible Debt and the numbers of shares of stock of the Company that are outstanding immediately preceding and shall be outstanding as a result of the Recapitalization shall be adjusted consistent with the assumptions and calculations contained in the Recapitalization Agreement to be consistent with the facts on the Recapitalization Date.

The information provided in this Item 1.01 with respect to the Recapitalization is qualified in its entirety by reference to the terms of the Recapitalization Agreement attached hereto as Exhibit I, and incorporated herein by reference.

B.
Conditions of the Recapitalization.

The Recapitalization of the Company is subject to and conditioned upon the Requisite Consent of Security Holders (as defined in the Recapitalization Agreement).

The information provided in this Item 1.01 with respect to the Conditions of the Recapitalization is qualified in its entirety by reference to the terms of the Recapitalization Agreement attached hereto as Exhibit I, and incorporated herein by reference.

C.
The Bridge Financing.

The Company has been raising, and continues to raise, funds on a best efforts basis up to a maximum amount of $10,000,000 for working capital by issuing convertible promissory notes (the “Bridge Notes”) with warrants (the “Bridge Warrants”). The Bridge Notes bear interest at the rate of 18% per annum and were payable at the earlier of December 31, 2016 (the “Maturity Date”) or conversion. The Bridge Notes (principal and accrued and unpaid interest) are convertible into shares of Common Stock at a price (following the Reverse Split) equal to $0.45 per share of Common Stock. Investors purchasing the Bridge Notes receive one Bridge Warrant for every $1.00 in principal amount of the Bridge Notes purchased in the Bridge Offering. Each Bridge Warrant is exercisable until December 31, 2019 to purchase one share of Common Stock at an exercise price (following the Reverse Split) of $1.35 per share, subject to adjustment in certain circumstances.

The Bridge Notes are convertible into shares of Common Stock at any time at the option of the Bridge Note holder. The Bridge Notes (principal and accrued and unpaid interest) are convertible at a price (following the Reverse Split) equal to $0.45 per share of Common Stock, subject to adjustment as provided below. If the Company’s fully diluted shares of Common Stock outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation of the Company on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion). The Conversion Price (following the Reverse Split) shall be $0.45 per share of Common Stock assuming the Company has 10 million shares of Common Stock issued and outstanding on a fully diluted basis on the date of conversion.

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As of the date of this report on Form 8-K, the Company has entered into separate Conversion Agreements (a “Conversion Agreement”) with the holders of Bridge Notes holding Bridge Notes in the aggregate principal amount of $4,684,654 pursuant to which on the Recapitalization Date immediately following the Recapitalization the Bridge Notes held by such holders will be converted into shares of Common Stock at a conversion price of $0.45 per share of Common Stock.

The Bridge Notes by their terms are also exchangeable for convertible notes (“PIPE Notes”) if offered by the Company in a PIPE Financing, or exchangeable for PIPE Notes as provided herein. In addition, if (i) the Company is current (as of the date of this Form 8-K the Company is not current) in filing its reports (other than reports required to be filed on Form 8-K) under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) the gross combined proceeds of the Bridge Financing and the PIPE Financing are at least the Minimum PIPE, as defined below, then the Bridge Notes will automatically be exchanged for PIPE Notes in a principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Bridge Notes plus (2) all accrued and unpaid interest thereon, multiplied by (B) 111% (the “Exchange Ratio”). For this purpose a PIPE Financing means a private offering of securities consisting of convertible notes and warrants in a minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Financing (including the principal of and accrued interest on the Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum amount of $2.0 million more than the Minimum PIPE (the “Maximum PIPE”) undertaken prior to the Maturity Date of the Bridge Notes.

However, the Company has neither undertaken nor consummated a PIPE Financing and, as of the date of this Report on Form 8-K, has no plans to undertake a PIPE Financing. The Company had entered into a Letter Agreement with GVC Capital LLC (“GVC”) dated November 12, 2015 (the “GVC Letter Agreement”) pursuant to which GVC would have been willing to act as the placement agent of the Company’s securities in a PIPE Financing. However, as of October 31, 2016, the Company and GVC mutually agreed to terminate the GVC Letter Agreement.

Investors purchasing Bridge Notes also receive one Bridge Warrant for every $1.00 in principal amount of Bridge Notes purchased in the Bridge Offering. Each Bridge Warrant is exercisable until December 31, 2019 to purchase one share of Common Stock at an exercise price (following the Reverse Split) equal to $1.35 per share (the “Bridge Warrant Exercise Price”), assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares of Common Stock outstanding on the date of issuance of the Bridge Warrants is greater or less than 10 million, the Bridge Warrant Exercise Price shall be adjusted proportionately to equate to a Bridge Warrant Exercise Price based upon a $4.5 million pre-money valuation of the Company on a fully diluted basis (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis). The Bridge Warrants are callable by the Company if (i) there exists a public trading market for the shares of Common Stock, (ii) there is an effective registration statement registering for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock issuable upon exercise of the Bridge Warrants ( the “Bridge Warrant Shares”) and (iii) the closing price of the Common Stock on an exchange registered with the SEC has equaled at least 150% of the then current Bridge Warrant Exercise Price for 20 of the preceding 30 trading days and the volume for such 30 trading days has averaged 50,000 shares per day (for example, if the Bridge Warrant Exercise Price (following the Reverse Split) is $1.35 the Bridge Warrants are callable if the Common Stock closes above $2.02 per share for 20 of the preceding 30 trading days with the average volume in excess of 50,000 shares per day for such 30 trading days.

A term sheet (titled “Fifth Amended and Restated Term Sheet”) dated November 28, 2016 setting forth the terms of the Bridge Financing is attached hereto as Exhibit II (the “Bridge Financing Term Sheet”). The information provided in this Item 1.01 with respect to the Bridge Financing is qualified in its entirety by reference to the terms of the Bridge Financing Term Sheet and incorporated herein by reference.

As of the date of this Form 8-K, the Company has issued and sold to investors Bridge Notes in the aggregate principal amount of $4,684,654 and Bridge Warrants exercisable to purchase 4,684,654 shares of Common Stock. The form of the Bridge Note issued by the Company to the holders of Bridge Notes is attached hereto as Exhibit III. The Company has reported such sales on Form D and amendments thereto filed with the SEC.

As of the date of this Form 8-K, the Company has entered into separate Conversion Agreements with the holders of Bridge Notes in an aggregate principal amount of $4,391,000. A form of the Conversion Agreement is attached hereto as Exhibit IV.

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Neither the Bridge Notes or Bridge Warrants nor any of the securities of the Company issuable upon the conversion of the Bridge Notes or the exercise of the Bridge Warrants has been or will be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration thereunder or an applicable exemption from registration requirements.

D.
2016 Long-Term Incentive Compensation Plan

On August 17, 2016, the Board of Directors approved and adopted, subject to the approval of the stockholders of the Company, the 2016 Long-Term Incentive Compensation Plan of the Company which provides for the granting to directors, officers, employees and consultants of and service providers to, the Company and its affiliates of awards under the plan including options, SARs (including limited SARs), restricted stock, deferred stock, stock granted as a bonus or in lieu of other awards, dividend equivalents and other stock based awards to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders, all upon the terms and provisions set forth in the plan, a copy of which is attached hereto as Exhibit V.

Subject to adjustment in the event of an extraordinary or unusual event effecting the Common Stock of the Company such as a recapitalization, forward or reverse split or a stock dividend, following the Reverse Split referred to in the Recapitalization Agreement, the aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 2,500,000 shares.

Stockholders of the Company holding not less than a majority of the voting power of the Company approved the 2016 Long-Term Incentive Compensation Plan by signing a written consent dated as of November 1, 2016.

The information provided in this Item 1.01 with respect to the 2016 Long-Term Incentive Compensation Plan is qualified in its entirety by reference to the terms of the 2016 Long-Term Incentive Compensation Plan attached hereto as Exhibit V and incorporated herein by reference.

E.
2016 Incentive Bonus Compensation Plan

On August 17, 2016 the Board of Directors approved and adopted, subject to the approval of the stockholders of the Company, the 2016 Incentive Bonus Compensation Plan of the Company which provides for the granting to key senior executives of the Company of bonus awards based on the extent to which specified performance goals for specified periods shall have been achieved or exceeded, all upon the terms and provisions set forth in the plan, a copy of which is attached hereto as Exhibit VI.

Stockholders of the Company holding not less than a majority of the voting power of the Company approved the 2016 Incentive Bonus Compensation Plan by signing a written consent dated as of November 1, 2016.

The information provided in this Item 1.01 with respect to the 2016 Incentive Bonus Compensation Plan is qualified in its entirety by reference to the terms of the 2016 Incentive Bonus Compensation Plan attached hereto as Exhibit VI and incorporated herein by reference.

Item 3.02
Unregistered Sales of Equity Securities

Reference is made to Item 1.01 and the information provided therein with respect to the Recapitalization and Bridge Financing and all such information is incorporated herein by reference.

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Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a special meeting held on August 17, 2016, the Board of Directors of the Company elected Robert McDermott as President and Donald Douglas as Secretary of the Company and designated Mr. McDermott as Chief Executive Officer, Donald Sproat as Chief Financial Officer and Mr. Douglas as Chief Operating Officer of the Company. At the same meeting, the Board appointed Mr. JD Smith and Mr. Jeffrey Stellinga as members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, designating Mr. Smith as Chairman of the Compensation Committee and the Nominating and Governance Committee and Mr. Stellinga as Chairman of the Audit Committee.

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As part of the Recapitalization, the Company will amend its Articles of Incorporation and Bylaws. Reference is made to Item 1.01 and the information provided therein as well as Exhibits 3.8 (Articles of Incorporation) and 3.9 (Bylaws) to the Recapitalization Agreement with respect to the Recapitalization and all such information is incorporated herein by reference.

Immediately following the Recapitalization, the Company intends to further amend and restate its Articles of Incorporation to change the name of the Company from iMedicor, Inc. to iCoreConnect Inc. A form of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit VII.

Item 5.07
Submission of Matters to a Vote of Security Holders

The holders of approximately $6,000,000 aggregate principal amount of convertible debt of the Company and each stockholder of the Company who is a party to the Recapitalization Agreement, being the holders of not less than a majority of the voting power of the Company and the holders of not less than two thirds of the outstanding shares of the Series A Preferred Stock and not less than two thirds of the outstanding shares of the Series B Preferred Stock of the Company, in the Recapitalization Agreement consented to and approved the Recapitalization and the Company taking each and every action set forth in Section 2 of the Recapitalization Agreement and each and every other action as shall be necessary or desirable for the Company to carry out the Recapitalization and to take each and every other action as set forth in Section 2 of the Recapitalization Agreement or contemplated by the Recapitalization Agreement. Reference is made to Section 5 of the Recapitalization Agreement.

Stockholders holding not less than a majority of the voting power of the Company signed a written consent dated as of November 1, 2016 approving the 2016 Long-Term Incentive Compensation Plan of the Company and the 2016 Incentive Bonus Compensation Plan of the Company.

Stockholders holding not less than a majority of the voting power of the Company signed a written consent dated as of January 3, 2017 approving, immediately following the Recapitalization, the amendment and restatement of the Company’s Articles of Incorporation to change the name of the Company from iMedicor, Inc. to iCoreConnect Inc.

Item 9.01
Financial Statements and Exhibits

(a) Exhibits. The following exhibits are filed with this report:

Exhibit No.
Description of Exhibit

I
Recapitalization Agreement dated as of November 1, 2016 among the Company and those persons’ signatories thereto who are the holders of convertible debt of the Company and/or the owners of record of shares of the capital stock of the Company.

II
Current Bridge Financing Term Sheet (the Fourth Amended and Restated Term Sheet)

III
Form of Bridge Note issued to the holders of the Bridge Notes

IV
Form of Conversion Agreement between the Company and holders of Bridge Notes

V
2016 Long-Term Incentive Compensation Plan

VI
2016 Incentive Bonus Compensation Plan

VII
Form of Amended and Restated Articles of Incorporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMEDICOR, INC. (Registrant)

Dated: March 31, 2017	By:	/s/ Robert McDermott
Robert McDermott
Chief Executive Officer

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